[LOGO]

                                  GUARDIAN(SM)

Semiannual Report To Contractowners                                June 30, 1999

Value Guard II

THE GUARDIAN
SEPARATE ACCOUNT A

THE GUARDIAN STOCK FUND, INC.
----------------
THE GUARDIAN BOND FUND, INC.
----------------
THE GUARDIAN CASH FUND, INC.
----------------
GABELLI CAPITAL ASSET FUND
----------------
BAILLIE GIFFORD
INTERNATIONAL FUND
----------------
BAILLIE GIFFORD EMERGING
MARKETS FUND
----------------
THE GUARDIAN SMALL CAP STOCK
FUND
----------------
VALUE LINE CENTURION FUND, INC.
----------------
VALUE LINE STRATEGIC ASSET
MANAGEMENT TRUST
----------------
MFS GROWTH WITH INCOME SERIES

The Guardian Insurance &
Annuity Company, Inc.

A wholly owned subsidiary of
The Guardian Life Insurance Company of America

Executive Office

7 Hanover Square
New York,  New York 10004

Customer Service Office

P.O. Box 26210
Lehigh Valley, Pennsylvania  18002-6210
1-800-221-3253

Distributed by:
Guardian Investor Services Corporation(R)

--------------------------------------------------------------------------------
Performance Summary
-------------------

--------------------------------------------------------------
Investment Option                             Total Returns*

The Guardian Stock Fund............................ 7.91%
Baillie Gifford International Fund................. 3.12%
Baillie Gifford Emerging Markets Fund..............28.73%
Value Line Centurion Fund..........................10.20%
Value Line Strategic Asset Mgt. Trust..............10.28%
Gabelli Capital Asset Fund.........................13.21%
The Guardian Bond Fund.............................-1.89%
The Guardian Cash Fund............................. 1.72%
The Guardian Small Cap Stock Fund.................. -.76%
MFS Growth with Income Series...................... 5.33%
--------------------------------------------------------------

Fixed-Rate Option

      The annual rates of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option from January 1, 1999 to June 30, 1999, was 5.00%

      This rate is subject to change at any time, and may be higher or lower for new deposits or renewals on a contract anniverary, but is guaranteed until the following contract annivarsary.

--------------------------------------------------------------

* The chart above shows the total returns for each investment option under Value Guard II based on the percentage change in unit values during the period from January 1, 1999 through June 30, 1999. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of morality and expense risk and administrative service charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deductions of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dear Contractowner:
-------------------------------------

[PHOTO OMITTED]

Joseph D. Sargent,
CLU President & CEO

Dear Contractowner:

      As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. (GIAC), and its parent, The Guardian Life Insurance Company of America, I am proud to present this Semiannual Report on the performance of your contract's separate account and its underlying investment options during the first half of 1999. I hope you will enjoy learning more about your investments as well as the economic outlook for the rest of the year.

      GIAC continues to enjoy exemplary ratings from four of the nation's leading insurance company evaluators: Moody's, Standard & Poor's, A.M. Best, and Duff & Phelps. GIAC's solid ratings reflect its ability to meet its guarantee of your contract's Fixed-Rate Option and pre-retirement death benefit. However, these ratings do not apply to the investment options available under Value Guard II, which are subject to the risks of investing in securities. We are very proud of our ratings because they reflect the strength of GIAC, which stands behind the contract's guarantees.

New Format of Semiannual Report

      You may have noticed that this report looks a little different from the 1998 Annual Report. In addition to the new larger format, we have consolidated the information for other GIAC variable annuity products in this report, in an effort to reduce expenses. To avoid confusion, the information pertaining to contracts other than Value Guard II is clearly labeled.

New Executive Offices

      GIAC headquarters relocated to 7 Hanover Square, New York, New York, 10004-2616, on July 1, 1999. Our new home supports our efforts to improve technology, streamline service and add new capabilities to serve you better. This relocation will in no way interfere with your ability to communicate with us. Our customer service address in Bethlehem, PA, and our toll-free customer service number, (800) 221-3253, remain the same.

      Our every action, whether the relocation of our headquarters or the revision of our semiannual reports, has only one motivation - to deliver greater value and service to you. As always, we appreciate your business and we thank you for continuing to invest for your future through GIAC.

Sincerely,


/s/ Joseph D. Sargent

Joseph D. Sargent, CLU
President and Chief Executive Officer
The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------

SEMIANNUAL REPORT FOR

The Guardian Investor Retirement Asset Manager

The Guardian Investor

Value Guard II

Table of Contents

                                                 Portfolio            Schedule
                                                  Manager                of
                                                 Interview          Investments
--------------------------------------------------------------------------------
Economic Report                                                          3

--------------------------------------------------------------------------------
The Guardian Stock Fund                              6                   52

--------------------------------------------------------------------------------
The Guardian Bond Fund                              10                   60

--------------------------------------------------------------------------------
The Guardian Cash Fund                              26                   66

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund                          12                   74

--------------------------------------------------------------------------------
Baillie Gifford International Fund                  14                   82

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund               16                   88

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund                   18                   94

--------------------------------------------------------------------------------
Value Line Centurion Fund                           20                  104

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust         22                  112

--------------------------------------------------------------------------------
MFS Growth with Income Series                       24                  124

--------------------------------------------------------------------------------
The Guardian Separate Account E                                          28
 For Guardian Investor Retirement Asset Manager
  Contractowners
--------------------------------------------------------------------------------
The Guardian Separate Account D                                          36
 For Guardian Investor Contractowners

--------------------------------------------------------------------------------
The Guardian Separate Account A                                          44
 For Value Guard II Contractowners

--------------------------------------------------------------------------------

Investments offered through The Guardian Insurance & Annuity Company, Inc. are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

--------------------------------------------------------------------------------
Economic Report
-------------------------------------

[PHOTO OMITTED]

Frank J. Jones, Ph.D.,
Chief Investment Officer,
Co-Portfolio Manager,
The Guardian Stock Fund

Myopia vs. The Big Picture

      The major peril in writing a comment such as this is that during the time between my writing it and your reading it, the message becomes dated or even obsolete. This author has frequently been a victim to this peril. Perhaps uncharacteristically, this comment attempts to focus on the big picture underlying the economy and the bond and stock markets, and not myopically on the ephemeral data hitting the tape each minute of the hour and day.

      To begin with some perspective, the current economic expansion began during April 1991, making it the longest peacetime expansion since World War II. The current bull market in stocks began, by some measures, during September 1990. Obviously, on an historical basis the end of either would not be premature.

      First, the background for this discussion. The Federal Reserve Board (Fed) eased interest rates three times by a total of 0.75% during late 1998 due to concerns about credit stress in the U.S. and international economic weakness. During 1999, the economy has been unexpectedly strong, the bond markets unexpectedly weak (higher yields), and the stock market mixed (the Dow (DJIA)(1) and NASDAQ(2) have been strong, small cap stocks weak and the Standard & Poor's 500 (S&P 500) Index(3) somewhere in between). The Fed, in general, and Alan Greenspan, in particular, have been concerned about the effect of strong economic growth on labor costs and inflation, even though neither of these have evidenced themselves yet.

      In this vein, the Fed "took back" one of the three previous easings by raising rates by 0.25% on June 30. During August - the time of this writing - bond yields had increased to their highest levels since November 1997 and the S&P 500 had declined by approximately 8% from its high of 1419 on July 16. During late July/early August, there were announcements of lower productivity and higher wage increases during the second quarter of 1999, adding to the Fed concerns. The former was particularly troublesome because Greenspan has rationalized the length and strength of the non-inflationary expansion on the basis of the high productivity resulting from innovations in technology and communications.

      Considering the big picture, what factors typically end expansions? The most common cause is developing or actual inflation which prompts the Fed to tighten, or raise rates, often precipitously. Often excesses of some type, frequently inventory excesses, accompany the inflationary forces. Currently there are no significant excesses and Greenspan and the Fed appear to be prepared to act pre-emptively and gradually to obviate the need for a later draconian tightening that could jeopardize the expansion. This is clear from Greenspan's comments to Congress on July 22, as indicated in the excerpts below.

      "If new data suggest it is likely that the pace of cost and price increases will be picking up, the Federal Reserve will have to act promptly and forcefully so as to preclude imbalances from arising that would only require a more disruptive adjustment later - one that could impair the expansion and bring into question whether the many gains already made can be sustained...."

      "When we can be pre-emptive we should, because moderate pre-emptive actions can obviate more drastic actions at a later date that can destabilize the economy."

      It appears that the Treasury market has already priced in one or two Fed tightenings. If inflation becomes significant and requires more Fed tightening, an outcome we do not think likely, yields could increase further. If, on the other hand, the economy slows somewhat during late 1999, which seems likely, yields could decline.

      Other factors which could also abort the expansion are higher taxes (taxes are, in fact, likely to be decreased), tighter regulation, and protectionism. None seem probable.

      The economy could slow, but it is not likely to contract. That is, a recession is not on the "radar screen". Economic growth will continue to proceed in various paces, but will not end.

      The "big picture" of the stock market involves three variables, namely corporate profits, interest rates, and current valuations. Stock prices increase when profits increase and when bond yields decrease. In addition, stock prices are more likely to increase when current val-

--------------------------------------------------------------------------------
(1) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.
(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks.
(3) The S&P 500 Index is an unmanaged index of 500 large cap stocks that is generally considered to be representative of U.S. stock market performance.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

uations (such as the price-to-earnings ratio) are lower than they have been. How is the stock market currently positioned with respect to these three variables?

      As indicated, economic growth is likely to remain solid. Thus, corporate profits should continue to increase. With respect to bond yields, unless the Fed fails and inflation increases, bond yields should not increase much more and could decrease if economic growth eases somewhat. The case relative to valuations is more difficult. On the one hand, and well noted in the press, many stocks have very high or even extreme valuations, particularly large cap growth stocks and technology and internet stocks. On the other hand, small cap and cyclical stocks have lower valuations. The stock market seems to be begging for rotation whereby the valuations of the various sectors of the stock market would converge.

      To be philosophical about the last four years of stock market returns in excess of 20% and the prospects for the future, consider the counsel of the Nobel Prize winning economist Paul Samuelson: "Economists have no theory of how long a bubble will last." So, his advice is to "develop a philosophical attitude. Any prosperity in a speculative market is lent to you by the Fates and may have a string on it, and may be taken away."

      Consider one other characteristic of the current stock market which affects stock market volatility. Prior to 1959, the dividend yield on stocks was higher than the bond yield. For example, during 1955, the dividend yield on the S&P 500 was 4.6% and the ten-year Treasury yield was 2.8%. The rationale for this relationship was twofold. First, stocks were considered to be more risky than bonds and, thus, it was deemed, should have higher yields (just as non-investment grade or high yield bonds have higher yields than investment grade bonds). Second, capital gains were expected to be low and so most of the return on common stocks had to be dividends. After 1958, while dividend yields were lower than bond yields, dividends continued to increase and reached 5.7% during 1980. Since then, the S&P 500 dividend yields decreased to 1.7% during 1998 and 1.2% during the second quarter of 1999. In fact, many technology stocks pay no dividends. Obviously now, dividends represent a nearly inconsequential component of total return.

      What is the effect of the recent lower dividends? In general, the dividend stream is much more stable than capital gains. Hence stocks, due to their present low dividend yield, are currently much more volatile than they were previously.

      Overall, while volatility will continue to be an unfavorable characteristic of the stock market, and there could be a moderate decline in the stock market, I cannot become a stock market bear, and could even be bullish on some sectors.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund.
-------------------------------------

[PHOTO OMITTED]

John B. Murphy, C.F.A.
Co-Portfolio Manager]

[PHOTO OMITTED]

Larry Luxenberg, C.F.A.
Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and securities convertible into common stocks

Inception: April 13, 1983

Net Assets at June 30, 1999: $3,736,297,042

Q. How has the Fund performed during the first six months of 1999?

A. During most of the last two years, a narrow group of stocks has powered the advance of the Standard & Poor's 500 Index (S&P 500)(1), and in the first half of 1999, the Index had a total return of 12.38%. Starting in April, this advance has broadened as the worldwide financial crisis environment has dissipated. In the face of continuing great volatility, The Guardian Stock Fund returned 8.44%(2).

Q. What was your investment strategy during this time?

A. For most of the last five years, we have been favoring large cap, high quality growth stocks. These stocks have done particularly well since the financial crisis began in Thailand in July 1997. More recently, the series of central bank interest rate easings has strengthened economies around the world. As a consequence, the stock market returns have broadened. We have, therefore, adopted a more neutral stance, gradually adding to mid-cap and small-cap positions and to some economically sensitive names. We believe that many large-cap growth stocks will continue to prosper but, in addition, many previously overlooked companies will join the advance. As has been our historical practice, we are making a gradual shift and continue to closely monitor economic developments both domestically and abroad.

      At mid-year, the U.S. economy continues to be buoyant. While the economy is growing rapidly, inflation remains subdued. The Federal Reserve raised interest rates once, but signs of bottlenecks or dislocations in the economy are difficult to detect. Moreover, foreign economies have begun to bounce back from a scary two-year period of rolling financial crises that showed how closely linked the global economy has become.

Q. Which sectors are you emphasizing?

A. Our biggest commitment this year has been to technology stocks. We had 32% of the Fund in technology stocks -- broadly defined -- at mid-year. By our reckoning the S&P weighting in technology was 24%. We believe that this is a dramatic period of technological advances powered by the rapid maturation of the Internet. The portfolio is positioned to benefit from the companies that provide the structure making these advances in communications and other areas possible. Prominent among our holdings are Microsoft, IBM, Intel, Sun Microsystems, MCI Worldcom, Lucent, Cisco and Oracle. The growth in the areas these companies serve will continue to be tremendous for years.

================================================================================
      We believe that this is a dramatic period of technological advances powered by the rapid maturation of the Internet. The portfolio is positioned to benefit from the companies that provide the structure making these advances in communications and other areas possible.
================================================================================

      We also continue to overweight consumer cyclical stocks. U.S. consumers have been the big beneficiaries of this period of prosperity.

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

Q. What do you foresee for the market over the remainder of the year?

A. If the last few years have taught us anything, it is to be cautious in forecasting. As the millenium approaches, concern about the Year 2000 bug has declined, and economies around the world have begun to improve. In the U.S. the major debate is now what to do with a projected extra $1 trillion budget surplus over the next 15 years. A mere seven years ago, Washington had no memory of a time of surplus and in fact despaired of ever bringing the budget into balance. Corporations are better managed than they have been in at least a generation. Creativity is spurring incredible advances in such areas as the life sciences and communications. While stock market valuations as measured by the S&P 500 are high, the broad market is not expensive by historical measures.

      More volatility in the market will not surprise us, especially as we move into the normally treacherous fall period. But given the current benign economic backdrop, it is hard to be too negative on the long-term outlook for equities.

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
-------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 1999

                                                                      Percent
          Company                                                  of Net Assets
--------------------------------------------------------------------------------
     1.   Microsoft Corp.                                              5.11%
--------------------------------------------------------------------------------
     2.   Int'l. Business Machines                                     4.53%
--------------------------------------------------------------------------------
     3.   MCI WorldCom, Inc.                                           2.32%
--------------------------------------------------------------------------------
     4.   Pfizer, Inc.                                                 2.19%
--------------------------------------------------------------------------------
     5.   Intel Corp.                                                  1.99%
--------------------------------------------------------------------------------
     6.   General Electric Co.                                         1.97%
--------------------------------------------------------------------------------
     7.   Lucent Technologies, Inc.                                    1.93%
--------------------------------------------------------------------------------
     8.   Wal-Mart Stores, Inc.                                        1.84%
--------------------------------------------------------------------------------
     9.   Ford Motor Co.                                               1.47%
--------------------------------------------------------------------------------
    10.   Hewlett Packard Co.                                          1.45%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 1999

                                                                  Life of Fund
                                 1 Year     5 Years    10 Years  (since 4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund          14.64%      25.34%     18.66%        17.99%
--------------------------------------------------------------------------------
S&P 500 Index                    22.76%      27.86%     18.76%        17.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks
                               as of June 30, 1999

   [The following table was depicted as a pie chart in the printed material]

Basic Industries                     1.48%

Energy                               5.22%

Financial                           15.93%

Capital Goods/ Technology           33.78%

Transportation                       1.60%

Utilities                            8.43%

Conglomerates                        1.39%

Credit Cyclicals                     0.52%

Capital Goods                        2.56%

Consumer Services                    6.03%

Consumer Staples                    12.51%

Consumer Cyclical                   10.55%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

A hypothetical $10,000 investment made at the incep tion of The Guardian Stock Fund on April 13, 1983 would have grown to $146,868 on June 30, 1999. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $135,742. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete under standing of the investment's real worth.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund.
-------------------------------------

[PHOTO OMITTED]

Thomas G. Sorell, C.F.A.
Co-Portfolio Manager

[PHOTO OMITTED]

Howard W. Chin,
Co-Portfolio Manager

Q. How did the Fund perform during the first half of 1999?

A. The Fund had a total return of -1.41%(1) for the six months ended June 30, 1999, while the average fund in our Lipper Intermediate Investment Grade(2) peer group returned -1.21% for the same period. The group consists of variable annuity subaccounts that invest primarily in investment-grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index(3), returned -1.37% for the first half of 1999.

Q. What factors affected the Fund's performance?

A. During the first half of 1999, interest rates rose approximately 1.00%. Investors abandoned the safe haven sought in U.S. Treasury securities during 1998's fourth quarter financial crisis and recognized that the U.S. economy remained impervious to these events as Gross Domestic Product grew 4.3% in 1999's first quarter following a 6% increase in 1998's fourth quarter. Although inflation remained low during the second quarter of 1999, investors became increasingly concerned that an emerging recovery in Asia, rising commodity prices, and a low U.S. unemployment rate would increase inflationary risks. These concerns led market participants late in the quarter to expect that the Federal Reserve (Fed) would soon adopt a tightening bias(4) in monetary policy. In May, the Fed adopted a tightening bias and on June 30th raised the Fed Funds rate 25 basis points (0.25%) to 5%, its first increase in the target Fed Funds rate since March 1997.

Q. What was your investment strategy during this period?

A. During the first quarter, the Fund continued to increase its exposure to spread assets (corporate bonds, mortgage and asset-backed securities) especially corporate and asset-backed securities which remained attractively priced on a relative valuation basis. The Fund benefited from this increased allocation to spread sectors during this quarter as yield spreads narrowed, and spread sector bonds significantly outperformed equivalent duration Treasuries, effectively cushioning the Fund's performance from the full effect of rising interest rates. Both corporate and mortgage-backed securities, which are the two largest spread sectors represented in the Fund, performed exceptionally well over this period. For example, according to the Lehman Aggregate Bond Index, corporate bonds outperformed Treasuries by 132 basis points (1.32%) in the first quarter of 1999 while mortgage-backed securities outperformed Treasuries by 48 basis points (0.48%).

================================================================================
      The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and U. S. government securities.
================================================================================

      During April, spread sector bonds continued to outperform Treasuries and began to exhibit less attractive risk/return profiles at which point, the Fund started reducing its holdings in corporate bonds. This strategy was both appropriate and successful as spread assets

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The Federal Reserve Board (Fed) announces a bias after their Federal
    Reserve Open Market Committee (FOMC) meetings. The bias reflects the consensus of the Fed and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing, or neutral bias announced. In this case, a tightening bias was announced, meaning that the Fed was more likely to raise interest rates than lower them in the future. The bias is in place until the next FOMC meeting, where the Fed may announce a change in bias, or reaffirm their current bias.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

reacted poorly to the Fed's policy change in May, widening significantly in yield spread and underperforming Treasuries.

      As the first half of 1999 came to a close, yields on spread assets had widened sufficiently that the Fund again found them to be attractive on a relative valuation basis. Prior to the second quarter's close, the Fund moved to its most overweighted position in spread assets in several years. While the potential benefits of this strategy did not contribute positively to our performance during June as liquidity began to suffer and volatility increased, we believe that continued strength in the U.S. economy, increasing corporate profitability, and relatively stable financial markets will support enhanced performance of these asset classes.

Q. What is your outlook for the remainder of the year?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and U. S. government securities. We currently believe that the spread sectors remain fundamentally attractive relative to their recent historical value but may suffer intermittently from short-term concerns of reduced market liquidity as investors monitor future Fed activity and focus on potential dislocations associated with Year 2000 concerns. Nevertheless, in our opinion, asset valuations have already sufficiently discounted these risks.

      As 1999 progresses, our strategy will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocations to reflect changes in sector valuations and continuing to identify attractive investment opportunities within these sectors.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
-------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year .....................................................            2.51%
5 Years ....................................................            7.11%
10 Years ...................................................            7.71%
Since Inception (5/1/83) ...................................            8.89%

--------------------------------------------------------------------------------

                        Recent Asset Allocation Strategy
                                (% Market Values)

                               [GRAPHIC OMITTED]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund.
-----------------------------------

[PHOTO OMITTED]

Mario J. Gabelli, C.F.A.
Portfolio Manager

Objective: Growth of capital. Current income is a secondary objective

Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks

Inception: May 1, 1995

Net Assets at June 30, 1999:  $173,580,237

Q. How did the Fund perform for the first six months of 1999?

A. For the six months ended June 30, 1999, the Gabelli Capital Asset Fund's total return was 13.77%(1). The Standard & Poor's 500 Index(2) (S&P 500) and Russell 2000(3) Index had returns of 12.38% and 9.24%, respectively, over the same period.

      Value stocks excelled in the second quarter of 1999. Cyclical stocks ignited the rally, with the stronger than anticipated economy bolstering the earnings outlook for economically sensitive companies. Other value sectors caught the spark as investors began rotating out of richly valued growth stocks into more reasonably priced companies in a wide range of industries. The Internet balloon did not burst, but enough hot air escaped to bring the ".com" companies closer to earth.

      Also, small cap stocks finally emerged from what has been a long and painful bear market. For the first time in seven quarters, the Russell 2000 outpaced the S&P 500 on its way to posting double digit returns for the quarter.

Q. What factors affected the Fund's performance?

A. In general, investors' focus on value stocks and smaller cap stocks provided a tailwind for the portfolio. More specifically, our cyclical holdings performed quite well, as investors rotated into fundamentally attractive industrial companies benefiting from the strong economy. The positions in energy stocks buoyed returns, as oil prices rose from severely depressed levels. The Fund's telecommunications investments also contributed to returns, with technological advances, new services, deregulation and consolidation continuing to drive the group. The cable and media holdings drifted. We still see great value in this sector, but suspect this group was due for a rest following several years of exceptional performance.

Q. What is your outlook for the remainder of the year?

A. In general, first quarter earnings met consensus estimates and second quarter earnings should be stronger than anticipated, with particularly good comparisons to 1998's second quarter, when General Motor's strike and the plunge in energy prices crimped reported results. However, interest rates are higher, and until we see convincing evidence that inflation is firmly under control, rates are not likely to trend much lower. With the S&P 500's gains already approximating 1999 earnings growth forecasts, we see an inadequate "margin of safety" in the stock market. Money flowing into the markets, particularly from deal activity, is the fuel powering a market that still favors stocks. However, money is no longer pouring into equity mutual funds at the rates we have seen in previous years. All this conjecture leads us to the opinion that stock selectivity remains crucial over the next twelve months.

================================================================================
      In general, first quarter earnings met consensus estimates and second quarter earnings should be stronger than anticipated, with particularly good comparisons to 1998's second quarter, when General Motor's strike and the plunge in energy prices crimped reported results.
================================================================================

      We believe value and smaller cap stocks should continue to outperform the large cap growth sector in the quarters ahead. Growth has outperformed value for five years and large cap stocks have outperformed small caps

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is an unmanaged index of 2,000 small cap U.S. stocks that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

for nearly as long. This is not unusual. Style and capitalization sectors generally take lengthy turns leading the market. Does the ascent of value and small cap stocks this quarter signify a major change in market leadership? One quarter of outperformance does not a trend make. But, fundamentals favor value stocks and small cap equities going forward. Despite the strong second quarter rally, based on historical measurements, value stocks remain inexpensive and growth stocks are still overvalued. Small cap stocks offer the dual advantages of generally better earnings growth prospects than large caps and materially lower price/earnings and price/cash flow multiples.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
-------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year .....................................................              11.78%
3 Years ....................................................              21.80%
Since Inception (5/1/95) ...................................              20.58%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 1999

--------------------------------------------------------------------------------
   1. Telephone & Data Systems Inc.
--------------------------------------------------------------------------------
   2. Liberty Media Group Cl. A
--------------------------------------------------------------------------------
   3. Cablevision Systems Corp. Cl. A
--------------------------------------------------------------------------------
   4. Viacom Inc. Cl. A
--------------------------------------------------------------------------------
   5. MediaOne Group Inc.
--------------------------------------------------------------------------------
   6. Media General Inc. Cl. A
--------------------------------------------------------------------------------
   7. American Bankers Insur. Group
--------------------------------------------------------------------------------
   8. Rollins Inc.
--------------------------------------------------------------------------------
   9. USA Networks Inc.
--------------------------------------------------------------------------------
  10. Gaylord Entertainment Co. New
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bailie Gifford International Fund
--------------------------------------------

[PHOTO OMITTED]

R. Robin Menzies,
Portfolio Manager

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

Inception: February 8, 1991

Net Assets at June 30, 1999: $702,813,100

Q. How did the Fund perform in the first six months of 1999?

A. For the six months ended June 30, 1999, the Fund produced a total return of 3.63%.(1) This compares with the total return of 4.11% for the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index.(2)

      The international markets' behavior during the period can be characterized as strong in Asia and dull in Europe. The MSCI Pacific ex-Japan Index(3) showed a total return of 26.23% and MSCI Japan(4) Index showed a total return of 20.82%, while MSCI UK(5) Index was up by only 2.62%, and MSCI Europe ex-UK(6) Index fell by 4.40%. Part of the weakness was attributable to currency factors. The total return of the MSCI Europe ex-UK Index was a positive 8.20% in local currency terms, but those currencies, predominantly the Euro, were weak against the Dollar.

Q. What factors contributed to the Fund's performance?

A. The reason that the Fund's performance during the past six months was slightly behind that of the MSCI EAFE Index was that the Fund had, on average, less of its portfolio invested in Asia than the weight within the EAFE Index. By the end of the second quarter, there was little difference in the Asian proportions of the Fund and the Index. The Fund's performance was helped by the fact that the stocks that the Fund held in Japan rose by significantly more than the MSCI Japan Index.

      During the past six months, it became clear that the countries of the Pacific ex-Japan region were recovering quicker than previously had been expected from the recessions they had suffered due to the depreciation of many of their currencies and the accompanying high interest rates. Also, as a result of very high levels of government spending, the Japanese economy recovered, too. Japan's Gross Domestic Product grew by 7.9% in the first quarter. In contrast, economic activity in Continental Europe was patchy. While France expanded, both the German and Italian economies did not do as well as expected.

      The changes in activity in the various international economies led to changes in our evaluation of the prospects for the companies in the different regions, and, in consequence, we increased the Fund's exposure to Asia and reduced that in Europe.

Q. What is your outlook for the rest of the year?

A. Our investment strategy continues to be one of identifying individually attractive companies domiciled in developed markets outside North America. Our analysts conduct disciplined research on the universe of stocks available for investment, looking at the prospects of the industries in which the companies operate, the companies' competitive positions, profitability, and management strategies. This involves many meetings and much travel from our offices in Edinburgh.

================================================================================
      "The international markets' behavior during the period can be characterized as strong in Asia and dull in Europe."
================================================================================

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) The MSCI Pacific Ex-Japan Index is an unmanaged index generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong and New Zealand. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(4) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(5) The MSCI UK Index is an unmanaged index generally considered to be representative of stock market activity in the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(6) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

      Looking forward, we expect growth to remain strong in Asia and believe that the weakness of the Euro should improve the competitive position of companies exporting from Europe, and eventually lead to a recovery in the region. We will continue to follow our strategy of investing in fundamentally attractive businesses, wherever they are based internationally.

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
----------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year .....................................................               5.34%
3 Years ....................................................              13.91%
5 Years ....................................................              12.41%
Since Inception (2/8/91) ...................................              13.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                          Location as of June 30, 1999

    [The following table was depicted as a pie chart in the printed material]

United Kingdom              21.47%

Europe                      45.31%

Japan                       24.15%

Pacific                      7.96%

Cash                         1.02%

Latin America                0.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 1999

                              Percent
     Company               of Net Assets  Nature of Company       Country
--------------------------------------------------------------------------------
1. Mannesmann AG                3.49%     Industrial Machinery    Germany
--------------------------------------------------------------------------------
2. Glaxo Wellcome               2.50%     Drugs & Health Care     United Kingdom
--------------------------------------------------------------------------------
3. Elf Aquitaine                2.41%     Oil-Integrated          France
--------------------------------------------------------------------------------
4. BP Amoco PLC                 2.21%     Oil-International       United Kingdom
--------------------------------------------------------------------------------
5. Banco Santander
    Central Hispano S.A.        1.97%     Banks                   Spain
--------------------------------------------------------------------------------
6. DaimlerChrysler AG           1.85%     Automotive              Germany
--------------------------------------------------------------------------------
7. Nokia OYJ                    1.85%     Telecommunications      Finland
--------------------------------------------------------------------------------
8. Acciona S.A.                 1.83%     Construction & Housing  Spain
--------------------------------------------------------------------------------
9. Vodafone Group               1.79%     Telecommunications      United Kingdom
--------------------------------------------------------------------------------
10. Fujitsu Ltd.                1.69%     Computer Systems        Japan
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund.
------------------------------------------

[PHOTO OMITTED]

Edward H. Hocknell,
Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 65% in a portfolio of common stocks issued by emerging market companies

Inception: October 17, 1994

Net Assets at June 30, 1999: $66,740,760

Q. How did the Fund perform in the last six months?

A. The Baillie Gifford Emerging Markets Fund returned 29.36%(1) in the first half of 1999. This compares with a total return of 39.87% in the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (EMF)(2) in US Dollar terms.

      The strongest performance came from Asia, with a return of 55.40%; the Chinese and Indonesian markets doubled. Despite Russia more than doubling -- which still left it lower than a year before -- Europe only managed a return of 29.41%. Latin America came between the two, returning 31.03%.

Q. What factors affected the Fund's performance?

A. The Fund's relative performance was hurt by an excessively cautious approach. We had (and still have) very little exposure to Russia or Indonesia; we started the year with a high cash position and a heavy exposure to the more defensive European markets. We also weighted too low in Asia and too much in Latin America. This relatively cautious approach has helped our performance in the longer term but was harmful in the first half of 1999.

      During the first half of the year, we made several major changes in policy to reflect the more benign conditions in the emerging markets, especially in Asia. The Asian exposure has risen from about a quarter to over half of the Fund's investments, there have been declines in the exposure to Latin America and Europe, and the Fund reduced its cash position.

Q. What is the outlook for emerging markets for the rest of the year?

A. The general outlook for the emerging markets has improved markedly. The financial crises that hit Asia in 1997, Russia in 1998 and Brazil in the early part of this year have proved far less damaging than was thought at the time. It is true that local banks have been severely weakened, but many businesses, which depend on international demand, have emerged virtually unharmed. Companies that depend on the local consumer have been hit very hard, but the strong exporters are pulling through.

      The crucial factor is that the international background has remained favorable. Growth has remained strong, interest rates low, and commodity prices have bottomed. This has meant that the earnings prospects of many emerging companies have improved, while the high interest rates, which were the legacy of their financial crises, fell. This has proved to be a very stimulating combination for emerging stock markets.

================================================================================
      During the first half of the year, we made several major changes in policy to reflect the more benign conditions in the emerging markets, especially in Asia.
================================================================================

      In general, the markets with the deepest problems have staged the strongest recoveries. We have been most impressed by the fundamentals in Korea and Taiwan, where the improvement is sustainable. Mexico is also pulling ahead of its Latin American peers, particularly Argentina, and central Europe is benefiting from a recovery in Russia.

      We shall continue to concentrate on companies with good fundamental prospects. Our experience and the long-term performance of the Fund in these volatile markets strongly support this approach. We believe that the outlook for the emerging markets is good, particularly in Asia.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
    (EMF) is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
---------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year .....................................................              15.74%
3 Years ....................................................               0.74%
Since Inception (10/17/94)  ................................               1.11%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                          Location as of June 30, 1999

    [The following table was depicted as a pie chart in the printed material]

Asia                     43.44%

Latin America            29.51%

Europe                   12.43%

South Africa              6.01%

Cash                      4.48%

Israel                    4.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 1999

                                       Percent
      Company                        of Net Assets   Nature of Company        Country
-----------------------------------------------------------------------------------------
 1. SK Telecom Ltd. ADR                  3.54%       Telecommunications       South Korea
-----------------------------------------------------------------------------------------
 2. Infosys Technology Ltd.              3.08%       Computer Software        India
-----------------------------------------------------------------------------------------
 3. NIIT Ltd.                            2.74%       Computer Software        India
-----------------------------------------------------------------------------------------
 4. LG Information & Comm.               2.33%       Telecommunications       South Korea
-----------------------------------------------------------------------------------------
 5. Samsung Co.                          2.22%       Conglomerates            South Korea
-----------------------------------------------------------------------------------------
 6. Sam Hwa Electronics Co.              2.11%       Electronic Equipment     South Korea
-----------------------------------------------------------------------------------------
 7. Telefonos de Mexico S.A. ADR         2.02%       Telecommunications       Mexico
-----------------------------------------------------------------------------------------
 8. PT Telekomunikasi Indonesia          1.86%       Telecommunications       Indonesia
-----------------------------------------------------------------------------------------
 9. Younggone Corp.                      1.69%       Retail Apparel           South Korea
-----------------------------------------------------------------------------------------
10. Corp. Interam. Entretenimiento       1.62%       Media & Entertainment    Mexico
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
--------------------------------------

[PHOTO OMITTED]

Larry Luxenberg, C.F.A.
Co-Portfolio Manager]

[PHOTO OMITTED]

Catherine McRae,
Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization

Inception: July 16, 1997

Net Assets at June 30, 1999:  $191,814,959

Q. How did the Fund perform during the first six months of 1999?

A. For the first six months of 1999, The Guardian Small Cap Stock Fund's return was -0.28%(1), as compared to 9.24% for the Russell 2000 Index(2). Although the Fund significantly underperformed the Russell 2000 during the first half of 1999, the gap began to close during the second quarter. The Fund lagged during April when investors moved quickly into cyclical stocks based on an improving outlook for Asia. In May, the Fund basically matched the Russell 2000 performance as sector selection broadened and basic industries/commodities were no longer the market darlings. The Fund closed the quarter and six-month period on an upswing, outperforming the index in June by 70 basis points (0.70%). This improvement reflected the fact that the Federal Reserve (Fed) tightening bias(3) announced in May was removed on June 30th, the same day interest rates were raised 25 basis points (0.25%) to 5%. The removal of the bias lifted higher multiple growth stocks. This upswing was also due to a slight shifting in the Fund's weighting toward sectors that we believe will outperform in the second half.

Q. How has the investment strategy changed?

A. Since its inception two years ago, the Fund has been skewed toward growth. This bias held during the first half of 1999, as we focused our quantitative techniques on the technology sector and made selected investments in the Internet. The latter was prompted by the profound secular changes underway: the Internet is changing the way businesses sell products and services, consumers purchase goods, and information is exchanged globally. Although valuation is often problematic, the sector is ripe for investment. To maintain balance, we began moving into value, albeit "quality value," which enjoys good earnings visibility and reasonable valuations. This positioning should reap rewards in the second half, where a solid profit outlook and benign inflation should lift small cap stocks. We also pay attention to liquidity and scale our positions accordingly. This naturally diversifies risk and facilitates trading.

================================================================================
      We will continue to invest in technology including the Internet, as well as telecommunications carriers and suppliers to the industry, financial companies, and consumer services.
================================================================================

Q. What sectors do you find particularly attractive?

A. We have invested in radio, where market consolidation is leading to higher advertising rates and activity levels will be helped by the Millennium, the Olympics, and the 2000 Presidential election. In addition, the radio business internally generates a substantial cash flow. Cable is another attractive area. Over the next 5 years, cable

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Fund's return.
(3) The Federal Reserve Board announces a bias after their Open Market Committee
    (FOMC) meetings. The bias reflects the consensus of the Federal Reserve and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing or neutral bias announced. A tightening bias means that the Fed is more likely to raise interest rates than lower them in the future. The bias is in place until the next FOMC meeting, where the Fed may announce a change in bias, or reaffirm their current bias.

--------------------------------------------------------------------------------
The portfolio management team for The Guardian Small Cap Stock Fund has been expanded. Please refer to the back of this Semiannual Report for a supplement dated July 15, 1999 to the Prospectus dated May 1, 1999.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

stands to benefit from the rollout of new services such as digital television, high-speed data, and advances in telecommunications. We will continue to invest in technology including the Internet, as well as telecommunications carriers and suppliers to the industry, financial companies, and consumer services.

Q. What do you expect for the balance of 1999?

A. We expect solid profit growth and stable interest rates. The combination of continued expansion and low inflation could set the stage for a sustained rally in small cap stocks. We see many opportunities in our universe to generate above-average performance and are focused on building positions that will capitalize on those ideas.

The Guardian Small Cap Stock Fund Profile

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year .....................................................             -12.62%
Since Inception (7/16/97) ..................................              12.42%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks
                               as of June 30, 1999

    [The following table was depicted as a pie chart in the printed material]

Transportation                0.25%

Utilities                     3.12%

Credit Cyclicals              8.19%

Consumer Services             9.39%

Consumer Cyclicals           20.40%

Financial                    21.21%

Basic Industries              1.92%

Energy                        2.37%

Capital Goods/ Technology    24.96%

Consumer Staples              6.66%

Capital Goods                 1.53%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 1999

                                               Percent of
     Company                                   Net Assets
--------------------------------------------------------------------------------
 1. Nielsen Media Research, Inc.                  2.06%
--------------------------------------------------------------------------------
 2. Adelphia Communications Corp.                 1.99%
--------------------------------------------------------------------------------
 3. Monaco Coach Corp.                            1.98%
--------------------------------------------------------------------------------
 4. Valassis Communications, Inc.                 1.82%
--------------------------------------------------------------------------------
 5. Ethan Allen Interiors, Inc.                   1.71%
--------------------------------------------------------------------------------
 6. Avis Rent A Car, Inc.                         1.52%
--------------------------------------------------------------------------------
 7. BJ's Wholesale Club, Inc.                     1.51%
--------------------------------------------------------------------------------
 8. Zale Corp.                                    1.47%
--------------------------------------------------------------------------------
 9. Ames Department Stores, Inc.                  1.33%
--------------------------------------------------------------------------------
10. U.S. Trust Corp.                              1.28%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------------------

[PHOTO OMITTED]

Left to Right; Alan N. Hoffman, CFA, Senior Portfolio Manager, Philip
J. Orlando, CFA, Chief Investment Officer & Centurion Team Leader and Nancy L. Bendig, Senior Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at June 30, 1999: $885,486,767

Q. For the six months ended June 30, 1999, how did the Value Line Centurion Fund perform?

A. For the six months ended June 30, 1999, the Centurion Fund produced a total return of 10.74%(1), compared with total returns of 12.38% for the Standard & Poor's 500 Index(2) (S&P 500) and 9.24% for the Russell 2000 Index(3).

Q. What factors affected the Fund's performance and what was your investment strategy during this time period?

A. From the beginning of the year through April 9th, growth stocks were king, value was an afterthought, and cash was trash. As a result, Centurion's fully-invested portfolio emphasis on technology, healthcare, retail, and financial-service stocks paid off handsomely, as Centurion surged by 12.2%, the S&P 500 rose 10.1%, and the Russell 2000 actually declined by -3.7%.

      At this point in time, however, investor psychology changed dramatically, as investors perceived that nascent economic recoveries in Brazil, Germany and Japan were sustainable. Consequently, investors commenced a brutally volatile and extreme sector rotation out of the growth stocks and into the beaten-down cyclicals - that is, companies whose economically-sensitive earnings would respond powerfully to a global economic resurgence.

      During the two-month period from April 9th through June 15th, Centurion's performance was -10.9%. Centurion underperformed the S&P 500 by 7.4%, as the Index returned -3.5% for the same two months. Centurion also underperformed by nearly 18% the Russell 2000, which returned 7.1% over that two-month time frame.

      By mid-June, however, investors began to recognize that it was premature to anticipate robust global growth. Despite encouraging, yet precarious, first steps out of recession by Brazil, Germany and Japan, the regional economies of Latin America, Europe and the Pacific Rim are not completely out of the woods. The markets concluded that cyclical stocks simply will not get, as yet, the global economic juice needed to power earnings and sustain their second-quarter rally.

      As a result, the investor pendulum swung out of cyclicals and back into growth, clearly benefiting Centurion. For the fortnight that closed the second quarter, Centurion soared from 1.3% to 10.7%, compared with the S&P 500's move from 6.5% to 12.4% and the Russell 2000's increase from 3.4% to 9.1%.

================================================================================
  We believe that inflation will remain benign, which could spark a rally in the bond market, with lower interest rates perhaps approaching 5.50%.
================================================================================

Q. What is your outlook for the remainder of the year?

A. For the rest of 1999, we believe that the Federal Reserve is on hold. Chairman Alan Greenspan surpris-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns.
(4) The Federal Reserve Board (Fed) announces a bias after their Open Market Committee (FOMC) meetings or after raising or lowering interest rates. The bias reflects the consensus of the Fed and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing, or neutral bias announced. In this case, a neutral bias was announced, meaning that the Fed was more likely to keep interest rates the same than change them in the future.


--------------------------------------------------------------------------------
20
ingly shifted the Fed's monetary policy bias to neutral(4), after preemptively increasing the federal funds rate by 25 basis points (0.25%) to 5.00% (the Fed's first such move in more than two years) at its recent June 30th Open Market Committee (FOMC) meeting. The long bond's yield increase from 4.70% last October to 6.20% in June has contributed to a sequential deceleration in Gross Domestic Product (GDP) growth in the U.S., from 6.0% in the fourth quarter of 1998, to 4.3% in the first quarter of 1999, to 2.3% in the second quarter of 1999.

      We believe that inflation will remain benign, which could spark a rally in the bond market, with lower interest rates perhaps approaching 5.50%. We expect solid double-digit corporate profit gains, which points to a continued longer-term positive bias for the equity markets. We remain cautious, however, due to the possibility of some profit taking during the seasonally weak months of September and October, because of conservative corporate earnings guidance relating to Year 2000 concerns.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
-------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year ......................................................             22.08%
5 Years .....................................................             25.64%
10 Years ....................................................             19.04%
Since Inception (11/15/83) ..................................             15.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of June 30, 1999

 1.   Cisco Systems Inc.
--------------------------------------------------------------------------------
 2.   Tellabs Inc.
--------------------------------------------------------------------------------
 3.   Medtronic Inc.
--------------------------------------------------------------------------------
 4.   IBM Corp.
--------------------------------------------------------------------------------
 5.   State Street Corp.
--------------------------------------------------------------------------------
 6.   Clear Channel Comm. Inc.
--------------------------------------------------------------------------------
 7.   Amgen Inc.
--------------------------------------------------------------------------------
 8.   American Express Co.
--------------------------------------------------------------------------------
 9.   Microsoft Corp.
--------------------------------------------------------------------------------
10.   Fifth Third Bancorp
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector

    [The following table was depicted as a pie chart in the printed material]

Consumer Cyclical                0.75%

Energy                           1.19%

Technology                      22.04%

Financial                       19.01%

Transportation                   1.82%

Utilities                        3.25%

Capital Goods                    6.69%

Consumer Goods (Non-Durables)   18.44%

Consumer Growth                 23.51%

Cash                             3.31%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Asset Allocation as of June 30, 1999

    [The following table was depicted as a pie chart in the printed material]

                               Cash      3.31%
                               Stock    96.69%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
--------------------------------------------------

[PHOTO OMITTED]

Standing Left to Right: Nancy L. Bendig, Senior Portfolio Manager,
Stephen E. Grant, Senior Portfolio Manager & SAM Team Leader, and Bruce H. Alston, CFA, Director of Fixed Income

Objective: High total return consistent with reasonable risk

Portfolio: Stocks, bonds and money market instruments

Inception: October 1, 1987

Net Assets at June 30, 1999: $1,519,651,498

Q. How did the SAM Trust perform in the first half of 1999?

A. The Trust performed very well relative to both its benchmark and its peers. Its six-month total return was 10.82%(1). This compared with a total return of 12.38% for the Standard & Poor's 500 Index(2) (S&P 500) and a total return of -2.60% for the Lehman Government/Corporate Bond Index(3). SAM has nearly kept pace with the S&P 500 over the years, while advancing well ahead of the Lehman Bond Index.

      Among its peer group, the Trust ranked 3 out of the 92 flexible variable annuity underlying funds followed by Lipper Analytical Services(4) for the six-month period ended June 30. For the past 12 months, it ranked 3 out of 92 funds; for five years, 4 out of 60 funds; and for ten years, 4 out of 38 funds.

Q. What factors affected performance in the six-month period?

A. Excellent stock selection was key to SAM's returns in the year's first half. As in 1998, the stock portion of the portfolio outperformed the S&P 500, helped in part by a moderate overweighting in the technology sector. About one-third of our stockholdings are in small- and mid-capitalization equities, an area that continued to lag the S&P 500, but we overcame this through good specific stock selection.

      A secondary factor affecting performance was asset allocation. The Trust started 1999 with about 85% of assets in stocks, 10% in bonds, and 5% in cash equivalents. By the end of January, we had reduced the stock position to 70% of assets. In the remaining months of the year's first half, stock exposure was gradually reduced even further to only 50% of assets. The proceeds were redirected mainly into bonds, which were raised to 20% of assets by the end of January and then gradually to 35% by the end of June. Cash rose to about 15% of total assets in the period. The move out of stocks and into bonds proved to be premature (at best), since stocks ended the first half with a strong gain to new highs, while bonds continued falling in price until a moderate rally in late June.

================================================================================
      Excellent stock selection was key to SAM's returns in the year's first half. As in 1998, the stock portion of the portfolio outperformed the S&P 500, helped in part by a moderate overweighting in the technology sector.
================================================================================

Q. How do you select individual stocks and bonds?

A. For stock selection, we rely on the Value Line Timeliness Ranking System, a proprietary tool that has been in use for nearly 35 years. This system favors stocks with strong earnings momentum and strong price momentum. These tend to be fast-growing companies whose stock price can be more volatile than that of the average company. To reduce risk, we maintain a diversi-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.


--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------

fied portfolio that does not stray too far from the industry weightings of the S&P 500.

      In bond selection, we stay with high-quality holdings. The mix varies among Treasury securities, U.S. agencies, and corporate bonds depending upon available yields, and our economic outlook. We continue to emphasize Treasuries and agencies at this time.

Q. What is your outlook for the rest of the year?

A. Keep in mind that the Trust's central tendency, or neutral position, is to be weighted 55% in stocks, 35% in bonds, and 10% in cash. Thus, our recent changes have essentially brought us back to a neutral allocation. To determine asset allocation, we rely on Value Line's proprietary models, which use a number of economic and financial data. We heavily overweighted the portfolio toward stocks in the third quarter of last year to take advantage of a sharp market drop at that time. This year, as the stock market rallied to new highs, and as interest rates rose, our models told us to begin moving out of stocks and back into bonds. If current trends continue, we may reduce SAM's stock exposure still further.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust Profile
---------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year .....................................................              22.44%
5 Years ....................................................              20.63%
10 Years ...................................................              17.05%
Since Inception (10/1/87) ..................................              15.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 1999

 1. VISX Inc.
--------------------------------------------------------------------------------
 2. Omnicom Group Inc.
--------------------------------------------------------------------------------
 3. Cisco Systems Inc.
--------------------------------------------------------------------------------
 4. Tyco International Ltd.
--------------------------------------------------------------------------------
 5. Allergan Inc.
--------------------------------------------------------------------------------
 6. Wal Mart Stores Inc.
--------------------------------------------------------------------------------
 7. Enron Corp.
--------------------------------------------------------------------------------
 8. Airtouch Comm. Inc.
--------------------------------------------------------------------------------
 9. Biogen Inc.
--------------------------------------------------------------------------------
10. Symbol Technologies Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector

    [The following table was depicted as a pie chart in the printed material]

                         Stocks         49.98%
                         Bonds          34.65%
                         Cash           15.38%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-------------------------------------

[PHOTO OMITTED]

John D. Laupheimer,
Jr. Portfolio Manager

Objective: Seeks reasonable current income and long-term growth of capital and income

Portfolio: At least 65% of its assets in equity securities that are believed to have long-term prospects for growth and income.

Inception: October 9, 1995

Net Assets as of June 30, 1999:  $365,265,499

Q. How did the Fund perform for first six months of 1999?

A. For the six months ended June 30, 1999, the Series provided a total return of 5.84%(1). This compares to a 12.23% return for the Standard &Poor's 500 Index (S&P 500)(2), for the same period.

Q. What was your investment strategy during this time?

A. The Series seeks to provide growth of capital with less risk, or price volatility, than the overall market as represented by the S&P 500. We believe we can provide favorable long-term returns by taking this risk-adjusted approach rather than by overweighting sectors that may be showing strong performance in the short term. This strategy has resulted in an underweighting relative to the S&P 500 in technology and cyclicals, that is, companies whose businesses tend to improve during strong economic cycles. This is the primary reason for the Series' underperformance over the past six months.

      Even though many technology stocks have performed well for over a year, we feel the price volatility of this sector relative to its long-term potential is too great for this portfolio. Meanwhile, stocks of cyclical companies such as chemicals performed quite well this spring, but they have since stalled out. That did not surprise us because we feel very few cyclical stocks have the potential to grow their earnings at the rate we're looking for. We prefer companies whose price-to-earnings ratios have been more favorable than that of the market as a whole. Therefore, the Series has large weightings in companies such as United Technologies, an aerospace, defense, and building-equipment company; Xerox, an office equipment company; AlliedSignal, an aerospace, defense, and environmental-controls company; and Bell Atlantic, a telecommunications company.

      One of the Series' best-performing sectors has been utilities and communications. The biggest positions in this sector are telecommunications companies, including Bell Atlantic, MCIWorldCom, Alltel Corp., SBC Communications, and Sprint's long-distance telephone group. Sales growth for these companies and for telecommunications companies in general has been very strong. The Internet has driven demand for telecommunications services, and other telecommunications equipment and service companies have performed well as a result.

      Recent additions to the Series included Newell Rubbermaid. Newell bought Rubbermaid in the first quarter of this year, and we believe the combined company could have a near monopoly on a range of consumer staples, including Rolodexes. It also sells home products such as drapery, hardware, and kitchen accessories. Rubbermaid had a broad product line that was very popular, but its reputation for customer satisfaction was poor, while we feel Newell brings a strong customer orientation to the table.

      Wells Fargo & Co., a California-based bank, is now among the Series' top 10 holdings. It acquired Norwest Corp., a Minnesota-based bank, last fall, bringing together two complementary financial services companies: one with good cost controls and another with, in our opinion, growth potential. The financial services industry has been a favorite for a long time, but we are slowly lowering our stake in this area. Most banks prefer to see interest rates go up so they can reprice loans and fee-based services quickly when they do. So far, however, there has been little indication that interest rates are going to go up enough to let the banks take these steps. Also, as the number of mergers continues to increase, there has been competition for market share but little real growth in the sector.

--------------------------------------------------------------------------------
(1) All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
MFS Growth with Income Series
-------------------------------------

Q. What are your expectations for the rest of the year?

A. Going forward, we will continue to avoid stocks that we feel are expensive in relation to their earnings potential, and we will not pursue what we feel are short-term market trends. We believe this risk-adjusted approach should provide favorable long-term results.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF JUNE 30, 1999
================================================================================
                                          6 Months   1 Year    3 Years  Life(*)

Cumulative Total Return..............      +5.84%    +11.50%   +87.24%  +123.01%

Average Annual Total Return..........         --     +11.50%   +23.46%   +24.02%
--------------------------------------------------------------------------------

* For the period from the commencement of the Series' investment operations, October 9, 1995 through June 30, 1999. Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund.
-------------------------------------

[PHOTO OMITTED]

Alexander M. Grant, Jr.,
Portfolio Manager

Objective: As high a level of current income as is consistent with preservation of capital and liquidity

Portfolio: Short-term money market instruments

Inception: November 1, 1981

Net Assets at June 30, 1999: $442,622,986

Q. How has The Guardian Cash Fund performed during the first half of 1999?

A. As of June 30, 1999, the effective 7-day annualized yield for The Guardian Cash Fund was 4.45%(1). The Fund produced an annualized total return of 4.42%(2) for the half-year ended June 30, 1999. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 4.26%; total annualized return for the same category was 4.27%. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during this period?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (98.01%) was invested in commercial paper; the balance (1.99%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARaNTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). The Fed's policy-making open market committee (FOMC) raised the Fed funds target rate on June 30, 1999 by 25 basis points (0.25%) to 5.00%. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate, and through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity - 22 days as of June 30, 1999. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 51 days.

================================================================================
      The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets.
================================================================================

Q. What is your outlook for the remainder of the year?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Cash Fund. As the stock market rallies, our investors typically transferred cash to equity funds. During those times when the stock market stalls, we see cash inflows.

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures and will vary as interest rates change. Effective yield assumes that income is reinvested. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

                      This page intentionally left blank.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account E                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)


                                                                                                                Gabelli
                                                            Guardian          Guardian        Guardian          Capital
                                                              Stock             Bond            Cash             Asset
                                                          -----------------------------------------------------------------
Assets
  Shares owned in underlying fund -- Note 1 ...........       5,259,708        2,438,069        4,707,912       1,803,945
  Net asset value per share (NAV) .....................           51.83            11.74            10.00           18.43
                                                          -------------    -------------    -------------   -------------
    Total Assets (Shares x NAV) .......................   $ 272,610,678    $  28,622,928    $  47,079,121   $  33,246,701

Liabilities
  Risk charges and other liabilities ..................         121,736           15,231        1,491,505          16,655
                                                          -------------    -------------    -------------   -------------
    Net Assets -- Note 3 ..............................   $ 272,488,942    $  28,607,697    $  45,587,616   $  33,230,046
                                                          =============    =============    =============   =============

FIFO Cost .............................................   $ 258,354,963    $  30,270,895    $  47,079,121   $  30,168,027

                                                                              Baillie
                                                            Baillie           Gifford         Guardian
                                                            Gifford          Emerging         Small Cap        Value Line
                                                          International       Markets           Stock          Centurion
                                                          --------------------------------------------------------------------
Assets
  Shares owned in underlying fund -- Note 1 ...........       1,110,184          294,678        1,829,650          884,976
  Net asset value per share (NAV) .....................           21.38             9.56            12.70            33.71
                                                          -------------    -------------    -------------    -------------
    Total Assets (Shares x NAV) .......................   $  23,735,727    $   2,817,126    $  23,236,559    $  29,832,539

Liabilities
  Risk charges and other liabilities ..................          11,452            3,050           16,640           17,249
                                                          -------------    -------------    -------------   -------------
    Net Assets -- Note 3 ..............................   $  23,724,275    $   2,814,076    $  23,219,919    $  29,815,290
                                                          =============    =============    =============    =============

FIFO Cost .............................................   $  23,139,564    $   2,460,108    $  24,668,998    $  26,455,379

                                                           Value Line
                                                            Strategic
                                                              Asset         MFS Growth
                                                           Management       with Income
                                                          ------------------------------
Assets
  Shares owned in underlying fund -- Note 1 ...........       3,913,972        2,523,282
  Net asset value per share (NAV) .....................           27.95            21.14
                                                          -------------    -------------
    Total Assets (Shares x NAV) .......................   $ 109,395,507    $  53,342,180

Liabilities
  Risk charges and other liabilities ..................          51,187           32,180
                                                          -------------    -------------
    Net Assets -- Note 3 ..............................   $ 109,344,320    $  53,310,000
                                                          =============    =============

FIFO Cost .............................................   $  94,691,629    $  47,963,826

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Unaudited)


                                                                                                                Gabelli
                                                            Guardian          Guardian        Guardian          Capital
                                                              Stock             Bond            Cash             Asset
                                                          ------------------------------------------------------------------
Investment Income
 Income:
    Reinvested dividends ..............................   $     640,216    $     672,368    $     820,669   $          --
 Expenses -- Note 4:
    Mortality and expense risk charges ................       1,542,176          168,809          266,173         187,984
                                                          -------------    -------------    -------------   -------------
 Net investment income/(expense) ......................        (901,960)         503,559          554,496        (187,984)
                                                          -------------    -------------    -------------   -------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments..          58,535           (8,912)              --         117,316
    Reinvested realized gain distributions ............       6,233,038           78,083               --              --
                                                          -------------    -------------    -------------   -------------
  Net realized gain/(loss) on investments .............       6,291,573           69,171               --         117,316
  Net change in unrealized appreciation/
   (depreciation) of investments ......................      13,208,102       (1,115,737)              --       3,536,973
                                                          -------------    -------------    -------------   -------------
 Net realized and unrealized gain/(loss) from
    investments .......................................      19,499,675        1,046,566               --       3,654,289
                                                          -------------    -------------    -------------   -------------
 Net Increase/(Decrease) in Net Assets
    Resulting from Operations .........................   $  18,597,715    $    (543,007)   $     554,496   $   3,466,305
                                                          =============    =============    =============   =============
                                                                              Baillie
                                                            Baillie           Gifford         Guardian
                                                            Gifford          Emerging         Small Cap        Value Line
                                                          International       Markets           Stock          Centurion
                                                        ---------------------------------------------------------------------
Investment Income
 Income:
    Reinvested dividends ..............................   $      58,203    $          --    $       8,053    $          --
 Expenses -- Note 4:
    Mortality and expense risk charges ................         133,913           15,777          147,070          139,125
                                                          -------------    -------------    -------------    -------------
 Net investment income/(expense) ......................         (75,710)         (15,777)        (139,017)        (139,125)
                                                          -------------    -------------    -------------    -------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments..         126,333          (96,686)        (519,642)         368,265
    Reinvested realized gain distributions ............         266,734               --               --               --
                                                          -------------    -------------    -------------    -------------
  Net realized gain/(loss) on investments .............         393,067          (96,686)        (519,642)         368,265
  Net change in unrealized appreciation/
   (depreciation) of investments ......................         377,899          656,981          275,993        1,869,172
                                                          -------------    -------------    -------------    -------------
 Net realized and unrealized gain/(loss) from
    investments .......................................         770,966          560,295         (243,649)       2,237,437
                                                          -------------    -------------    -------------    -------------
 Net Increase/(Decrease) in Net Assets
    Resulting from Operations .........................   $     695,256    $     544,518    $    (382,666)   $   2,098,312
                                                          =============    =============    =============    =============

                                                            Value Line
                                                             Strategic
                                                               Asset         MFS Growth
                                                            Management       with Income
                                                          -------------------------------
Investment Income
 Income:
    Reinvested dividends ..............................    $          --    $     146,026
 Expenses -- Note 4:
    Mortality and expense risk charges ................          582,499          293,256
                                                           -------------    -------------
 Net investment income/(expense) ......................        (582,499)        (147,230)
                                                           -------------    -------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments..          716,719          234,240
    Reinvested realized gain distributions ............               --          175,277
                                                           -------------    -------------
  Net realized gain/(loss) on investments .............          716,719          409,517
  Net change in unrealized appreciation/
   (depreciation) of investments ......................        8,717,213        2,163,813
                                                           -------------    -------------
 Net realized and unrealized gain/(loss) from
    investments .......................................        9,433,932        2,573,330
                                                           -------------    -------------
 Net Increase/(Decrease) in Net Assets
    Resulting from Operations .........................    $   8,851,433    $   2,426,100
                                                           =============    =============

                        See notes to financial statements


--------------------------------------------------------------------------------
                                    28 & 29

--------------------------------------------------------------------------------
The Guardian Separate Account E                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 1998 (Audited) and
Six Months Ended June 30, 1999 (Unaudited)


                                                                                                                Gabelli
                                                            Guardian          Guardian        Guardian          Capital
                                                              Stock             Bond            Cash             Asset
                                                          ------------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .....................   $     (33,587)   $     771,870    $     738,042    $    (127,939)
  Net realized gain/(loss) from sale of investments ...        (487,265)          51,438               --            5,247
  Reinvested realized gain distributions ..............      18,870,370          294,059               --        1,175,932
  Net change in unrealized appreciation/
    (depreciation) of investments .....................       2,659,204         (505,699)              --         (425,281)
                                                          -------------    -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ...      21,008,722          611,668          738,042          627,959
                                                          -------------    -------------    -------------    -------------

--------------------------
1998 Contract Transactions
--------------------------
  Net Contract Purchase Payments ......................     155,492,029       18,269,540       52,588,836       20,857,819
  Transfer between investment divisions ...............       7,588,486        3,516,664      (24,946,745)       1,123,905
  Administrative charges ..............................         (17,648)          (1,257)            (771)            (102)
  Annuity Benefits ....................................      (3,658,754)        (318,672)      (1,163,436)        (416,829)
  Transfers -- Other ..................................         112,365           (5,061)          (2,255)           8,288
                                                          -------------    -------------    -------------    -------------
  Net increase/(decrease) from contract transactions ..     159,516,478       21,461,214       26,475,629       21,573,081
                                                          -------------    -------------    -------------    -------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period ...................................           7,419           (1,205)             599              366
                                                          -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ...............     180,532,619       22,071,677       27,214,270       22,201,406
  Net Assets at December 31, 1997 .....................      22,731,977        1,299,464        4,945,541        1,431,343
                                                          -------------    -------------    -------------    -------------
  Net Assets at December 31, 1998 .....................   $ 203,264,596    $  23,371,141    $  32,159,811    $  23,632,749
                                                          =============    =============    =============    =============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .....................   $    (901,960)   $     503,559    $     554,496    $    (187,984)
  Net realized gain/(loss) from sale of investments ...          58,535           (8,912)              --          117,316
  Reinvested realized gain distributions ..............       6,233,038           78,083               --               --
  Net change in unrealized appreciation/
    (depreciation) of investments .....................      13,208,102       (1,115,737)              --        3,536,973
                                                          -------------    -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ...      18,597,715         (543,007)         554,496        3,466,305
                                                          -------------    -------------    -------------    -------------

--------------------------
1999 Contract Transactions
--------------------------
  Net Contract Purchase Payments ......................      55,806,519        7,060,569       23,400,279        6,391,904
  Transfer between investment divisions ...............       1,109,658         (465,504)      (9,013,981)         347,562
  Administrative charges ..............................         (78,866)         (12,038)         (59,189)         (11,847)
  Annuity Benefits ....................................      (6,222,708)        (804,063)      (1,523,833)        (599,214)
  Transfers -- Other ..................................          12,028              599            1,158            2,587
                                                          -------------    -------------    -------------    -------------
  Net increase/(decrease) from contract transactions ..      50,626,631        5,779,563       12,804,434        6,130,992
                                                          -------------    -------------    -------------    -------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period ...................................              --               --           68,875               --
                                                          -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ...............      69,224,346        5,236,556       13,427,805        9,597,297
  Net Assets at December 31, 1998 .....................     203,264,596       23,371,141       32,159,811       23,632,749
                                                          -------------    -------------    -------------    -------------
  Net Assets at June 30, 1999 .........................   $ 272,488,942    $  28,607,697    $  45,587,616    $  33,230,046
                                                          =============    =============    =============    =============

                                                                              Baillie
                                                             Baillie          Gifford         Guardian
                                                             Gifford         Emerging         Small Cap        Value Line
                                                          International       Markets           Stock          Centurion
                                                          --------------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .....................    $     (49,831)   $      (4,579)   $    (186,405)   $     (71,394)
Net realized gain/(loss) from sale of investments .....          136,356         (187,516)        (251,119)         (21,169)
  Reinvested realized gain distributions ..............          813,552               --          140,670          498,092
  Net change in unrealized appreciation/
    (depreciation) of investments .....................          248,332         (279,775)      (1,649,997)       1,513,504
                                                           -------------    -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ...        1,148,409         (471,870)      (1,946,851)       1,919,033
                                                           -------------    -------------    -------------    -------------

--------------------------
1998 Contract Transactions
--------------------------
  Net Contract Purchase Payments ......................       13,590,575        1,759,622       20,186,365       11,165,812
  Transfer between investment divisions ...............        1,731,960         (153,879)       1,794,785          237,577
  Administrative charges ..............................              256             (549)          (4,727)          (1,496)
  Annuity Benefits ....................................         (317,866)         (30,564)        (478,140)        (194,519)
  Transfers -- Other ..................................            7,743           (1,405)          34,745            5,849
                                                           -------------    -------------    -------------    -------------
  Net increase/(decrease) from contract transactions ..       15,012,668        1,573,225       21,533,028       11,213,223
                                                           -------------    -------------    -------------    -------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period ...................................              240               --               --              421
Total Increase/(Decrease) in Net Assets ...............       16,161,317        1,101,355       19,586,177       13,132,677
  Net Assets at December 31, 1997 .....................        1,313,678          665,400        4,802,897        1,075,808
                                                           -------------    -------------    -------------    -------------
  Net Assets at December 31, 1998 .....................    $  17,474,995    $   1,766,755    $  24,389,074    $  14,208,485
                                                           =============    =============    =============    =============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .....................    $     (75,710)   $     (15,777)   $    (139,017)   $    (139,125)
  Net realized gain/(loss) from sale of investments ...          126,333          (96,686)        (519,642)         368,265
  Reinvested realized gain distributions ..............          266,734               --               --               --
  Net change in unrealized appreciation/
    (depreciation) of investments .....................          377,899          656,981          275,993        1,869,172
                                                           -------------    -------------    -------------    -------------
  Net increase/(decrease) resulting from operations ...          695,256          544,518         (382,666)       2,098,312
                                                           -------------    -------------    -------------    -------------

--------------------------
1999 Contract Transactions
--------------------------
  Net Contract Purchase Payments ......................        5,698,335          548,195        3,110,522       10,365,239
  Transfer between investment divisions ...............          265,854           14,013       (3,307,415)       3,671,559
  Administrative charges ..............................           (5,154)          (4,412)           7,924           (6,952)
  Annuity Benefits ....................................         (409,446)         (54,912)        (596,508)        (512,861)
  Transfers -- Other ..................................            4,435              (81)          (1,012)          (8,492)
                                                           -------------    -------------    -------------    -------------
  Net increase/(decrease) from contract transactions ..        5,554,024          502,803         (786,489)      13,508,493
                                                           -------------    -------------    -------------    -------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period ...................................               --               --               --               --
                                                           -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ...............        6,249,280        1,047,321       (1,169,155)      15,606,805
  Net Assets at December 31, 1998 .....................       17,474,995        1,766,755       24,389,074       14,208,485
                                                           -------------    -------------    -------------    -------------
  Net Assets at June 30, 1999 .........................    $  23,724,275    $   2,814,076    $  23,219,919    $  29,815,290
                                                           =============    =============    =============    =============

                                                            Value Line
                                                             Strategic
                                                                Asset         MFS Growth
                                                            Management       with Income
                                                          --------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .....................     $     585,474    $    (220,679)
  Net realized gain/(loss) from sale of investments ...            68,287           53,496
  Reinvested realized gain distributions ..............         2,921,909               --
  Net change in unrealized appreciation/
    (depreciation) of investments .....................         5,915,944        3,206,288
                                                            -------------    -------------
  Net increase/(decrease) resulting from operations ...         9,491,614        3,039,105
                                                            -------------    -------------

--------------------------
1998 Contract Transactions
--------------------------
  Net Contract Purchase Payments ......................        52,917,299       27,943,070
  Transfer between investment divisions ...............         3,602,364        3,383,450
  Administrative charges ..............................              (807)          (2,286)
  Annuity Benefits ....................................        (1,620,611)        (407,989)
  Transfers -- Other ..................................            52,098           17,361
                                                            -------------    -------------
  Net increase/(decrease) from contract transactions ..        54,950,343       30,933,606
                                                            -------------    -------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period ...................................             7,054            4,902
                                                            -------------    -------------
Total Increase/(Decrease) in Net Assets ...............        64,449,011       33,977,613
  Net Assets at December 31, 1997 .....................         4,722,158        2,057,297
                                                            -------------    -------------
  Net Assets at December 31, 1998 .....................     $  69,171,169    $  36,034,910
                                                            =============    =============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .....................     $    (582,499)   $    (147,230)
  Net realized gain/(loss) from sale of investments ...           716,719          234,240
  Reinvested realized gain distributions ..............                --          175,277
  Net change in unrealized appreciation/
    (depreciation) of investments .....................         8,717,213        2,163,813
                                                            -------------    -------------
  Net increase/(decrease) resulting from operations ...         8,851,433        2,426,100
                                                            -------------    -------------

--------------------------
1999 Contract Transactions
--------------------------
  Net Contract Purchase Payments ......................        29,495,446       15,046,593
  Transfer between investment divisions ...............         4,410,658          938,631
  Administrative charges ..............................             2,647          (11,566)
  Annuity Benefits ....................................        (2,591,042)      (1,137,444)
  Transfers -- Other ..................................             4,009           12,776
                                                            -------------    -------------
  Net increase/(decrease) from contract transactions ..        31,321,718       14,848,990
                                                            -------------    -------------
Actuarial Increase/(Decrease) in Reserves for Contracts
  in Payment Period ...................................                --               --
                                                            -------------    -------------
Total Increase/(Decrease) in Net Assets ...............        40,173,151       17,275,090
  Net Assets at December 31, 1998 .....................        69,171,169       36,034,910
                                                            -------------    -------------
  Net Assets at June 30, 1999 .........................     $ 109,344,320    $  53,310,000
                                                            =============    =============

                        See notes to financial statements


--------------------------------------------------------------------------------
                                     30 & 31

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account E (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 26, 1996 and commenced operations on September 15, 1997. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the contractowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contractowner may transfer his or her contract value among the ten investment options within the Account, or the FRO. However, a contractowner may only invest in up to six investment divisions, including the FRO, at any time. The ten investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund (GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth With Income Series (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account. Contractowners who qualify may also purchase an optional Enhanced Death Benefit Rider which may provide greater death benefits than the proceeds payable under the basic contract.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.


--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

-----------------------------------
Note 3 -- Net Assets, June 30, 1999
-----------------------------------

                                                                          Units          Accumulation       Total
                                                                       Outstanding        Unit Value      Unit Value
                                                                       -----------        ----------      ----------
Regular CONTRACT
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ...................................   8,569,947.024   $   13.313301   $114,094,284
   The Guardian Bond Fund, Inc. ....................................     988,660.695       10.771364     10,649,224
   The Guardian Cash Fund, Inc. ....................................   1,461,305.532       10.671826     15,594,798
   Gabelli Capital Asset Fund ......................................     862,741.693       13.721750     11,838,326
   Baillie Gifford International Fund ..............................     764,248.600       11.937996      9,123,597
   Baillie Gifford Emerging Markets Fund ...........................      97,592.151        7.837814        764,909
   The Guardian Small Cap Stock Fund ...............................     987,551.068        9.518252      9,399,760
   Value Line Centurion Fund, Inc. .................................   1,012,838.496       13.409973     13,582,137
   Value Line Strategic Asset Management Trust .....................   2,987,867.402       14.212209     42,464,196
   MFS Growth with Income Series ...................................   1,357,613.570       13.417365     18,215,597

Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ...................................   5,299,457.687       13.313301     70,553,275
   The Guardian Bond Fund, Inc. ....................................     821,560.225       10.771364      8,849,324
   The Guardian Cash Fund, Inc. ....................................   1,092,822.606       10.671826     11,662,413
   Gabelli Capital Asset Fund ......................................     626,765.288       13.721750      8,600,317
   Baillie Gifford International Fund ..............................     432,133.017       11.937996      5,158,802
   Baillie Gifford Emerging Markets Fund ...........................     123,809.313        7.837814        970,395
   The Guardian Small Cap Stock Fund ...............................     503,285.463        9.518252      4,790,398
   Value Line Centurion Fund, Inc. .................................     563,164.609       13.409973      7,552,022
   Value Line Strategic Asset Management Trust .....................   2,198,521.161       14.212209     31,245,842
   MFS Growth with Income Series ...................................   1,077,755.707       13.417365     14,460,642

ENHANCED DEATH BENEFIT RIDER
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ...................................   4,464,973.941       13.265219     59,228,857
   The Guardian Bond Fund, Inc. ....................................     511,313.717       10.732442      5,487,645
   The Guardian Cash Fund, Inc. ....................................   1,222,474.462       10.633272     12,998,904
   Gabelli Capital Asset Fund ......................................     679,344.819       13.672181      9,288,125
   Baillie Gifford International Fund ..............................     558,354.468       11.894871      6,641,555
   Baillie Gifford Emerging Markets Fund ...........................      73,854.022        7.809492        576,762
   The Guardian Small Cap Stock Fund ...............................     613,877.527        9.483874      5,821,937
   Value Line Centurion Fund, Inc. .................................     465,432.793       13.361527      6,218,893
   Value Line Strategic Asset Management Trust .....................   1,731,625.202       14.160886     24,521,347
   MFS Growth with Income Series ...................................   1,034,502.898       13.368902     13,830,168


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

                                                                          Units          Accumulation       Total
                                                                       Outstanding        Unit Value      Unit Value
                                                                       -----------        ----------      ----------
Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ...................................   2,108,033.706   $   13.265219   $ 27,963,529
   The Guardian Bond Fund, Inc. ....................................     326,903.587       10.732442      3,508,474
   The Guardian Cash Fund, Inc. ....................................     473,651.037       10.633272      5,036,460
   Gabelli Capital Asset Fund ......................................     253,708.033       13.672181      3,468,742
   Baillie Gifford International Fund ..............................     234,650.393       11.894871      2,791,136
   Baillie Gifford Emerging Markets Fund ...........................      64,281.949        7.809492        502,009
   The Guardian Small Cap Stock Fund ...............................     338,239.881        9.483874      3,207,824
   Value Line Centurion Fund, Inc. .................................     183,328.453       13.361527      2,449,548
   Value Line Strategic Asset Management Trust .....................     749,414.018       14.160886     10,612,367
   MFS Growth with Income Series ...................................     489,638.361       13.368902      6,545,927
                                                                                                       ------------
                                                                                                        620,270,467
   Contracts receiving annuity payments ............................                                      1,871,714
                                                                                                       ------------
Total Net Assets ...................................................                                   $622,142,181
                                                                                                       ============

------------------------------------------
Note 4 -- Administrative and Mortality and
          Expense Risk Charges
------------------------------------------

      Charges deducted by GIAC from the contractholder's account include:

      (1) a fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC's administrative expenses; For the six months ended June 30, 1999 and the year ended December 31, 1998, administrative fees amounted to $179,451 and $29,387 respectively.

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1.05% of the average daily net assets applicable to contractowners. There is an additional charge for the Enhanced Death Benefit Rider equal to an annual rate of .20% of the daily net assets of the applicable contracts. For the six months ended June 30, 1999, the total mortality and expense risk charge was $3,476,782.

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first seven contract years. Contingent deferred sales charges were $453,031 for the six months ended June 30, 1999.

      (4) a daily administrative expense charge against the net assets of each investment option in the amount equal to .20% on an annual basis; and

      (5) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.


--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

----------------------------------------------------------------------------
Note 5 -- Accumulation Values for the Current Period and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts
----------------------------------------------------------------------------

                                            June 30,     December 31,  December 31,   December 31,  December 31,
                                             1999           1998           1997          1996           1995
                                             ----           ----           ----          ----           ----
REGULAR CONTRACT
The Guardian Stock Fund, Inc. .......   $  13.313301   $  12.353746   $  10.436872         --             --
The Guardian Bond Fund, Inc. ........      10.771364      10.993295      10.298674         --             --
The Guardian Cash Fund, Inc. ........      10.671826      10.505943      10.121184         --             --
Gabelli Capital Asset Fund ..........      13.721750      12.136862      11.002284         --             --
Baillie Gifford International Fund ..      11.937996      11.592275       9.687628         --             --
Baillie Gifford Emerging Markets Fund       7.837814       6.096587       8.430653         --             --
The Guardian Small Cap Stock Fund ...       9.518252       9.604560      10.320078         --             --
Value Line Centurion Fund, Inc. .....      13.409973      12.184885       9.680080         --             --
Value Line Strategic Asset
  Management Trust ..................      14.212209      12.904249      10.252672         --             --
MFS Growth with Income Series .......      13.417365      12.755968      10.559985         --             --

ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund, Inc. .......      13.265219      12.321351      10.430349         --             --
The Guardian Bond Fund, Inc. ........      10.732442      10.964447      10.292235         --             --
The Guardian Cash Fund, Inc. ........      10.633272      10.478386      10.114859         --             --
Gabelli Capital Asset Fund ..........      13.672181      12.015018      10.995415         --             --
Baillie Gifford International Fund ..      11.894871      11.561875       9.681566         --             --
Baillie Gifford Emerging Markets Fund       7.809492       6.080581       8.425380         --             --
The Guardian Small Cap Stock Fund ...       9.483874       9.579381      10.313630         --             --
Value Line Centurion Fund, Inc. .....      13.361527      12.152922       9.674029         --             --
Value Line Strategic Asset
  Management Trust ..................      14.160886      12.870405      10.246260         --             --
MFS Growth with Income Series .......      13.368902      12.722512      10.553390         --             --


-----------------------------
Note 6 -- Purchases and Sales
-----------------------------

      During the six months ended June 30, 1999 and the year ended December 31, 1998, purchases and sales of shares of the Funds were as follows:

                                           Purchases         Purchases         Sales            Sales
                                            June 30,        December 31,      June 30,        December 31,
                                              1999             1998             1999             1998
                                          ------------     ------------     ------------     ------------
The Guardian Stock Fund, Inc. .......     $  7,069,150     $183,763,657     $  1,128,157     $  5,334,065
The Guardian Bond Fund, Inc. ........       29,433,238       25,209,830       15,308,135        2,669,174
The Guardian Cash Fund, Inc. ........       58,046,906       53,130,775        2,067,022       25,128,393
Gabelli Capital Asset Fund ..........        8,517,950       23,602,592        2,157,937          964,842
Baillie Gifford International Fund ..        2,514,028       17,551,682        3,442,464        1,759,405
Baillie Gifford Emerging Markets Fund        7,702,151        2,308,679        1,963,190          733,740
The Guardian Small Cap Stock Fund ...          835,040       23,694,210          352,237        2,195,547
Value Line Centurion Fund, Inc. .....       15,431,735       12,739,328        2,063,242        1,082,398
Value Line Strategic Asset
  Management Trust ..................       34,587,848       60,175,569        3,836,129        1,679,594
MFS Growth with Income Series .......       16,172,386       31,422,079        1,282,093          688,474
                                          ------------     ------------     ------------     ------------
                                          $180,310,432     $433,598,401     $ 33,600,606     $ 42,235,632
                                          ============     ============     ============     ============

      NOTE: In some instances the calculation of total assets may not agree due to rounding.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account D                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)


                                                                                                                  Gabelli
                                                          Guardian            Guardian          Guardian          Capital
                                                            Stock               Bond              Cash             Asset
                                                        --------------------------------------------------------------------------
Assets:
    Shares owned in underlying fund -- Note 1 .......        44,025,468         16,788,954         22,310,433         6,245,039
    Net asset value per share (NAV) .................             51.83              11.74              10.00             18.43
                                                        ---------------    ---------------    ---------------   ---------------
      Total Assets (Shares x NAV) ...................   $ 2,281,839,994    $   197,102,325    $   223,104,329   $   115,096,071

Liabilities:
    Risk charges and other liabilities ..............           887,013             92,712         22,775,798            60,800
                                                        ---------------    ---------------    ---------------   ---------------
      Net Assets -- Note 3 ..........................   $ 2,280,952,981    $   197,009,613    $   200,328,531   $   115,035,271
                                                        ===============    ===============    ===============   ===============

FIFO Cost ...........................................   $ 1,765,327,185    $   203,730,219    $   223,104,329   $    97,052,216

                                                                               Baillie
                                                             Baillie           Gifford             Guardian
                                                             Gifford          Emerging             Small Cap        Value Line
                                                           International       Markets               Stock          Centurion
                                                        -------------------------------------------------------------------------
Assets:
    Shares owned in underlying fund -- Note 1 .......         14,435,982          3,426,764          3,160,497         12,928,792
    Net asset value per share (NAV) .................              21.38               9.56              12.70              33.71
                                                         ---------------    ---------------    ---------------    ---------------
      Total Assets (Shares x NAV) ...................    $   308,641,301    $    32,759,863    $    40,138,310    $   435,829,563

Liabilities:
    Risk charges and other liabilities ..............            113,097             19,388             27,724            179,296
                                                         ---------------    ---------------    ---------------    ---------------
      Net Assets -- Note 3 ..........................    $   308,528,204    $    32,740,475    $    40,110,586    $   435,650,267
                                                         ===============    ===============    ===============    ===============

FIFO Cost ...........................................    $   250,309,528    $    36,494,932    $    41,834,150    $   327,369,392

                                                              Value Line
                                                               Strategic
                                                                 Asset         MFS Growth
                                                              Management       with Income
                                                        -------------------------------------
Assets:
    Shares owned in underlying fund -- Note 1 .......           38,523,612          2,342,757
    Net asset value per share (NAV) .................                27.95              21.14
                                                           ---------------    ---------------
      Total Assets (Shares x NAV) ...................      $ 1,076,734,956    $    49,525,875

Liabilities:
    Risk charges and other liabilities ..............              430,807             33,228
                                                           ---------------    ---------------
      Net Assets -- Note 3 ..........................      $ 1,076,304,149    $    49,492,647
                                                           ===============    ===============

FIFO Cost ...........................................      $   744,736,142    $    44,757,814

--------------------------------------------------------------------------------
The Guardian Separate Account D
-------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Unaudited)


                                                                                                                  Gabelli
                                                          Guardian            Guardian          Guardian          Capital
                                                            Stock               Bond              Cash             Asset
                                                        ---------------------------------------------------------------------------
Investment Income
 Income:
    Reinvested dividends ............................   $     5,387,918    $     4,653,747    $     4,950,500   $            --
 Expenses -- Note 4:
    Mortality and expense risk charges ..............        13,197,690          1,202,476          1,647,927           660,002
                                                        ---------------    ---------------    ---------------   ---------------
 Net investment income/(expense) ....................        (7,809,772)         3,451,271          3,302,573          (660,002)
                                                        ---------------    ---------------    ---------------   ---------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments        81,245,437           (304,503)                --         5,521,240
    Reinvested realized gain distributions ..........        52,455,877            540,446                 --                --
                                                        ---------------    ---------------    ---------------   ---------------
  Net realized gain/(loss) on investments ...........       133,701,314            235,943                 --         5,521,240
  Net change in unrealized appreciation/
    (depreciation) of investments ...................        42,118,586         (7,748,422)                --         8,608,503
                                                        ---------------    ---------------    ---------------   ---------------
Net realized and unrealized gain/
    (loss) from investments .........................       175,819,900         (7,512,479)                --        14,129,743
                                                        ---------------    ---------------    ---------------   ---------------
Net Increase/(Decrease) in Net Assets
    Resulting from Operations .......................   $   168,010,128    $    (4,061,208)   $     3,302,573   $    13,469,741
                                                        ===============    ===============    ===============   ===============

                                                                               Baillie
                                                             Baillie           Gifford             Guardian
                                                             Gifford          Emerging             Small Cap        Value Line
                                                           International       Markets               Stock          Centurion
                                                        ---------------------------------------------------------------------------
Investment Income
 Income:
    Reinvested dividends ............................    $       764,804    $            --    $        13,810    $            --
 Expenses -- Note 4:
    Mortality and expense risk charges ..............          1,658,275            173,584            236,119          2,476,423
                                                         ---------------    ---------------    ---------------    ---------------
 Net investment income/(expense) ....................           (893,471)          (173,584)          (222,309)        (2,476,423)
                                                         ---------------    ---------------    ---------------    ---------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments          8,489,894         (2,680,081)        (2,268,942)        11,213,730
    Reinvested realized gain distributions ..........          3,504,994                 --                 --                 --
                                                         ---------------    ---------------    ---------------    ---------------
  Net realized gain/(loss) on investments ...........         11,994,888         (2,680,081)        (2,268,942)        11,213,730
  Net change in unrealized appreciation/
    (depreciation) of investments ...................         (2,076,596)         9,872,254          1,677,252         31,294,158
                                                         ---------------    ---------------    ---------------    ---------------
Net realized and unrealized gain/
    (loss) from investments .........................          9,918,292          7,192,173           (591,690)        42,507,888
                                                         ---------------    ---------------    ---------------    ---------------
Net Increase/(Decrease) in Net Assets
    Resulting from Operations .......................    $     9,024,821    $     7,018,589    $      (813,999)   $    40,031,465
                                                         ===============    ===============    ===============    ===============

                                                             Value Line
                                                              Strategic
                                                                Asset         MFS Growth
                                                             Management       with Income
                                                        ------------------------------------
Investment Income
 Income:
    Reinvested dividends ............................     $            --    $       141,320
 Expenses -- Note 4:
    Mortality and expense risk charges ..............           6,165,718            264,131
                                                          ---------------    ---------------
 Net investment income/(expense) ....................          (6,165,718)          (122,811)
                                                          ---------------    ---------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments          24,863,629            720,230
    Reinvested realized gain distributions ..........                  --            169,627
                                                          ---------------    ---------------
  Net realized gain/(loss) on investments ...........          24,863,629            889,857
  Net change in unrealized appreciation/
    (depreciation) of investments ...................          82,575,024          1,590,678
                                                          ---------------    ---------------
Net realized and unrealized gain/
    (loss) from investments .........................         107,438,653          2,480,535
                                                          ---------------    ---------------
Net Increase/(Decrease) in Net Assets
    Resulting from Operations .......................     $   101,272,935    $     2,357,724
                                                          ===============    ===============

                        See notes to financial statements


--------------------------------------------------------------------------------
                                     36 & 37

--------------------------------------------------------------------------------
The Guardian Separate Account D                             INVESTMENT DIVISIONS
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 1998 (Audited) and
Six Months Ended June 30, 1999 (Unaudited)


                                                                                                                    Gabelli
                                                          Guardian            Guardian          Guardian            Capital
                                                            Stock               Bond              Cash               Asset
                                                        ---------------------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................   $    (5,384,848)   $     9,218,656    $     7,768,919    $    (1,098,021)
   Net realized gain/(loss) from sale of investments        130,288,037           (797,904)                --          8,283,300
   Reinvested realized gain distributions ...........       237,578,956          2,755,369                 --          5,503,644
   Net change in unrealized appreciation/
     (depreciation) of investments ..................           594,676          3,041,768                 --         (3,670,629)
                                                        ---------------    ---------------    ---------------    ---------------
   Net increase/(decrease) resulting from operations        363,076,821         14,217,889          7,768,919          9,018,294
                                                        ---------------    ---------------    ---------------    ---------------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ...................        78,582,982          7,178,288         10,679,295          5,639,258
   Transfer between investment divisions ............       (68,292,562)        12,965,028         49,838,855         12,254,687
   Administrative charges -- Note 4 .................        (1,493,616)          (140,683)          (113,681)           (62,729)
   Redemptions and annuity benefits .................      (176,430,395)       (26,381,721)       (52,133,155)        (6,829,395)
   Transfers -- other ...............................            95,361             (2,918)            (9,311)            17,965
                                                        ---------------    ---------------    ---------------    ---------------
   Net increase/(decrease) from contract transactions      (167,538,230)        (6,382,006)         8,262,003         11,019,786
                                                        ---------------    ---------------    ---------------    ---------------
Actuarial Increase in Reserves for Contracts in
   Payment Period ...................................            43,991             14,466              5,340                (37)
                                                        ---------------    ---------------    ---------------    ---------------
Total Increase/(Decrease) in Net Assets .............       195,582,582          7,850,349         16,036,262         20,038,043
   Net Assets at December 31, 1997 ..................     2,079,986,012        210,788,734        187,673,763         88,933,483
                                                        ---------------    ---------------    ---------------    ---------------
   Net Assets at December 31, 1998 ..................   $ 2,275,568,594    $   218,639,083    $   203,710,025    $   108,971,526
                                                        ===============    ===============    ===============    ===============


----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................   $    (7,809,772)   $     3,451,271    $     3,302,573    $      (660,002)
   Net realized gain/(loss) from sale of investments         81,245,437           (304,503)                --          5,521,240
   Reinvested realized gain distributions ...........        52,455,877            540,446                 --                 --
   Net change in unrealized appreciation/
     (depreciation) of investments ..................        42,118,586         (7,748,422)                --          8,608,503
                                                        ---------------    ---------------    ---------------    ---------------
   Net increase/(decrease) resulting from operations        168,010,128         (4,061,208)         3,302,573         13,469,741
                                                        ---------------    ---------------    ---------------    ---------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ...................        23,958,071          2,711,480          2,847,429          1,227,120
   Transfer between investment divisions ............       (45,704,018)        (6,825,254)        30,344,401         (2,774,908)
   Administrative charges -- Note 4 .................          (783,069)           (68,013)           (57,754)           (29,931)
   Redemptions and annuity benefits .................      (140,128,984)       (13,384,792)       (39,933,222)        (5,825,780)
   Transfers -- other ...............................            32,259             (1,683)             1,144             (2,497)
                                                        ---------------    ---------------    ---------------    ---------------
   Net increase/(decrease) from contract transactions      (162,625,741)       (17,568,262)        (6,798,002)        (7,405,996)
                                                        ---------------    ---------------    ---------------    ---------------
Actuarial Increase in Reserves for Contracts in
   Payment Period ...................................                --                 --            113,935                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Increase/(Decrease) in Net Assets .............         5,384,387        (21,629,470)        (3,381,494)         6,063,745
   Net Assets at December 31, 1998 ..................     2,275,568,594        218,639,083        203,710,025        108,971,526
                                                        ---------------    ---------------    ---------------    ---------------
   Net Assets at June 30, 1999 ......................   $ 2,280,952,981    $   197,009,613    $   200,328,531    $   115,035,271
                                                        ===============    ===============    ===============    ===============

                                                                                 Baillie
                                                           Baillie               Gifford           Guardian
                                                           Gifford              Emerging           Small Cap          Value Line
                                                         International           Markets             Stock            Centurion
                                                       ----------------------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................     $    (1,551,931)   $      (125,701)   $      (554,410)   $    (3,217,245)
   Net realized gain/(loss) from sale of investments           14,623,577         (3,453,781)          (828,894)        17,308,760
   Reinvested realized gain distributions ...........          15,857,715                 --            427,516         22,853,820
   Net change in unrealized appreciation/
     (depreciation) of investments ..................          24,599,874         (8,557,529)        (3,289,799)        48,481,281
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase/(decrease) resulting from operations           53,529,235        (12,137,011)        (4,245,587)        85,426,616
                                                          ---------------    ---------------    ---------------    ---------------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ...................           9,046,654          1,902,257          3,312,468         11,168,022
   Transfer between investment divisions ............          (2,369,121)       (12,444,282)         3,816,448        (19,620,743)
   Administrative charges -- Note 4 .................            (191,296)           (29,524)           (23,992)          (292,422)
   Redemptions and annuity benefits .................         (23,261,009)        (2,751,921)        (2,933,489)       (32,808,096)
   Transfers -- other ...............................              25,590              4,473              2,282             14,132
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase/(decrease) from contract transactions         (16,749,182)       (13,318,997)         4,173,717        (41,539,107)
                                                          ---------------    ---------------    ---------------    ---------------
Actuarial Increase in Reserves for Contracts in
   Payment Period ...................................               7,619                203                 --             10,882
                                                          ---------------    ---------------    ---------------    ---------------
Total Increase/(Decrease) in Net Assets .............          36,787,672        (25,455,805)           (71,870)        43,898,391
   Net Assets at December 31, 1997 ..................         280,675,046         50,932,345         47,157,550        359,997,933
                                                          ---------------    ---------------    ---------------    ---------------
   Net Assets at December 31, 1998 ..................     $   317,462,718    $    25,476,540    $    47,085,680    $   403,896,324
                                                          ===============    ===============    ===============    ===============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................     $      (893,471)   $      (173,584)   $      (222,309)   $    (2,476,423)
   Net realized gain/(loss) from sale of investments            8,489,894         (2,680,081)        (2,268,942)        11,213,730
   Reinvested realized gain distributions ...........           3,504,994                 --                 --                 --
   Net change in unrealized appreciation/
     (depreciation) of investments ..................          (2,076,596)         9,872,254          1,677,252         31,294,158
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase/(decrease) resulting from operations            9,024,821          7,018,589           (813,999)        40,031,465
                                                          ---------------    ---------------    ---------------    ---------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ...................           3,190,307            629,084            436,142          4,707,813
   Transfer between investment divisions ............          (5,535,694)           926,920         (4,682,521)        11,833,938
   Administrative charges -- Note 4 .................             (98,430)           (12,025)            (9,106)          (147,060)
   Redemptions and annuity benefits .................         (15,519,434)        (1,296,853)        (1,910,079)       (24,651,884)
   Transfers -- other ...............................               3,916             (1,780)             4,469            (20,329)
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase/(decrease) from contract transactions         (17,959,335)           245,346         (6,161,095)        (8,277,522)
                                                          ---------------    ---------------    ---------------    ---------------
Actuarial Increase in Reserves for Contracts in
   Payment Period ...................................                  --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
Total Increase/(Decrease) in Net Assets .............          (8,934,514)         7,263,935         (6,975,094)        31,753,943
   Net Assets at December 31, 1998 ..................         317,462,718         25,476,540         47,085,680        403,896,324
                                                          ---------------    ---------------    ---------------    ---------------
   Net Assets at June 30, 1999 ......................     $   308,528,204    $    32,740,475    $    40,110,586    $   435,650,267
                                                          ===============    ===============    ===============    ===============

                                                            Value Line
                                                             Strategic
                                                              Asset            MFS Growth
                                                            Management        with Income
                                                       -------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................     $    14,754,946    $      (285,964)
   Net realized gain/(loss) from sale of investments           41,386,891            993,512
   Reinvested realized gain distributions ...........          74,530,806                 --
   Net change in unrealized appreciation/
     (depreciation) of investments ..................          83,812,050          3,124,818
                                                          ---------------    ---------------
   Net increase/(decrease) resulting from operations          214,484,693          3,832,366
                                                          ---------------    ---------------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ...................          28,088,437          1,998,209
   Transfer between investment divisions ............         (17,602,637)        30,006,967
   Administrative charges-- Note 4 ..................            (670,152)            (9,450)
   Redemptions and annuity benefits .................         (88,411,263)        (1,612,749)
   Transfers -- other ...............................              28,877              5,642
                                                          ---------------    ---------------
   Net increase/(decrease) from contract transactions         (78,566,738)        30,388,619
                                                          ---------------    ---------------
Actuarial Increase in Reserves for Contracts in
   Payment Period ...................................              52,385               (787)
                                                          ---------------    ---------------
Total Increase/(Decrease) in Net Assets .............         135,970,340         34,220,198
   Net Assets at December 31, 1997 ..................         880,550,813          5,071,591
                                                          ---------------    ---------------
   Net Assets at December 31, 1998 ..................     $ 1,016,521,153    $    39,291,789
                                                          ===============    ===============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................     $    (6,165,718)   $      (122,811)
   Net realized gain/(loss) from sale of investments           24,863,629            720,230
   Reinvested realized gain distributions ...........                  --            169,627
   Net change in unrealized appreciation/
     (depreciation) of investments ..................          82,575,024          1,590,678
                                                          ---------------    ---------------
   Net increase/(decrease) resulting from operations          101,272,935          2,357,724
                                                          ---------------    ---------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ...................          11,386,732            837,472
   Transfer between investment divisions ............           5,188,463          9,403,203
   Administrative charges -- Note 4 .................            (368,838)            (9,247)
   Redemptions and annuity benefits .................         (57,693,252)        (2,389,160)
   Transfers -- other ...............................              (3,044)               866
                                                          ---------------    ---------------
   Net increase/(decrease) from contract transactions         (41,489,939)         7,843,134
                                                          ---------------    ---------------
Actuarial Increase in Reserves for Contracts in
   Payment Period ...................................                  --                 --
                                                          ---------------    ---------------
Total Increase/(Decrease) in Net Assets .............          59,782,996         10,200,858
   Net Assets at December 31, 1998 ..................       1,016,521,153         39,291,789
                                                          ---------------    ---------------
   Net Assets at June 30, 1999 ......................     $ 1,076,304,149    $    49,492,647
                                                          ===============    ===============

                        See notes to financial statements


--------------------------------------------------------------------------------
                                    38 & 39

--------------------------------------------------------------------------------
The Guardian Separate Account D
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account D (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 23, 1989 and commenced operations on January 16, 1990. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contractowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contractowner may transfer his or her contract value among the ten investment options within the Account or the FRO. However, a contractowner may only invest in up to six of the investment divisions, including the FRO. The ten investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund (GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth with Income Series (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account. Contractowners who qualify may also purchase an optional Enhanced Death Benefit Rider which may provide greater death benefits than the proceeds payable under the basic contract.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Between January 22, 1991 and March 14, 1991, GIAC allocated $10,000,000 from its general account funds to the Account and invested it in BGIF to facilitate the commencement of BGIF's operations. On September 13, 1994, Guardian Life contributed $20,000,000 to BGEMF to facilitate the commencement of BGEMF's operations. On May 1, 1995, GIAC contributed $100,000 to GCAF to facilitate the commencement of its operations.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds of payments made by contract owners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.


--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

-----------------------------------
Note 3 -- Net Assets, June 30, 1999
-----------------------------------

                                                                            Units         Accumulation         Total
                                                                         Outstanding        Unit Value      Unit Value
                                                                         -----------        ----------      ----------
REGULAR CONTRACT
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ....................................   25,809,963.861   $    46.766296   $1,207,036,410
   The Guardian Bond Fund, Inc. .....................................    5,407,227.118        18.011412       97,391,795
   The Guardian Cash Fund, Inc. .....................................    7,059,035.248        14.032796       99,058,002
   Gabelli Capital Asset Fund .......................................    2,584,945.808        20.770160       53,689,738
   Baillie Gifford International Fund ...............................    6,864,289.537        21.865720      150,092,633
   Baillie Gifford Emerging Markets Fund ............................    1,444,693.500         9.973016       14,407,951
   The Guardian Small Cap Stock Fund ................................    1,778,389.945        10.451000       18,585,953
   Value Line Centurion Fund, Inc. ..................................    4,850,525.531        46.774601      226,881,396
   Value Line Strategic Asset Management Trust ......................   14,784,938.861        39.448323      583,241,044
   MFS Growth with Income Series ....................................    1,480,470.907        13.227457       19,582,865

Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ....................................   19,783,388.476        46.766296      925,195,801
   The Guardian Bond Fund, Inc. .....................................    4,711,735.895        18.011412       84,865,016
   The Guardian Cash Fund, Inc. .....................................    6,539,691.772        14.032796       91,770,161
   Gabelli Capital Asset Fund .......................................    2,234,722.557        20.770160       46,415,545
   Baillie Gifford International Fund ...............................    5,208,632.832        21.865720      113,890,507
   Baillie Gifford Emerging Markets Fund ............................    1,495,851.000         9.973016       14,918,146
   The Guardian Small Cap Stock Fund ................................    1,405,809.675        10.451000       14,692,117
   Value Line Centurion Fund, Inc. ..................................    3,981,878.225        46.774601      186,250,765
   Value Line Strategic Asset Management Trust ......................   10,671,798.965        39.448323      420,984,573
   MFS Growth with Income Series ....................................    1,505,789.641        13.227457       19,917,768

ENHANCED DEATH BENEFIT RIDER
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ....................................    5,597,273.861        13.431839       75,181,681
   The Guardian Bond Fund, Inc. .....................................      635,512.577        10.542688        6,700,011
   The Guardian Cash Fund, Inc. .....................................      492,036.550        10.565241        5,198,485
   Gabelli Capital Asset Fund .......................................      483,442.230        13.228800        6,395,361
   Baillie Gifford International Fund ...............................      763,160.923        12.969619        9,897,906
   Baillie Gifford Emerging Markets Fund ............................      108,790.651        10.096790        1,098,436
   The Guardian Small Cap Stock Fund ................................      253,427.551         9.326989        2,363,716
   Value Line Centurion Fund, Inc. ..................................      727,642.137        14.099877       10,259,665
   Value Line Strategic Asset Management Trust ......................    2,488,048.138        14.178157       35,275,937
   MFS Growth with Income Series ....................................      227,921.799        13.497317        3,076,333


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account D
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

                                                                            Units         Accumulation         Total
                                                                         Outstanding        Unit Value      Unit Value
                                                                         -----------        ----------      ----------
Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ....................................    5,110,848.488   $    13.431839   $   68,648,094
   The Guardian Bond Fund, Inc. .....................................      695,477.612        10.542688        7,332,203
   The Guardian Cash Fund, Inc. .....................................      371,552.398        10.565241        3,925,541
   Gabelli Capital Asset Fund .......................................      627,249.263        13.228800        8,297,755
   Baillie Gifford International Fund ...............................      762,860.645        12.969619        9,894,012
   Baillie Gifford Emerging Markets Fund ............................      229,194.726        10.096790        2,314,131
   The Guardian Small Cap Stock Fund ................................      479,125.596         9.326989        4,468,799
   Value Line Centurion Fund, Inc. ..................................      819,875.687        14.099877       11,560,146
   Value Line Strategic Asset Management Trust ......................    2,321,184.328        14.178157       32,910,116
   MFS Growth with Income Series ....................................      505,165.638        13.497317        6,818,381
                                                                                                          --------------
                                                                                                           4,700,484,895
   Contracts receiving annuity payments .............................                                         12,143,971
   Interest of GIAC in separate account .............................                                         23,523,858
                                                                                                          --------------
Total Net Assets ....................................................                                     $4,736,152,724
                                                                                                          ==============

Other Matters

      The amount retained by GIAC in the Account is comprised of amounts which GIAC allocated to the Account to facilitate the commencement of operations of the Account and certain of the Funds, as well as amounts accruing to GIAC from the operations of the Account. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

---------------------------------------------------------------
Note 4 -- Administrative and Mortality and Expense Risk Charges
---------------------------------------------------------------

      GIAC deducts certain charges from the contract. These charges are deducted from the Accumulation Unit Value of the contract by redeeming shares of the investment division(s). Contractual charges paid to GIAC include:

      (1) a fixed annual contract fee of $35 which is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC's administrative expenses. For the six months ended June 30, 1999 and the year ended December 31, 1998, administrative fees amounted to $1,583,473 and $3,027,545, respectively.

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1.15% of the average daily net assets applicable to contractowners. There is an additional charge for the Enhanced Death Benefit Rider equal to an annual rate of .30% of the daily net assets of the applicable contracts. For the six months ended June 30, 1999, the total mortality and expense risk charge was $27,682,345.

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first seven contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for seven years. Contingent deferred sales charges were $4,044,087 for the six months ended June 30, 1999.

      (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.



--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

---------------------------------------------------------------------------
Note 5-- Accumulation Values for the Current Period and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts
---------------------------------------------------------------------------

                                                 June 30,      December 31,    December 31,    December 31,    December 31,
                                                  1999            1998            1997            1996            1995
                                              -------------   -------------   -------------   -------------   -------------
REGULAR CONTRACT
The Guardian Stock Fund, Inc. .............   $   46.766296   $   43.373847   $   36.606672   $   27.313449   $   21.774794
The Guardian Bond Fund, Inc. ..............       18.011412       18.373279       17.194958       15.960396       15.694939
The Guardian Cash Fund, Inc. ..............       14.032796       13.807742       13.288611       12.785111       12.319068
Gabelli Capital Asset Fund ................       20.770160       18.361955       16.628626       11.797549       10.750707
Baillie Gifford International Fund ........       21.865720       21.221851       17.717096       16.012486       14.035634
Baillie Gifford Emerging Markets Fund .....        9.973016        7.753550       10.711125       10.626424        8.628815
The Guardian Small Cap Stock Fund .........       10.451000       10.540467       11.314256              --              --
Value Line Centurion Fund, Inc. ...........       46.774601       42.480132       33.713529       28.096610       24.224164
Value Line Strategic Asset
    Management Trust ......................       39.448323       35.799884       28.414943       24.854247       21.700306
MFS Growth with Income Series .............       13.227457       12.569114       10.394790              --              --

ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund, Inc. .............       13.431839       12.476064       10.561216              --              --
The Guardian Bond Fund, Inc. ..............       10.542688       10.770538       10.110112              --              --
The Guardian Cash Fund, Inc. ..............       10.565241       10.411301       10.050009              --              --
Gabelli Capital Asset Fund ................       13.228800       11.712408       10.638692              --              --
Baillie Gifford International Fund ........       12.969619       12.606475       10.556200              --              --
Baillie Gifford Emerging Markets Fund .....       10.096790        7.861462       10.892905              --              --
The Guardian Small Cap Stock Fund .........        9.326989        9.420860       10.142904              --              --
Value Line Centurion Fund, Inc. ...........       14.099877       12.824425       10.208471              --              --
Value Line Strategic Asset
    Management Trust ......................       14.178157       12.886033       10.258609              --              --
MFS Growth with Income Series .............       13.497317       12.844661       10.654605              --              --

-----------------------------
Note 6 -- Purchases and Sales
-----------------------------

      During the six months ended June 30, 1999 and the year ended December 31, 1998, purchases and sales of shares of the Funds were as follows:

                                                   Purchases           Purchases           Sales              Sales
                                                    June 30,          December 31,        June 30,         December 31,
                                                      1999               1998               1999               1998
                                               ----------------   ----------------   ----------------   ----------------
The Guardian Stock Fund, Inc. .............    $     74,269,163   $    365,596,395   $    192,411,109   $    304,029,326
The Guardian Bond Fund, Inc. ..............          14,220,426         51,989,320         27,784,495         46,732,791
The Guardian Cash Fund, Inc. ..............          88,608,344        271,620,565         87,575,845        252,382,564
Gabelli Capital Asset Fund ................           9,726,690         42,599,959         17,792,687         27,295,231
Baillie Gifford International Fund ........          13,117,381         54,601,602         28,496,917         57,420,771
Baillie Gifford Emerging Markets Fund .....           6,717,452          4,257,192          6,652,106         17,790,946
The Guardian Small Cap Stock Fund .........           8,036,730         31,843,677         14,424,016         27,914,638
Value Line Centurion Fund, Inc. ...........          23,071,503         45,657,593         33,839,025         68,067,541
Value Line Strategic Asset Management Trust          11,946,379        124,633,690         59,616,319        115,191,995
MFS Growth with Income Series .............          15,624,369         43,400,760          7,740,288         13,272,141
                                               ----------------   ----------------   ----------------   ----------------
  Total ...................................    $    265,338,437   $  1,036,200,753   $    476,332,807   $    930,097,944
                                               ================   ================   ================   ================

      NOTE: In some instances the calculation of total assets may not agree due to rounding.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account A                            INVESTMENT DIVISIONS
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)


                                                                                                                       Gabelli
                                                                   Guardian          Guardian        Guardian          Capital
                                                                     Stock             Bond            Cash             Asset
                                                                 ------------------------------------------------------------------
 Assets:
   Shares owned in underlying fund -- Note 1 ..................      11,069,115        5,372,324        9,693,947         598,205
   Net asset value per share (NAV) ............................           51.83            11.74            10.00           18.43
                                                                  -------------    -------------    -------------   -------------
     Total Assets (Shares x NAV) ..............................   $ 573,712,245    $  63,071,078    $  96,939,474   $  11,024,920

 Liabilities:
   Risk charges and other liabilities .........................         191,585           30,132       11,646,693          17,519
                                                                  -------------    -------------    -------------   -------------
     Net Assets -- Note 3 .....................................   $ 573,520,660    $  63,040,946    $  85,292,781   $  11,007,401
                                                                  -------------    -------------    -------------   -------------

 FIFO Cost ....................................................   $ 435,577,928    $  64,862,173    $  96,939,474   $  10,149,805
                                                                                    Baillie
                                                                  Baillie           Gifford         Guardian
                                                                  Gifford          Emerging         Small Cap        Value Line
                                                                International       Markets           Stock          Centurion
                                                                -------------------------------------------------------------------
 Assets:
   Shares owned in underlying fund -- Note 1 ..................      1,378,211          505,862          439,240        7,289,014
   Net asset value per share (NAV) ............................          21.38             9.56            12.70            33.71
                                                                 -------------    -------------    -------------    -------------
     Total Assets (Shares x NAV) ..............................  $  29,466,159    $   4,836,042    $   5,578,348    $ 245,712,654

 Liabilities:
   Risk charges and other liabilities .........................         22,764           14,385           12,250           95,649
                                                                 -------------    -------------    -------------    -------------
     Net Assets -- Note 3 .....................................  $  29,443,395    $   4,821,657    $   5,566,098    $ 245,617,005
                                                                 -------------    -------------    -------------    -------------

 FIFO Cost ....................................................  $  27,806,401    $   4,526,927    $   5,142,983    $ 163,468,881

                                                                    Value Line
                                                                     Strategic
                                                                       Asset         MFS Growth
                                                                    Management       with Income
                                                                 --------------------------------
 Assets:
   Shares owned in underlying fund -- Note 1 ..................         5,720,033          294,719
   Net asset value per share (NAV) ............................             27.95            21.14
                                                                    -------------    -------------
     Total Assets (Shares x NAV) ..............................     $ 159,874,921    $   6,230,349

 Liabilities:
   Risk charges and other liabilities .........................            58,149           17,249
                                                                    -------------    -------------
     Net Assets -- Note 3 .....................................     $ 159,816,772    $   6,213,100
                                                                    =============    =============

 FIFO Cost ....................................................     $ 105,308,317    $   5,623,418

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Unaudited)


                                                                                                                       Gabelli
                                                                   Guardian          Guardian        Guardian          Capital
                                                                     Stock             Bond            Cash             Asset
                                                                 ------------------------------------------------------------------
 Investment Income
   Income:
     Reinvested dividends .....................................   $   1,356,936    $   1,488,672    $   2,217,047   $          --
   Expenses -- Note 4:
     Mortality and expense risk charges .......................       2,762,381          333,033          689,525          50,570
                                                                  -------------    -------------    -------------   -------------
   Net investment income/(expense) ............................      (1,405,445)       1,155,639        1,527,522         (50,570)
                                                                  -------------    -------------    -------------   -------------

 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ........      34,983,132          187,328               --         335,886
     Reinvested realized gain distributions ...................      13,210,905          172,882               --              --
                                                                  -------------    -------------    -------------   -------------
   Net realized gain/(loss) on investments ....................      48,194,037          360,210               --         335,886
   Net change in unrealized appreciation/
    (depreciation) of investments .............................      (3,858,091)      (2,828,404)              --         898,868
                                                                  -------------    -------------    -------------   -------------
 Net realized and unrealized gain/(loss) from investments .....      44,335,946       (2,468,194)              --       1,234,754
                                                                  -------------    -------------    -------------   -------------
 Net Increase/(Decrease) in Net Assets Resulting from Operations  $  42,930,501    $  (1,312,555)   $   1,527,522   $   1,184,184
                                                                  -------------    -------------    -------------   -------------

                                                                                     Baillie
                                                                   Baillie           Gifford         Guardian
                                                                   Gifford          Emerging         Small Cap        Value Line
                                                                 International       Markets           Stock          Centurion
                                                                -------------------------------------------------------------------
 Investment Income
   Income:
     Reinvested dividends .....................................   $      72,956    $          --    $       1,858    $          --
   Expenses--Note 4:
     Mortality and expense risk charges .......................         147,642           18,879           24,887        1,183,331
                                                                  -------------    -------------    -------------    -------------
   Net investment income/(expense) ............................         (74,686)         (18,879)         (23,029)      (1,183,331)
                                                                  -------------    -------------    -------------    -------------

 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ........       1,291,207         (398,117)        (909,781)      11,436,730
     Reinvested realized gain distributions ...................         334,346               --               --               --
                                                                  -------------    -------------    -------------    -------------
   Net realized gain/(loss) on investments ....................       1,625,553         (398,117)        (909,781)      11,436,730
   Net change in unrealized appreciation/
    (depreciation) of investments .............................        (653,231)       1,181,733          809,145       12,500,570
                                                                  -------------    -------------    -------------    -------------
 Net realized and unrealized gain/(loss) from investments .....         972,322          783,616         (100,636)      23,937,300
                                                                  -------------    -------------    -------------    -------------
 Net Increase/(Decrease) in Net Assets Resulting from Operations  $     897,636    $     764,737    $    (123,665)   $  22,753,969
                                                                  -------------    -------------    -------------    -------------

                                                                   Value Line
                                                                    Strategic
                                                                      Asset         MFS Growth
                                                                   Management       with Income
                                                                 -------------------------------
 Investment Income
   Income:
     Reinvested dividends .....................................    $          --    $      19,893
   Expenses -- Note 4:
     Mortality and expense risk charges .......................          784,190           31,021
                                                                   -------------    -------------
   Net investment income/(expense) ............................         (784,190)         (11,128)
                                                                   -------------    -------------

 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ........        9,317,351          144,255
     Reinvested realized gain distributions ...................               --           23,877
                                                                   -------------    -------------
   Net realized gain/(loss) on investments ....................        9,317,351          168,132
   Net change in unrealized appreciation/
    (depreciation) of investments .............................        6,806,319          161,379
                                                                   -------------    -------------
 Net realized and unrealized gain/(loss) from investments .....       16,123,670          329,511
                                                                   -------------    -------------
 Net Increase/(Decrease) in Net Assets Resulting from Operations   $  15,339,480    $     318,383
                                                                   =============    =============

                        See notes to financial statements


--------------------------------------------------------------------------------
                                    44 & 45

--------------------------------------------------------------------------------
The Guardian Separate Account A                             INVESTMENT DIVISIONS
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 1998 (Audited) and
Six Months Ended June 30, 1999 (Unaudited)


                                                                                                                Gabelli
                                                            Guardian          Guardian        Guardian          Capital
                                                              Stock             Bond            Cash             Asset
                                                          ------------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................   $    (325,885)   $   3,194,823    $   3,576,882    $     (89,265)
   Net realized gain/(loss) from sale of investments       68,624,833        1,423,530               --          496,707
   Reinvested realized gain distributions ...........      61,448,022          909,591               --          510,105
   Net change in unrealized appreciation/
    (depreciation) of investments ...................     (32,869,807)        (563,115)              --         (146,465)
                                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) resulting from operations       96,877,163        4,964,829        3,576,882          771,082
                                                        -------------    -------------    -------------    -------------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ...................       6,555,981        1,079,989        1,385,969          261,275
   Transfer between investment divisions ............     (18,181,147)       2,731,283       24,686,779        3,154,568
   Administrative charges -- Note 4 .................        (274,791)         (43,964)         (61,817)          (4,667)
   Redemptions and annuity benefits .................     (68,781,231)     (10,826,473)     (27,811,293)        (772,598)
   Transfers -- other ...............................          55,324           (1,511)          (1,437)           3,428
                                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) from contract transactions     (80,625,864)      (7,060,676)      (1,801,799)       2,642,006
                                                        -------------    -------------    -------------    -------------
Actuarial Increase in Reserves for Contracts in
    Payment Period ..................................          50,289           29,868           24,887               --
                                                        -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............      16,301,588       (2,065,979)       1,799,970        3,413,088
   Net Assets at December 31, 1997 ..................     569,290,542       74,178,787       86,390,938        6,552,798
                                                        -------------    -------------    -------------    -------------
   Net Assets at December 31, 1998 ..................   $ 585,592,130    $  72,112,808    $  88,190,908    $   9,965,886
                                                        =============    =============    =============    =============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................   $  (1,405,445)   $   1,155,639    $   1,527,522    $     (50,570)
   Net realized gain/(loss) from sale of investments       34,983,132          187,328               --          335,886
   Reinvested realized gain distributions ...........      13,210,905          172,882               --               --
   Net change in unrealized appreciation/
     (depreciation) of investments ..................      (3,858,091)      (2,828,404)              --          898,868
                                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) resulting from operations       42,930,501       (1,312,555)       1,527,522        1,184,184
                                                        -------------    -------------    -------------    -------------


--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ...................       2,677,677          495,285          659,568           65,436
   Transfer between investment divisions ............     (14,952,344)      (1,371,933)       9,176,371          418,997
   Administrative charges -- Note 4 .................        (150,603)         (22,447)         (31,999)          (2,332)
   Redemptions and annuity benefits .................     (42,584,148)      (6,861,000)     (14,381,825)        (628,421)
   Transfers -- other ...............................           7,447              788             (237)           3,651
                                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) from contract transactions     (55,001,971)      (7,759,307)      (4,578,122)        (142,669)
                                                        -------------    -------------    -------------    -------------
Actuarial Increase in Reserves for Contracts in
    Payment Period ..................................              --               --          152,473               --
                                                        -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............     (12,071,470)      (9,071,862)      (2,898,127)       1,041,515
   Net Assets at December 31, 1998 ..................     585,592,130       72,112,808       88,190,908        9,965,886
                                                        -------------    -------------    -------------    -------------
   Net Assets at June 30, 1999 ......................   $ 573,520,660    $  63,040,946    $  85,292,781    $  11,007,401
                                                        =============    =============    =============    =============

                                                                             Baillie
                                                           Baillie           Gifford         Guardian
                                                           Gifford          Emerging         Small Cap        Value Line
                                                         International       Markets           Stock          Centurion
                                                        ------------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................   $    (139,788)   $      (8,456)   $     (64,526)   $  (1,461,037)
   Net realized gain/(loss) from sale of investments        4,787,716       (1,289,642)          40,330       25,211,371
   Reinvested realized gain distributions ...........       1,602,944               --           62,928       12,882,696
   Net change in unrealized appreciation/
    (depreciation) of investments ...................        (697,439)          78,849         (439,254)      13,045,076
                                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) resulting from operations        5,553,433       (1,219,249)        (400,522)      49,678,106
                                                        -------------    -------------    -------------    -------------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ...................         414,179           65,817          242,043        2,150,725
   Transfer between investment divisions ............      (1,298,629)      (2,102,167)        (785,652)      (8,010,072)
   Administrative charges -- Note 4 .................         (17,111)          (2,920)          (2,840)        (142,882)
   Redemptions and annuity benefits .................      (4,020,496)        (395,247)        (511,136)     (23,059,557)
   Transfers -- other ...............................          (5,661)              35             (528)           8,325
                                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) from contract transactions      (4,927,718)      (2,434,482)      (1,058,113)     (29,053,461)
                                                        -------------    -------------    -------------    -------------
Actuarial Increase in Reserves for Contracts in
    Payment Period ..................................           5,204              200               --           23,056
                                                        -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............         630,919       (3,653,531)      (1,458,635)      20,647,701
   Net Assets at December 31, 1997 ..................      30,728,074        6,246,079        7,736,981      208,685,272
                                                        -------------    -------------    -------------    -------------
   Net Assets at December 31, 1998 ..................   $  31,358,993    $   2,592,548    $   6,278,346    $ 229,332,973
                                                        =============    =============    =============    =============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................   $     (74,686)   $     (18,879)   $     (23,029)   $  (1,183,331)
   Net realized gain/(loss) from sale of investments        1,291,207         (398,117)        (909,781)      11,436,730
   Reinvested realized gain distributions ...........         334,346               --               --               --
   Net change in unrealized appreciation/
     (depreciation) of investments ..................        (653,231)       1,181,733          809,145       12,500,570
                                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) resulting from operations          897,636          764,737         (123,665)      22,753,969
                                                        -------------    -------------    -------------    -------------


--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ...................          89,311           20,127           34,881        1,160,029
   Transfer between investment divisions ............        (676,756)       1,629,040         (244,045)       4,753,713
   Administrative charges-- Note 4 ..................          (7,654)          (1,036)          (1,315)         (85,040)
   Redemptions and annuity benefits .................      (2,217,089)        (183,819)        (381,682)     (12,310,534)
   Transfers-- other ................................          (1,046)              60            3,578           11,895
                                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) from contract transactions      (2,813,234)       1,464,372         (588,583)      (6,469,937)
                                                        -------------    -------------    -------------    -------------
Actuarial Increase in Reserves for Contracts in
    Payment Period ..................................              --               --               --               --
                                                        -------------    -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............      (1,915,598)       2,229,109         (712,248)      16,284,032
   Net Assets at December 31, 1998 ..................      31,358,993        2,592,548        6,278,346      229,332,973
                                                        -------------    -------------    -------------    -------------
   Net Assets at June 30, 1999 ......................   $  29,443,395    $   4,821,657    $   5,566,098    $ 245,617,005
                                                        =============    =============    =============    =============

                                                             Value Line
                                                              Strategic
                                                                Asset         MFS Growth
                                                             Management       with Income
                                                        ----------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................      $   2,543,011    $     (35,117)
   Net realized gain/(loss) from sale of investments          15,211,337          131,422
   Reinvested realized gain distributions ...........         11,597,837               --
   Net change in unrealized appreciation/
    (depreciation) of investments ...................          4,403,942          439,147
                                                           -------------    -------------
   Net increase/(decrease) resulting from operations          33,756,127          535,452
                                                           -------------    -------------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ...................          2,159,644          127,208
   Transfer between investment divisions ............         (4,513,121)       4,318,158
   Administrative charges-- Note 4 ..................           (103,121)          (1,209)
   Redemptions and annuity benefits .................        (19,113,430)        (202,935)
   Transfers-- other ................................             33,145           (1,344)
                                                           -------------    -------------
   Net increase/(decrease) from contract transactions        (21,536,883)       4,239,878
                                                           -------------    -------------
Actuarial Increase in Reserves for Contracts in
    Payment Period ..................................             22,226               59
                                                           -------------    -------------
Total Increase/(Decrease) in Net Assets .............         12,241,470        4,775,389
   Net Assets at December 31, 1997 ..................        142,660,446          766,266
                                                           -------------    -------------
   Net Assets at December 31, 1998 ..................      $ 154,901,916    $   5,541,655
                                                           =============    =============

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ..................      $    (784,190)   $     (11,128)
   Net realized gain/(loss) from sale of investments           9,317,351          144,255
   Reinvested realized gain distributions ...........                 --           23,877
   Net change in unrealized appreciation/
     (depreciation) of investments ..................          6,806,319          161,379
                                                           -------------    -------------
   Net increase/(decrease) resulting from operations          15,339,480          318,383
                                                           -------------    -------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ...................          1,116,733           55,897
   Transfer between investment divisions ............            597,605          669,352
   Administrative charges-- Note 4 ..................            (43,628)          (1,182)
   Redemptions and annuity benefits .................        (12,090,469)        (371,310)
   Transfers-- other ................................             (4,865)             305
                                                           -------------    -------------
   Net increase/(decrease) from contract transactions        (10,424,624)         353,062
                                                           -------------    -------------
Actuarial Increase in Reserves for Contracts in
    Payment Period ..................................                 --               --
                                                           -------------    -------------
Total Increase/(Decrease) in Net Assets .............          4,914,856          671,445
   Net Assets at December 31, 1998 ..................        154,901,916        5,541,655
                                                           -------------    -------------
   Net Assets at June 30, 1999 ......................      $ 159,816,772    $   6,213,100
                                                           =============    =============

                        See notes to financial statements


--------------------------------------------------------------------------------
                                    46 & 47

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account A (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on October 31, 1981. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net contract purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option
(FRO), as selected by the contractowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract-owner may transfer his or her contract value among the ten investment divisions within the Account or the FRO. However, a contractowner may only invest in up to six investment divisions, including the FRO. The ten investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund
(GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth with Income Series (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified investment division have been established within each Account investment option available in the Account. Contractowners who qualify may also purchase an optional Enhanced Death Benefit Rider which may provide greater death benefits than the proceeds payable under the basic contract.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.


--------------------------------------------------------------------------------
48

NOTES TO FINANCIAL STATEMENTS

-----------------------------------
Note 3 -- Net Assets, June 30, 1999
-----------------------------------

                                                                                Units          Accumulation       Total
                                                                             Outstanding        Unit Value       Unit Value
                                                                             -----------        ----------       ----------
REGULAR CONTRACT
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ........................................    2,349,998.988   $   125.162230   $  294,131,114
   The Guardian Bond Fund, Inc. .........................................      835,405.465        33.914537       28,332,390
   The Guardian Cash Fund, Inc. .........................................    1,232,793.789        25.407924       31,322,731
   Gabelli Capital Asset Fund ...........................................      243,581.443        20.919182        5,095,525
   Baillie Gifford International Fund ...................................      590,249.710        22.182301       13,093,097
   Baillie Gifford Emerging Markets Fund ................................      141,057.725        10.053655        1,418,146
   The Guardian Small Cap Stock Fund ....................................      218,503.476        10.486048        2,291,238
   Value Line Centurion Fund, Inc. ......................................    1,585,518.850        78.444931      124,375,917
   Value Line Strategic Asset Management Trust ..........................    1,872,176.898        49.829352       93,289,362
   MFS Growth with Income Series ........................................      221,489.725        13.271832        2,939,574

Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ........................................    1,903,767.680       125.162230      238,279,808
   The Guardian Bond Fund, Inc. .........................................      890,163.214        33.914537       30,189,473
   The Guardian Cash Fund, Inc. .........................................    1,925,305.032        25.407924       48,918,004
   Gabelli Capital Asset Fund ...........................................      238,280.743        20.919182        4,984,638
   Baillie Gifford International Fund ...................................      631,107.420        22.182301       13,999,415
   Baillie Gifford Emerging Markets Fund ................................      324,183.326        10.053655        3,259,227
   The Guardian Small Cap Stock Fund ....................................      290,102.711        10.486048        3,042,031
   Value Line Centurion Fund, Inc. ......................................    1,363,673.577        78.444931      106,973,280
   Value Line Strategic Asset Management Trust ..........................    1,190,848.886        49.829352       59,339,228
   MFS Growth with Income Series ........................................      231,727.686        13.271832        3,075,451

ENHANCED DEATH BENEFIT RIDER
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ........................................      793,624.155        13.469356       10,689,606
   The Guardian Bond Fund, Inc. .........................................       74,827.409        10.572146          791,086
   The Guardian Cash Fund, Inc. .........................................      134,962.813        10.594760        1,429,899
   Gabelli Capital Asset Fund ...........................................       17,571.619        13.265754          233,101
   Baillie Gifford International Fund ...................................       41,658.732        13.005857          541,808
   Baillie Gifford Emerging Markets Fund ................................        5,372.207        10.124977           54,393
   The Guardian Small Cap Stock Fund ....................................        4,100.453         9.353073           38,352
   Value Line Centurion Fund, Inc. ......................................      257,659.031        14.139280        3,643,113
   Value Line Strategic Asset Management Trust ..........................      180,291.130        14.217746        2,563,333
   MFS Growth with Income Series ........................................        8,809.732        13.535004          119,240


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

                                                                                Units          Accumulation       Total
                                                                             Outstanding        Unit Value       Unit Value
                                                                             -----------        ----------       ----------
Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ........................................      815,952.034   $    13.469356   $   10,990,348
   The Guardian Bond Fund, Inc. .........................................      135,318.368        10.572146        1,430,606
   The Guardian Cash Fund, Inc. .........................................      209,686.818        10.594760        2,221,582
   Gabelli Capital Asset Fund ...........................................       52,325.490        13.265754          694,137
   Baillie Gifford International Fund ...................................      107,809.053        13.005857        1,402,149
   Baillie Gifford Emerging Markets Fund ................................        8,651.848        10.124977           87,600
   The Guardian Small Cap Stock Fund ....................................       20,792.879         9.353073          194,477
   Value Line Centurion Fund, Inc. ......................................      538,332.456        14.139280        7,611,633
   Value Line Strategic Asset Management Trust ..........................      227,374.606        14.217746        3,232,754
   MFS Growth with Income Series ........................................        5,443.677        13.535004           73,680
                                                                                                              --------------
                                                                                                              $1,156,392,546
   Contracts receiving annuity payments .................................                                          9,311,829
   Interest of GIAC in separate account .................................                                         18,635,440
                                                                                                              --------------
Total Net Assets ........................................................                                     $1,184,339,815
                                                                                                              ==============

Other Matters

      The amount retained by GIAC in the Account is comprised of amounts which GIAC allocated to the Account to facilitate the commencement of operations of the Account and certain of the Funds, as well as amounts accruing to GIAC from the operations of the Account. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

--------------------------------------
Note 4 -- Administrative and Mortality
          and Expense Risk Charges
--------------------------------------

      Charges deducted by GIAC from the contractholder's account include:

      (1) a fixed annual $30 fee for single payment contracts and a fixed annual $35 fee for flexible payment contracts to cover GIAC's administrative expenses. This charge is deducted on each contract anniversary before annuitization and upon surrender prior to annuitization. For the six months ended June 30, 1999 and the year ended December 31, 1998, administrative fees amounted to $347,236 and $655,322, respectively.

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1% of the average daily net assets applicable to contractowners. There is an additional charge for the Enhanced Death Benefit Rider equal to an annual rate of .30% of the daily net assets of the applicable contract. For the six months ended June 30, 1999, the total mortality and expense risk charge was $6,025,459.

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first six contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for six years. Contingent deferred sales charges were $212,945 for the six months ended June 30, 1999.

      (4) a charge for premium taxes deducted from either the contract premium payment or upon annuitization, as determined in accordance with applicable state law.

      Currently GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.


--------------------------------------------------------------------------------
50

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

---------------------------------------------------------------------------
Note 5-- Accumulation Values for the Current Period and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts
---------------------------------------------------------------------------

                                                   June 30,       December 31,     December 31,    December 31,  December 31,
                                                    1999            1998             1997             1996           1995
                                               --------------   -------------    -------------    ------------   ------------
REGULAR CONTRACT
The Guardian Stock Fund, Inc. ..............   $   125.162230   $  115.984452    $   97.721248    $  72.788450   $  57.928841
The Guardian Bond Fund, Inc. ...............        33.914537       34.566553        32.294381       29.924450      29.376248
The Guardian Cash Fund, Inc. ...............        25.407924       24.979223        23.998976       23.050182      22.171865
Gabelli Capital Asset Fund .................        20.919182       18.478018        16.705120       11.831565      10.763220
Baillie Gifford International Fund .........        22.182301       21.510846        17.927664       16.175077      14.153848
Baillie Gifford Emerging Markets Fund ......        10.053655        7.809621        10.770121       10.666664       8.646640
The Guardian Small Cap Stock Fund ..........        10.486048       10.566846        11.323159              --             --
Value Line Centurion Fund, Inc. ............        78.444931       71.182326        56.395899       46.919586      40.383489
Value Line Strategic Asset  Management Trust        49.829352       45.182455        35.800735       31.260980      27.247234
MFS Growth with Income Series ..............        13.271832       12.600579        10.402993              --             --

ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund, Inc. ..............   $    13.469356   $   12.500295    $   10.563642              --             --
The Guardian Bond Fund, Inc. ...............        10.572146       10.791462        10.112433              --             --
The Guardian Cash Fund, Inc. ...............        10.594760       10.431534        10.052316              --             --
Gabelli Capital Asset Fund .................        13.265754       11.735168        10.641134              --             --
Baillie Gifford International Fund .........        13.005857       12.630973        10.558620              --             --
Baillie Gifford Emerging Markets Fund ......        10.124977        7.876735        10.895404              --             --
The Guardian Small Cap Stock Fund ..........         9.353073        9.439192        10.210823              --             --
Value Line Centurion Fund, Inc. ............        14.139280       12.849354        10.210823              --             --
Value Line Strategic Asset Management Trust         14.217746       12.911063        10.260962              --             --
MFS Growth with Income Series ..............        13.535004       12.869606        10.657050              --             --

-----------------------------
Note 6 -- Purchases and Sales
-----------------------------

      During the six months ended June 30, 1999 and the year ended December 31, 1998, purchases and sales of shares of the Funds were as follows:

                                                    Purchases          Purchases           Sales              Sales
                                                     June 30,         December 31,        June 30,          December 31,
                                                      1999               1998               1999               1998
                                                ----------------   ----------------   ----------------   ----------------
The Guardian Stock Fund, Inc. ..............    $     25,640,654   $    103,072,859   $     68,834,783   $    123,262,009
The Guardian Bond Fund, Inc. ...............           6,084,135         19,039,831         12,491,888         22,064,196
The Guardian Cash Fund, Inc. ...............          36,488,648         86,539,923         38,009,723         84,484,324
Gabelli Capital Asset Fund .................           3,401,823          9,265,169          3,594,494          6,216,255
Baillie Gifford International Fund .........           5,340,552         16,397,921          7,896,484         19,900,306
Baillie Gifford Emerging Markets Fund ......           3,470,897          1,475,770          2,016,525          3,933,543
The Guardian Small Cap Stock Fund ..........           3,167,573          8,084,103          3,784,298          9,151,224
Value Line Centurion Fund, Inc. ............           9,211,997         21,671,981         16,851,935         39,520,206
Value Line Strategic Asset Management
  Trust ....................................           4,621,913         21,405.798         15,826,537         28,981,106
MFS Growth with Income Series ..............           1,891,723          5,859,032          1,524,891          1,639,154
                                                ----------------   ----------------   ----------------   ----------------
  Total ....................................    $     99,319,915   $    292,812,387   $    170,831,558   $    339,152,323
                                                ================   ================   ================   ================

      NOTE: In some instances the calculation of total assets may not agree due to rounding.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

----------------------
COMMON STOCKS -- 95.3%
----------------------
Shares                                                               Value
---------------------------------------------------------------------------
Aerospace and Defense -- 0.8%
         58,100     Alliant Techsystems, Inc.*               $    5,025,650
        365,774     United Technologies Corp.                    26,221,424
                                                             --------------
                                                                 31,247,074
                                                             --------------
Air Transportation -- 0.4%
        151,000     Continental Airlines, Inc.*                   5,681,375
        141,000     Delta Airlines, Inc.                          8,125,125
                                                             --------------
                                                                 13,806,500
                                                             --------------
Appliance and Furniture -- 0.3%
        309,000     Ethan Allen Interiors, Inc.                  11,664,750
         61,400     Furniture Brands Int'l., Inc.*                1,711,525
                                                             --------------
                                                                 13,376,275
                                                             --------------
Automotive -- 1.9%
        975,000     Ford Motor Co.                               55,026,562
        230,000     General Motors Corp.                         15,180,000
                                                             --------------
                                                                 70,206,562
                                                             --------------
Automotive Parts -- 0.1%
        160,753     Delphi Automotive Systems Corp.               2,983,978
                                                             --------------
Biotechnology -- 1.3%
        241,000     Amgen, Inc.*                                 14,670,875
        170,000     Biogen, Inc.*                                10,933,125
         62,900     MedImmune, Inc.*                              4,261,475
        210,500     Sepracor, Inc.*                              17,103,125
                                                             --------------
                                                                 46,968,600
                                                             --------------
Broadcasting -- 3.2%
        212,400     Adelphia Comm. Corp.*                        13,513,950
        625,400     CBS Corp.                                    27,165,813
         80,100     Chancellor Media Corp.*                       4,415,512
        190,000     Clear Channel Comm., Inc.*                   13,098,125
        330,000     Comcast Corp.                                12,684,375
        739,200     Infinity Broadcasting Corp.*                 21,991,200
        376,100     MediaOne Group, Inc.*                        27,972,438
                                                             --------------
                                                                120,841,413
                                                             --------------
Building Materials and Homebuilders -- 0.8%
         16,500     Crossman Communities, Inc.*                     479,531
        150,000     D.R. Horton, Inc.                             2,493,750
        145,000     Lennar Corp.                                  3,480,000
        157,800     Lone Star Industries, Inc.                    5,927,362
         79,650     Martin Marietta Materials, Inc.               4,699,350
        102,620     Southdown, Inc.                               6,593,335
        137,100     Vulcan Materials Co.                          6,615,075
                                                             --------------
                                                                 30,288,403
                                                             --------------
Capital Goods-Miscellaneous Technology -- 1.1%
         43,000     AFC Cable Systems, Inc.*                      1,518,437
        110,232     At Home Corp.*                                5,945,638
         38,600     Critical Path, Inc.                           2,135,062
         59,600     Doubleclick, Inc.*                            5,468,300
         59,200     E Bay, Inc.*                                  8,961,400
        138,000     MindSpring Enterprises, Inc.*                 6,115,125
         63,000     Yahoo, Inc.*                                 10,851,750
                                                             --------------
                                                                 40,995,712
                                                             --------------
Chemicals -- 0.0%
        112,100     Cambrex Corp.                                 2,942,625
                                                             --------------
Computer Software -- 8.6%
        376,900     America Online, Inc.*                        41,647,450
        200,000     BMC Software, Inc.*                          10,800,000
        220,000     Computer Associates Int'l., Inc.             12,100,000
         27,000     DST Systems, Inc.*                            1,697,625
      2,118,800     Microsoft Corp.*                            191,089,275
        928,300     Novell, Inc.*                                24,599,950
        742,500     Oracle Corp.*                                27,565,313
        348,300     SunGuard Data Systems, Inc.*                 12,016,350
                                                             --------------
                                                                321,515,963
                                                             --------------
Computer Systems -- 11.0%
        246,600     Apple Computer, Inc.*                        11,420,662
        809,800     EMC Corp.*                                   44,539,000
        538,000     Hewlett Packard Co.                          54,069,000
      1,309,000     Int'l. Business Machines                    169,188,250
        656,400     Lexmark Int'l. Group, Inc.*                  43,363,425
        230,000     Pitney Bowes, Inc.                           14,777,500
        192,200     Seagate Technology*                           4,925,125
        206,000     Solectron Corp.*                             13,737,625
        735,600     Sun Microsystems, Inc.*                      50,664,450
        105,000     Xerox Corp.                                   6,201,563
                                                             --------------
                                                                412,886,600
                                                             --------------
Conglomerates -- 1.3%
        310,000     Textron, Inc.                                25,516,875
        265,400     Tyco Int'l. Ltd.                             25,146,650
                                                             --------------
                                                                 50,663,525
                                                             --------------
Drugs and Hospitals -- 7.7%
        735,600     Bristol-Myers Squibb Corp.                   51,813,825
        171,000     Johnson & Johnson                            16,758,000
        359,164     Medtronic, Inc.                              27,969,896
        719,800     Merck & Co., Inc.                            53,265,200
        186,000     Monsanto Corp.                                7,335,375
         27,000     Patterson Dental Co.*                           938,250
        746,600     Pfizer, Inc.                                 81,939,350
        531,800     Schering-Plough Corp.                        28,185,400
        263,000     Warner-Lambert Co.*                          18,245,625
                                                             --------------
                                                                286,450,921
                                                             --------------
Electrical Equipment -- 2.0%
        651,200     General Electric Co.                         73,585,600
                                                             --------------
Entertainment and Leisure -- 0.9%
        400,000     Carnival Corp.                               19,400,000
        316,000     Viacom, Inc.*                                13,904,000
                                                             --------------
                                                                 33,304,000
                                                             --------------
Financial-Banks -- 6.7%
        314,000     Bank of America Corp.                        23,020,125
        565,000     Banc One Corp.                               33,652,813
        260,000     Bank of New York, Inc.                        9,538,750

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------

Shares                                                               Value
---------------------------------------------------------------------------
        488,100     Chase Manhattan Corp.*                   $   42,281,662
        706,500     Citigroup, Inc.                              33,558,750
        140,000     Fifth Third Bancorp                           9,318,750
        324,000     Firstar Corp.                                 9,072,000
         60,000     FirstMerit Corp.                              1,683,750
        305,000     Fleet Financial Group, Inc.                  13,534,375
         84,379     Hudson United Bancorp                         2,584,107
         22,627     M & T Bank Corp.                             12,444,850
        394,000     Mellon Bank Corp.                            14,331,750
        427,200     North Fork Bancorp                            9,104,700
         75,000     Premier Bancshares, Inc., GA                  1,373,437
        247,332     Premier National Bancorp, Inc.                4,853,890
        174,000     SunTrust Banks, Inc.                         12,082,125
        148,500     Union BanCal Corp.                            5,364,563
         23,000     U.S. Trust Corp.                              2,127,500
         43,000     Webster Financial Corp.                       1,166,375
        147,000     Zions Bancorp                                 9,334,500
                                                             --------------
                                                                250,428,772
                                                             --------------
Financial-Other -- 5.3%
        294,400     American Express Co.                         38,308,800
        210,300     Charles Schwab Corp.                         23,106,713
        258,400     Federal Home Loan Mortgage Corp.             14,987,200
        156,600     Federal National Mortgage Assn.              10,707,525
         29,100     Goldman Sachs Group, Inc.*                    2,102,475
        135,000     Hambrecht & Quist Group, Inc.*                5,011,875
        338,000     Investment Technology Group, Inc.            10,942,750
        338,000     Jefferies Group, Inc.                        10,140,000
         87,332     Legg Mason, Inc.                              3,362,282
        158,600     Lehman Brothers Hldgs., Inc.*                 9,872,850
        124,000     Merrill Lynch & Co., Inc.                     9,912,250
        148,800     J. P. Morgan & Co., Inc.                     20,906,400
        384,075     Morgan Keegan, Inc.                           7,273,420
        199,000     Morgan Stanley Dean Witter & Co.             20,397,500
        203,400     Paine Webber Group, Inc.                      9,508,950
         31,000     Ragen MacKenzie Group, Inc.*                    368,125
                                                             --------------
                                                                196,909,115
                                                             --------------
Financial-Thrift -- 1.0%
        209,800     Astoria Financial Corp.                       9,218,087
        142,700     BankAtlantic Bancorp, Inc.                    1,159,438
        244,550     BankAtlantic Bancorp, Inc. Class A            1,772,987
         27,040     California Federal Bancorp, Inc.*                32,110
        179,277     Charter One Financial, Inc.                   4,986,142
        216,500     Coastal Bancorp, Inc.                         8,660,000
         20,000     Coast Federal Litigation Trust*                  21,250
        220,000     Dime Bancorp, Inc.                            4,427,500
         40,000     Golden State Bancorp, Inc.*                      52,500
        478,200     Sovereign Bancorp, Inc.                       5,798,175
                                                             --------------
                                                                 36,128,189
                                                             --------------
Food, Beverage and Tobacco -- 0.6%
        276,200     Anheuser-Busch Cos., Inc.                $   19,592,938
         72,788     Earthgrains Co.                               1,878,840
         41,070     Tootsie Roll Industries, Inc.                 1,586,329
                                                             --------------
                                                                 23,058,107
                                                             --------------
Household Products -- 0.4%
        365,200     Dial Corp.                                   13,580,875
                                                             --------------
Insurance -- 2.1%
        134,400     American Gen. Hospitality Corp.              10,130,400
        215,000     American Int'l. Group, Inc.                  25,168,438
          6,961     Berkshire Hathaway, Inc.*                    15,592,640
         86,200     Chicago Title Corp.                           3,076,262
         54,000     Jefferson-Pilot Corp.                         3,574,125
        103,270     Liberty Financial Cos., Inc.                  3,007,739
        100,500     Reinsurance Group of America                  3,366,750
        216,000     State Auto Financial Corp.                    2,916,000
        160,000     Transamerica Corp.                           12,000,000
                                                             --------------
                                                                 78,832,354
                                                             --------------
Merchandising-Department Stores -- 2.8%
        272,900     Dayton Hudson Corp.                          17,738,500
        238,500     Saks, Inc.*                                   6,886,687
        376,800     TJX Cos., Inc.                               12,552,150
      1,427,000     Wal-Mart Stores, Inc.                        68,852,750
                                                             --------------
                                                                106,030,087
                                                             --------------
Merchandising-Drugs -- 0.5%
        251,472     CVS Corp.                                    12,762,204
        220,000     Walgreen Co.                                  6,462,500
                                                             --------------
                                                                 19,224,704
                                                             --------------
Merchandising-Food -- 1.3%
        130,000     Albertson's, Inc.                             6,703,125
        730,000     Kroger Co.*                                  20,394,375
        430,390     Safeway, Inc.*                               21,304,305
                                                             --------------
                                                                 48,401,805
                                                             --------------
Merchandising-Special -- 4.0%
        160,000     Abercrombie & Fitch Co.*                      7,680,000
        247,800     Best Buy, Inc.*                              16,726,500
        344,900     BJ's Wholesale Club, Inc.*                   10,368,556
        140,000     Costco Cos., Inc.*                           11,208,750
        487,500     GAP, Inc.                                    24,557,813
        562,000     Home Depot, Inc.                             36,213,875
        190,400     Lowes Cos., Inc.                             10,793,300
        159,000     Ross Stores, Inc.                             8,009,625
        500,000     Tandy Corp.                                  24,437,500
                                                             --------------
                                                                149,995,919
                                                             --------------
Miscellaneous-Consumer Growth Cyclical -- 0.1%
         30,000     Avis Rent A Car, Inc.*                          873,750
         59,366     Nielsen Media Research, Inc.*                 1,736,456
                                                             --------------
                                                                  2,610,206
                                                             --------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited) (Continued)

Shares                                                               Value
---------------------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 0.4%
        110,000     A.C. Nielsen Corp.*                      $    3,327,500
        285,000     Valassis Communications, Inc.*               10,438,125
                                                             --------------
                                                                 13,765,625
                                                             --------------
Oil and Gas Producing -- 1.3%
        251,900     Anadarko Petroleum Corp.                      9,273,069
        233,600     Apache Corp.                                  9,110,400
        205,000     Basin Exploration, Inc.*                      4,112,812
        234,800     Burlington Resources, Inc.                   10,155,100
          8,800     Callon Petroleum Co.*                            90,750
        143,300     Devon Energy Corp.                            5,122,975
         74,200     Newfield Exploration Co.*                     2,110,063
        152,100     Vastar Resources, Inc.                        7,975,744
                                                             --------------
                                                                 47,950,913
                                                             --------------
Oil and Gas Services -- 1.1%
        386,000     Halliburton Co.                              17,466,500
        254,000     Schlumberger Ltd.                            16,176,625
        312,000     Transocean Offshore, Inc.                     8,190,000
                                                             --------------
                                                                 41,833,125
                                                             --------------
Oil-Integrated-Domestic -- 0.2%
        236,000     Conoco, Inc.                                  6,578,500
                                                             --------------
Oil-Integrated-International -- 2.3%
        230,000     Chevron Corp.                                21,893,125
        489,800     Exxon Corp.                                  37,775,825
        403,000     Texaco, Inc.                                 25,187,500
                                                             --------------
                                                                 84,856,450
                                                             --------------
Paper and Forest Products -- 0.7%
        183,800     Georgia Pacific Corp.*                        8,707,525
        341,100     International Paper Co.                      17,225,550
                                                             --------------
                                                                 25,933,075
                                                             --------------
Publishing and Print -- 1.6%
        376,300     Dun & Bradstreet Corp.                       13,335,131
        628,200     Time Warner, Inc.                            46,172,700
                                                             --------------
                                                                 59,507,831
                                                             --------------
Railroads -- 0.8%
        319,400     Kansas City Southern Inds., Inc.             20,381,713
        188,000     Union Pacific Corp.                          10,962,750
                                                             --------------
                                                                 31,344,463
                                                             --------------
Restaurants -- 0.3%
        141,700     Outback Steakhouse, Inc.*                     5,570,581
        233,400     Wendy's Int'l., Inc.*                         6,608,138
                                                             --------------
                                                                 12,178,719
                                                             --------------
Semiconductors -- 5.8%
        252,200     Adaptec, Inc.*                                8,905,812
        672,000     Advanced Micro Devices, Inc.*                12,138,000
        181,000     Applied Materials, Inc.*                     13,371,375
      1,250,300     Intel Corp.                                  74,392,850
        550,000     Micron Technology, Inc.*                     22,171,875
        410,000     Motorola, Inc.                               38,847,500
        132,000     Texas Instruments                            19,140,000
        470,000     Xilinx, Inc.*                                26,907,500
                                                             --------------
                                                                215,874,912
                                                             --------------
Textile-Apparel and Production -- 0.2%
        196,000     Jones Apparel Group, Inc.*                    6,725,250
                                                             --------------
Transportation-Miscellaneous -- 0.4%
        181,400     FDX Corp.*                                    9,840,950
        334,200     Maritrans, Inc.                               1,879,875
         45,000     Sea Containers Ltd.                           1,510,312
                                                             --------------
                                                                 13,231,137
                                                             --------------
Truckers -- 0.2%
        168,600     Navistar Int'l. Corp., Inc.*                  8,430,000
                                                             --------------
Utilities-Electric -- 1.5%
        153,000     Consolidated Edison, Inc.                     6,923,250
        158,000     DQE                                           6,339,750
        146,740     Duke Energy Co.                               7,978,988
        159,600     Energy East Corp.                             4,149,600
        313,000     IPALCO Enterprises                            6,631,687
        185,300     Montana Power Co.                            13,063,650
         64,500     New Century Energies, Inc.                    2,503,406
         58,000     Nisource, Inc.                                1,497,125
        170,000     Texas Utilities Co.                           7,012,500
                                                             --------------
                                                                 56,099,956
                                                             --------------
Utilities-Telecommunications -- 12.3%
        702,800     Ameritech Corp.                              51,655,800
        850,453     AT & T Corp.                                 47,465,908
        310,000     Bell Atlantic Corp.                          20,266,250
        672,000     Cisco Systems, Inc.*                         43,302,000
        495,000     GTE Corp.                                    37,496,250
      1,066,900     Lucent Technologies, Inc.                    71,949,069
      1,005,608     MCI WorldCom, Inc.*                          86,545,139
        349,000     Nortel Networks Corp.                        30,297,563
         85,000     QUALCOMM, Inc.*                              12,197,500
        125,600     SBC Communications, Inc.                      7,284,800
        422,000     Sprint Corp.                                 22,286,875
        105,500     Sprint PCS*                                   6,026,687
        115,000     Vodafone Airtouch PLC                        22,655,000
                                                             --------------
                                                                459,428,841
                                                             --------------
TOTAL COMMON STOCKS
   (Cost $2,409,580,271)                                      3,561,002,681
                                                             --------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
54

------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
------------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
   $ 25,000,000     BTR Dunlop Finance, Inc.
                       5.75%, due 7/1/99                     $   25,000,000
     24,000,000     Rio Tinto America, Inc.
                       5.75%, due 7/1/99                         24,000,000
     25,000,000     Sonoco Products Co.
                       5.80%, due 7/1/99                         25,000,000
                                                             --------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $74,000,000)                                            74,000,000
                                                             --------------

----------------------------
REPURCHASE AGREEMENT -- 2.5%
----------------------------

   $ 94,119,000               State Street Bank & Trust Co.
                              repurchase agreement, dated
                              6/30/99, maturity value
                              $94,131,732 at 4.87%, due
                              7/1/99 (collateralized by
                              $2,165,000 Federal Farm Credit
                              Bank Notes, 4.62%, due 8/2/99,
                              by $23,465,000 Federal Home
                              Loan Mortgage Corp. Notes,
                              4.87%, due 7/12/99, by
                              $23,465,000 Federal National
                              Mortgage Assn. Notes, 5.25%,
                              due 1/15/03, by $23,465,000
                              Federal National Mortgage
                              Assn. Notes, 5.62%, due
                              3/15/01, and by $23,465,000
                              Federal National Mortgage
                              Assn. Notes, 6.59%, due
                              5/21/02)

                                                             $   94,119,000
                                                             --------------

TOTAL REPURCHASE AGREEMENT
(Cost $94,119,000)                                               94,119,000
                                                             --------------
TOTAL INVESTMENTS -- 99.8%
   (Cost $2,577,699,271)                                      3,729,121,681

CASH, RECEIVABLES AND OTHER
   ASSETS LESS LIABILITIES -- 0.2%                                7,175,361
                                                             --------------

NET ASSETS -- 100.0%                                         $3,736,297,042
                                                             ==============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)


ASSETS
   Investments, at market (cost $2,577,699,271)            $ 3,729,121,681
   Cash                                                                988
   Receivable for securities sold                               24,560,629
   Dividends receivable                                          2,339,301
   Receivable for fund shares sold                                 367,293
   Interest receivable                                              12,732
                                                           ---------------
   TOTAL ASSETS                                              3,756,402,624
                                                           ---------------

LIABILITIES
   Payable for securities purchased                             10,369,293
   Payable for fund shares redeemed                              4,668,382
   Accrued expenses                                                336,900
   Due to affiliates                                             4,731,007
                                                           ---------------
   TOTAL LIABILITIES                                            20,105,582
                                                           ---------------
     NET ASSETS                                            $ 3,736,297,042
                                                           ===============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                   $        72,088
   Additional paid-in capital                                2,295,077,577
   Undistributed net investment income                           1,352,119
   Accumulated net realized gain on investments                288,372,848
   Net unrealized appreciation of investments                1,151,422,410
                                                           ---------------
     NET ASSETS                                            $ 3,736,297,042
                                                           ===============

   Shares Outstanding -- $0.001 par value                       72,088,129
                                                           ---------------

NET ASSET VALUE PER SHARE                                  $         51.83
                                                           ===============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED
June 30, 1999 (Unaudited)

Investment Income:
    Dividends                                              $    16,203,295
    Interest                                                     3,038,560
    Less: Foreign tax withheld                                      (7,852)
                                                           ---------------
    Total Income                                                19,234,003
                                                           ---------------

Expenses:
    Investment advisory fees -- Note B                           9,020,458
    Custodian fees                                                 186,324
    Printing expense                                                87,305
    Legal fees                                                      21,750
    Registration fees                                               13,925
    Audit fees                                                       8,750
    Directors' fees -- Note B                                        6,250
    Other                                                              350
                                                           ---------------
    Total Expenses                                               9,345,112
    Net Investment Income                                        9,888,891
                                                           ---------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
    Net realized gain on investments                           288,375,087
    Net change in unrealized appreciation
      of investments                                            (3,613,260)
                                                           ---------------
    Net Realized and Unrealized Gain
      on Investments                                           284,761,827
                                                           ---------------
    Net Increase in Net Assets
      from Operations                                      $   294,650,718
                                                           ===============

                       See notes to financial statements.


--------------------------------------------------------------------------------
56

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Six Months           Year Ended
                                                                                           Ended         December 31,
                                                                                   June 30, 1999                 1998
                                                                                     (Unaudited)            (Audited)
                                                                                   ---------------     --------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                           $     9,888,891    $    32,273,803
   Net realized gain on investments                                                    288,375,087        372,509,200
   Net change in unrealized appreciation of investments                                 (3,613,260)       212,338,243
                                                                                   ---------------    ---------------
     Net Increase in Net Assets from Operations                                        294,650,718        617,121,246
                                                                                   ---------------    ---------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                                                (8,823,177)       (32,287,254)
   Net realized gain on investments                                                    (85,900,990)      (380,510,130)
                                                                                   ---------------    ---------------
     Total Dividends and Distributions to Shareholders                                 (94,724,167)      (412,797,384)
                                                                                   ---------------    ---------------

 From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital share transactions--Note G      (128,825,390)       238,685,174
                                                                                   ---------------    ---------------
     Net Increase in Net Assets                                                         71,101,161        443,009,036

 Net Assets:
   Beginning of period                                                               3,665,195,881      3,222,186,845
                                                                                   ---------------    ---------------
   End of period*                                                                  $ 3,736,297,042    $ 3,665,195,881
                                                                                   ===============    ===============

* Includes undistributed net investment income of:                                 $     1,352,119    $       286,405

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                  Six Months
                                     Ended                          Year Ended December 31, (Audited)
                                 June 30, 1999  ------------------------------------------------------------------------------
                                  (Unaudited)           1998           1997            1996           1995            1994
                                 ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $       49.08        $    46.05     $    38.59     $    34.72     $     27.33     $     29.00
                                 -------------        ----------     ----------     ----------     -----------     -----------
Income from investment
  operations:
  Net investment
    income ...................            0.14              0.47           0.52           0.53            0.44            0.40
  Net realized and
    unrealized gain/
    (loss) on investments ....            3.96              8.56          12.97           8.62            9.01           (0.77)
                                 -------------        ----------     ----------     ----------     -----------     -----------
  Net increase/(decrease)
    from investment
    operations ...............            4.10              9.03          13.49           9.15            9.45           (0.37)
                                 -------------        ----------     ----------     ----------     -----------     -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ......           (0.13)            (0.47)         (0.52)         (0.54)          (0.44)          (0.40)
  Net realized gain ..........           (1.22)            (5.53)         (5.51)         (4.74)          (1.62)          (0.90)
                                 -------------        ----------     ----------     ----------     -----------     -----------
  Total dividends and
    distributions ............           (1.35)            (6.00)         (6.03)         (5.28)          (2.06)          (1.30)
                                 -------------        ----------     ----------     ----------     -----------     -----------
Net asset value, end of
    period ...................   $       51.83        $    49.08     $    46.05     $    38.59     $     34.72     $     27.33
                                 -------------        ----------     ----------     ----------     -----------     -----------

Total return* ................            8.44%            19.86%         35.58%         26.90%          34.65%          (1.27)%
                                 -------------        ----------     ----------     ----------     -----------     -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..........   $   3,736,297        $3,665,196     $3,222,187     $2,226,728     $ 1,615,271     $ 1,038,991
  Ratio of expenses to
    average net assets .......            0.52%(a)          0.52%          0.52%          0.53%           0.53%           0.53%
  Ratio of net investment
    income to average net assets          0.55%(a)          0.95%          1.17%          1.50%           1.39%           1.49%
  Portfolio turnover
    rate .....................              33%               56%            51%            66%             78%             53%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------
58

--------------------------------------------------------------------------------

                      This page intentionally left blank.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30,1999 (Unaudited)

--------------------
ASSET BACKED -- 8.8%
--------------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
$  2,700,000     Amresco 1997-1 M1F
                   7.42% due 3/25/27                             $  2,687,769
   4,300,000     Arcadia Automobile Rec. Tr.
                   1999-A A5
                   6.12% due 12/15/06                               4,258,806
   5,500,000     Comed Transitional Funding Tr.
                   1998 A3
                   5.34% due 3/25/04                                5,395,555
   3,600,000     Contimortgage Home Equity Loan Tr.
                   1999-1 A3
                   6.17% due 5/25/21                                3,548,016
   3,200,000     Green Tree Finl. Corp.
                   1998-4 A5
                   6.18% due 12/1/17                                3,151,680
   4,300,000     Peco Energy Transition Tr.
                   1999-A A6
                   6.05% due 3/1/09                                 4,117,594
   2,900,000     Pemex Finance Ltd.
                   6.125% due 11/15/03+                             2,903,799
   4,798,000     Premier Auto Tr. 1997-2B
                   6.53% due 12/6/03                                4,822,902
                                                                 ------------
TOTAL ASSET BACKED
 (Cost $31,307,116)                                                30,886,121
                                                                 ------------

----------------------------------
COMMERCIAL MORTGAGE BACKED -- 4.9%
----------------------------------

$  3,700,000     Chase Coml. Mtg. Secs. Corp.
                   1998-1 A2
                   6.56% due 5/18/08                             $  3,617,120
   3,441,905     Comm 1999-1 A1
                   6.145% due 2/15/08                               3,373,033
   3,700,000     First Union Coml. Mtg. Tr.
                   1999-Cl A2
                   6.07% due 10/15/35                               3,485,844
   3,305,391     First Union Lehman Brothers
                   1998-Cl A1
                   6.28% due 6/18/07                                3,251,150
   3,483,540     Heller Finl. Coml. Mtg. Asset Co.
                   1999-PH1 A1
                   6.50% due 2/15/08                                3,451,770
                                                                 ------------
TOTAL COMMERCIAL MORTGAGE BACKED
         (Cost $17,663,848)                                        17,178,917
                                                                 ------------

------------------------
CORPORATE BONDS -- 43.2%
------------------------

Automotive -- 1.9%
$  3,500,000     Ford Motor Co.
                   6.375% due 2/1/29                             $  3,040,951
   3,700,000     Ford Motor Credit Co.
                   5.75% due 2/23/04                                3,564,650
                                                                 ------------
                                                                    6,605,601
                                                                 ------------
Banks -- 3.0%
   3,600,000    Capital One Bank
                  6.48% due 1/28/02                                 3,568,612
   3,500,000    Citicorp
                  6.375% due 11/15/08                               3,324,839
   3,600,000    Korea Dev. Bank
                  7.125% due 9/7/01                                 3,589,729
                                                                 ------------
                                                                   10,483,180
                                                                 ------------
Building Products -- 0.4%
   1,700,000    Lafarge Corp.
                  6.375% due 7/15/05                                1,656,177
                                                                 ------------
Chemicals-Major -- 2.0%
   3,500,000    ICI Wilmington,Inc.
                  6.75% due 9/15/02                                 3,496,903
   3,500,000    Rohm & Haas
                  7.85% due 7/15/29                                 3,497,445
                                                                 ------------
                                                                    6,994,348
                                                                 ------------
Entertainment -- 2.7%
   3,500,000    Time Warner,Inc.
                  6.95% due 1/15/28                                 3,235,824
   7,100,000    Time Warner,Inc.
                  6.625% due 5/15/29                                6,254,319
                                                                 ------------
                                                                    9,490,143
                                                                 ------------
Fertilizer -- 1.0%
   3,600,000    IMC Global
                  7.40% due 11/1/02                                 3,653,240
                                                                 ------------
Financial-Other -- 4.9%
   3,500,000    Donaldson Lufkin & Jenrette
                  Sec. Corp.
                  6.11% due 5/15/01                                 3,481,937
   3,600,000    Lehman Brothers Hldgs.,Inc.
                  6.625% due 4/1/04                                 3,512,545
   7,000,000    Lehman Brothers Hldgs.,Inc.
                  6.00% due 2/26/01                                 6,915,958
   3,500,000    Paine Webber Group,Inc.
                  6.45% due 12/1/03                                 3,425,012
                                                                 ------------
                                                                   17,335,452
                                                                 ------------
Food and Beverage -- 7.6%
   3,500,000    Kroger Co.
                  6.80% due 12/15/18                                3,189,309
   3,500,000    Fred Meyer,Inc.
                  7.45% due 3/1/08                                  3,522,176
   3,500,000    Pepsi Bottling Group,Inc.
                  7.00% due 3/1/29                                  3,271,754
   3,250,000    Safeway,Inc.
                  5.875% due 11/15/01                               3,200,324
   3,200,000    Joseph E. Seagram & Sons,Inc.
                  7.60% due 12/15/28                                3,086,522
   3,500,000    Joseph E. Seagram & Sons,Inc.
                  6.40% due 12/15/03                                3,444,147

                       See notes to financial statements.

+ Rule 144A restricted security.
--------------------------------------------------------------------------------
60

--------------------------------------------------------------------------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
$  7,200,000    Joseph E. Seagram & Sons,Inc.
                    6.25% due 12/15/01                           $  7,145,402
                                                                 ------------
                                                                   26,859,634
                                                                 ------------
Homebuilders -- 1.0%
   3,500,000    Marlin Water Trust/Cap.+
                  7.09% due 12/15/01                                3,514,518
                                                                 ------------
Hospital-Supplies -- 1.0%
   3,500,000    Mallinckrodt,Inc.+
                  6.30% due 3/15/11                                 3,456,555
                                                                 ------------
Insurance -- 1.0%
   3,500,000    Conseco,Inc.
                  6.40% due 6/15/01                                 3,420,165
                                                                 ------------
Merchandising-Department Stores -- 2.1%
   3,750,000    Federated Department
                  Stores,Inc.
                  6.125% due 9/1/01                                 3,724,552
   3,600,000    Saks,Inc.
                  7.25% due 12/1/04                                 3,607,571
                                                                 ------------
                                                                    7,332,123
                                                                 ------------
Merchandising-Drugs -- 1.0%
   3,500,000    Rite Aid Corp.
                  6.70% due 12/15/01                                3,484,876
                                                                 ------------
Merchandising-Mass -- 1.9%
   2,500,000    Aramark Svcs.,Inc.
                  6.75% due 8/1/04                                  3,395,837
   3,400,000    Wal Mart Stores,Inc.
                  8.75% due 12/29/06                                3,464,940
                                                                 ------------
                                                                    6,860,777
                                                                 ------------
Miscellaneous-Capital Goods -- 1.4%
   5,000,000    Ikon Capital,Inc.
                  6.73% due 6/15/01                                 4,954,290
                                                                 ------------
Miscellaneous-Financial -- 1.0%
   3,500,000    Comdisco,Inc.
                  6.13% due 8/1/01                                  3,469,599
                                                                 ------------
Oil-Integrated Domestic -- 2.9%
   3,600,000    Occidental Petroleum Corp.
                  8.45% due 2/15/29                                 3,751,189
   3,000,000    Occidental Petroleum Corp.
                  7.65% due 2/15/06                                 3,018,984
   3,500,000    Occidental Petroleum Corp.
                  7.375% due 11/15/08                               3,446,471
                                                                 ------------
                                                                   10,216,644
                                                                 ------------
Pollution Controls -- 1.0%
   3,500,000    USA Waste Svcs.,Inc.
                  6.125% due 7/15/01                                3,476,518
                                                                 ------------
Railroads -- 1.9%
   3,600,000    CSX Corp.
                  7.25% due 5/1/04                                  3,651,070
   3,500,000    Union Pacific Corp.
                  6.625% due 2/1/29                                 3,066,059
                                                                 ------------
                                                                    6,717,129
                                                                 ------------
Telecommunications -- 1.8%
   3,500,000    AT & T Corp.
                  6.50% due 3/15/29                                 3,147,851
   3,500,000    Lucent Technologies,Inc.
                  6.45% due 3/15/29                                 3,198,132
                                                                 ------------
                                                                    6,345,983
                                                                 ------------
Utilities-Electric -- 1.7%
   2,500,000    Cinergy Corp.
                  6.125% due 4/15/04                                2,429,572
   3,600,000    Niagara Mohawk Power Corp.
                  6.875% due 3/1/01                                 3,629,621
                                                                 ------------
                                                                    6,059,193
                                                                 ------------
TOTAL CORPORATE BONDS
  (Cost $156,451,951)                                             152,386,145
                                                                 ------------

------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.6%
------------------------------------------

$  5,749,319    GE Capital Mortgage Svcs.,Inc.
                  1996-3A7 7.00% due 3/25/26
  (Cost $5,757,306)                                              $  5,695,109
                                                                 ------------

-------------------------------
MORTGAGE PASS-THROUGHS -- 24.1%
-------------------------------

                       FHLMC
$ 15,300,000    6.50%,(30 yr. TBA)(a)                            $ 14,797,976
     753,473    7.00%,8/1/08                                          758,438

                       FNMA
  13,000,000    6.50%,(30 yr. TBA)(a)                              12,565,306
  24,900,000    7.00%,(30 yr. TBA)(a)                              24,635,438
  10,000,000    7.50%,(30 yr. TBA)(a)                              10,100,000
   6,227,838    6.00%,1/1/29                                        5,864,319
     704,310    6.50%,9/1/12                                          694,936
   6,241,554    6.50%,2013                                          6,157,417
   4,426,921    6.50%,11/1/28                                       4,284,861
     647,537    8.00%,6/1/08                                          666,186
       5,241    8.25%,1/1/09                                            5,517
     284,520    8.50%,8/1/09                                          297,625

                       GNMA
   4,490,857    6.50%,2029                                          4,329,052
       1,980    11.50%,7/20/00                                          2,017
                                                                 ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $86,915,360)                                               85,159,088
                                                                 ------------

------------------------
U.S. GOVERNMENT -- 15.4%
------------------------

                               U.S. Treasury Bonds
$  7,500,000     5.25%,11/15/28                                  $  6,637,500
   2,500,000     6.625%,2/15/27                                     2,632,032

                               U.S. Treasury Notes
   6,550,000     5.25%,5/15/04                                      6,435,375
   7,250,000     5.50%,5/15/09                                      7,080,082
   3,000,000     5.625%,5/15/08                                     2,938,125

                       See notes to financial statements.

+ Rule 144A restricted security.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30,1999 (Unaudited)(Continued)

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
$  7,650,000     6.00%,7/31/02                                   $  7,726,500
   5,500,000     6.125%,8/15/07                                     5,560,159
   1,500,000     6.25%,6/30/02                                      1,523,907
  10,000,000     6.50%,8/15/05                                     10,309,380
   3,400,000     6.625%,4/30/02                                     3,485,000
                                                                 ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $54,813,071)                                               54,328,060
                                                                 ------------

-------------------------
COMMERCIAL PAPER -- 19.4%
-------------------------

Automotive -- 2.9%
$ 10,119,000    General Motors Acceptance Corp.
                  5.10% due 8/16/99(a)                           $ 10,071,694
                                                                 ------------
Banks -- 1.5%
   5,190,000    Dresdner US Finance
                  4.86% due 7/14/99(a)                              5,180,892
                                                                 ------------
Conglomerates -- 1.4%
   5,000,000    BTR Dunlop Finance,Inc.
                  4.86% due 7/14/99(a)                              4,991,225
                                                                 ------------
Financial -- 4.3%
   6,498,000    Associates Corp. of North America
                  4.83% due 7/14/99(a)                              6,486,666
   4,647,000    Goldman Sachs Group LP
                  4.82% due 7/14/99(a)                              4,638,912
   4,000,000    Lehman Brothers Hldgs.,Inc.
                  4.90% due 7/14/99(a)                              3,992,922
                                                                 ------------
                                                                   15,118,500
                                                                 ------------
Food and Beverage -- 2.5%
   8,827,000    Cadbury Schweppes Money Mgt. PLC
                  5.80% due 7/1/99(b)                               8,827,000
                                                                 ------------
Mining -- 3.5%
  12,565,000    Rio Tinto America,Inc.
                  5.00% due 7/14/99(a)                             12,542,313
                                                                 ------------
Telecommunications -- 3.3%
  11,800,000    Lucent Technologies,Inc.
                  4.81% due 7/14/99(a)                             11,779,504
                                                                 ------------
TOTAL COMMERCIAL PAPER
  (Cost $68,511,128)                                               68,511,128
                                                                 ------------

----------------------------
REPURCHASE AGREEMENT -- 4.9%
----------------------------

$ 17,222,000    State Street Bank & Trust Co.
                repurchase agreement,
                dated 6/30/99,maturity
                value $17,224,330 at 4.87%,
                due 7/1/99 (collateralized by
                $3,290,000 Federal Home Loan
                Bank Notes,5.125%,due 10/15/03,
                by $9,185,000 Federal National
                Mortgage Assn. Notes,6.08%,due
                5/10/04,and by $5,105,000
                Federal Home Loan Bank Notes,
                6.13%,due 5/10/04                                $ 17,222,000
                                                                 ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $17,222,000)                                               17,222,000
                                                                 ------------

TOTAL INVESTMENTS -- 122.3%
  (Cost $438,641,780)                                             431,366,568
                                                                 ------------

PAYABLES FOR REVERSE REPURCHASE
  AGREEMENTS(b) -- (2.5%)                                          (8,825,000)

PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY
  SECURITIES(a) -- (17.6%)                                        (62,098,720)

LIABLITIES IN EXCESS OF CASH,RECEIVABLES
  AND OTHER ASSETS -- (2.2%)                                       (7,881,576)
                                                                 ------------

NET ASSETS -- 100.0%                                             $352,561,272
                                                                 ============

(a) Commercial paper with the total amount of $59,684,128 is segregated to cover forward mortgage purchases.
(b) Commercial paper in the amount of $8,827,000 is segregated to cover reverse repurchase agreements.

                       See notes to financial statements.

--------------------------------------------------------------------------------
62

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
  Investments, at market (cost $438,641,780)                      $ 431,366,568
  Cash                                                                    1,342
  Receivable for securities sold                                     18,776,095
  Interest receivable                                                 3,698,679
  Receivable for fund shares sold                                           770
                                                                  -------------
  TOTAL ASSETS                                                      453,843,454
                                                                  =============

LIABILITIES
  Payable for forward mortgage
    securities -- Note E                                             62,098,720
  Payable for securities purchased                                   29,611,861
  Payable for reverse repurchase
    agreements -- Note D                                              8,825,000
  Payable for fund shares redeemed                                      211,984
  Accrued expenses                                                       43,471
  Due to affiliates                                                     491,146
                                                                  -------------
  TOTAL LIABILITIES                                                 101,282,182
                                                                  -------------
    NET ASSETS                                                    $ 352,561,272
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   3,001,702
  Additional paid-in capital                                        359,046,897
  Undistributed net investment income                                 1,797,106
  Accumulated net realized loss on investments                       (4,009,221)
  Net unrealized depreciation of investments                         (7,275,212)
                                                                  -------------
    NET ASSETS                                                    $ 352,561,272
                                                                  =============

  Shares Outstanding -- $0.10 par value                              30,017,017
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       11.75
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
  Interest                                                        $  10,944,672
                                                                  -------------

Expenses:
  Investment advisory fees -- Note B                                    912,934
  Custodian fees                                                         51,926
  Printing expense                                                       22,131
  Interest expense -- reverse repurchase
    agreements                                                           15,471
  Audit fees                                                              8,750
  Directors' fees -- Note B                                               6,250
  Legal fees                                                              1,492
  Registration fees                                                       1,326
  Other                                                                     350
                                                                  -------------
  Total Expenses                                                      1,020,630
                                                                  -------------
  Net Investment Income                                               9,924,042
                                                                  =============

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
  Net realized loss on investments                                   (3,808,421)
  Net change in unrealized appreciation
    of investments                                                  (11,009,297)
                                                                  -------------
Net Realized and Unrealized Loss
  on Investments                                                    (14,817,718)
                                                                  -------------
Net Decrease in Net Assets
  from Operations                                                 $  (4,893,676)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months        Year Ended
                                                                    Ended      December 31,
                                                            June 30, 1999              1998
                                                              (Unaudited)         (Audited)
                                                            -------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                     $   9,924,042    $  20,326,792
   Net realized gain/(loss) on investments                      (3,808,421)       7,360,219
   Net change in unrealized appreciation of investments        (11,009,297)         676,254
                                                             -------------    -------------
     Net Increase/(Decrease) in Net Assets from Operations      (4,893,676)      28,363,265
                                                             -------------    -------------
 Dividends and Distributions to Shareholders from:
   Net investment income                                        (8,310,258)     (20,238,880)
   Net realized gain on investments                               (965,081)      (4,804,462)
                                                             -------------    -------------
     Total Dividends and Distributions to Shareholders          (9,275,339)     (25,043,342)
                                                             -------------    -------------

 From Capital Share Transactions:
   Net increase/(decrease) in net assets from
     capital share transactions -- Note G                      (14,656,808)      22,655,261
                                                             -------------    -------------
     Net Increase/(Decrease) in Net Assets                     (28,825,823)      25,975,184

 Net Assets:
   Beginning of period                                         381,387,095      355,411,911
                                                             -------------    -------------
   End of period*                                            $ 352,561,272    $ 381,387,095
                                                             =============    =============

* Includes undistributed net investment income of:           $   1,797,106    $     183,322

                       See notes to financial statements.


--------------------------------------------------------------------------------
64

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                    Six Months
                                       Ended                           Year Ended December 31, (Audited)
                                   June 30, 1999   -------------------------------------------------------------------------------
                                    (Unaudited)            1998            1997            1996            1995            1994
                                    ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $     12.23        $     12.11     $     11.83     $     12.25     $     11.08     $     12.24
                                    -----------        -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
  Net investment
    income ......................          0.34               0.69            0.75            0.76            0.76            0.40
  Net realized and unrealized
    gain/(loss)
    on investments ..............         (0.51)              0.28            0.29           (0.42)           1.17           (0.82)
                                    -----------        -----------     -----------     -----------     -----------     -----------
  Net increase/(decrease)
    from investment operations ..         (0.17)              0.97            1.04            0.34            1.93           (0.42)
                                    -----------        -----------     -----------     -----------     -----------     -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income .........         (0.28)             (0.69)          (0.76)          (0.76)          (0.76)          (0.68)
  Net realized gain .............         (0.03)             (0.16)             --              --              --           (0.06)
                                    -----------        -----------     -----------     -----------     -----------     -----------
  Total dividends and
    distributions ...............         (0.31)             (0.85)          (0.76)          (0.76)          (0.76)          (0.74)
                                    -----------        -----------     -----------     -----------     -----------     -----------
Net asset value, end of
  period ........................   $     11.75        $     12.23     $     12.11     $     11.83     $     12.25     $     11.08
                                    -----------        -----------     -----------     -----------     -----------     -----------

Total return* ...................         (1.41)%             8.10%           8.99%           2.88%          17.59%          (3.45)%
                                    -----------        -----------     -----------     -----------     -----------     -----------

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .............   $   352,561        $   381,387     $   355,412     $   354,433     $   374,462     $   308,978
  Ratio of expenses to
    average net assets ..........          0.56%(a)           0.67%           0.59%           0.54%           0.54%           0.54%
  Ratio of expenses (excluding
    interest expense)
    to average net assets .......          0.55%(a)           0.55%           0.55%            N/A             N/A             N/A
  Ratio of net investment
    income to average net assets           5.44%(a)           5.51%           6.15%           6.12%           6.43%           5.69%
  Portfolio turnover rate .......           150%               287%            340%            188%            298%            311%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

COMMERCIAL PAPER -- 98.9%
-------------------------

Principal
Amount                                                               Value
--------------------------------------------------------------------------

FINANCIAL -- 19.7%
Bank Holding Companies -- 4.5%
   $ 20,000,000     J.P. Morgan & Co., Inc.
                       4.91% due 9/15/99                     $  19,792,689
                                                             -------------
Finance Companies -- 15.2%
     20,000,000     Associates First Capital
                       4.84% due 7/22/99                        19,943,533
     21,000,000     Bear Stearns Cos., Inc.
                       4.83% due 7/12/99                        20,969,008
      6,500,000     Lehman Brothers Hldgs., Inc.
                       5.587% due 7/29/99                        6,500,000
     20,000,000     USAA Capital Corp.
                       5.00% due 7/26/99                        19,930,557
                                                             -------------
                                                                67,343,098
                                                             -------------
                    Total Financial                             87,135,787
                                                             -------------
INDUSTRIAL  -- 79.2%
Automotive -- 13.8%
     20,000,000     DaimlerChrysler N.A. Hldgs. Corp.
                       4.90% due 7/23/99                        19,940,111
     20,000,000     Ford Motor Credit Co.
                       4.83% due 7/9/99                         19,978,533
     21,000,000     General Motors Acceptance Corp.
                       4.80% due 7/13/99                        20,966,400
                                                             -------------
                                                                60,885,044
                                                             -------------
Beverages -- 4.1%
     18,000,000     Coca Cola Co.
                       4.76% due 7/2/99                         17,997,620
                                                             -------------
Computer Systems -- 4.5%
     20,000,000     IBM Credit Corp.
                       4.83% due 7/19/99                        19,951,700
                                                             -------------
Conglomerates -- 9.0%
     20,000,000     BTR Dunlop Fin., Inc.
                       4.81% due 7/8/99                         19,981,294
     20,000,000     General Electric Cap. Corp.
                       4.86% due 8/2/99                         19,913,600
                                                             -------------
                                                                39,894,894
                                                             -------------
Containers-Metals and Plastics -- 5.0%
     22,000,000     Sonoco Products Co.
                       5.80% due 7/1/99                         22,000,000
                                                             -------------
Drugs -- 4.5%
     20,000,000     Pfizer, Inc.
                       4.88% due 7/15/99                        19,962,045
                                                             -------------
Machinery and Equipment -- 5.9%
      5,000,000     John Deere Capital
                       5.02% due 7/23/99                         4,984,661
      8,000,000     John Deere Credit Group PLC
                       4.82% due 7/6/99                          7,994,644
     13,360,000     Xerox Capital Europe PLC
                       5.00% due 7/27/99                        13,311,756
                                                             -------------
                                                                26,291,061
                                                             -------------
Metals -- 8.8%
   $ 18,000,000     Alcoa, Inc.
                       4.84% due 8/4/99                         17,917,720
     21,000,000     Rio Tinto America, Inc.
                       4.81% due 7/14/99                        20,963,524
                                                             -------------
                                                                38,881,244
                                                             -------------
Oil and Gas Services -- 1.6%
      7,500,000     Motiva Enterprises
                       5.04% due 8/5/99                          7,463,250
                                                             -------------
Oil-Integrated-International -- 4.5%
     20,000,000     Shell Oil Co.
                       4.85% due 8/3/99                         19,911,083
                                                             -------------
Telecommunications -- 8.7%
     20,500,000     Ameritech Capital Fdg. Corp.
                       4.97% due 7/21/99                        20,443,397
     18,000,000     Telstra Corp. Ltd.
                       5.05% due 8/19/99                        17,876,275
                                                             -------------
                                                                38,319,672
                                                             -------------
Utilities-Electric -- 8.8%
     20,000,000     FPL Group Capital, Inc.
                       5.00% due 7/6/99                         19,986,111
     19,000,000     Virginia Electric & Power Co.
                       4.84% due 7/7/99                         18,984,673
                                                             -------------
                                                                38,970,784
                                                             -------------
                    Total Industrial                           350,528,397
                                                             -------------
TOTAL COMMERCIAL PAPER
   (Cost $437,664,184)                                         437,664,184
                                                             -------------

----------------------------
REPURCHASE AGREEMENT -- 2.0%
----------------------------

     $ 8,924,000    State Street Bank & Trust Co.
                    repurchase agreement, dated
                    6/30/99, maturity value
                    $8,925,207 at 4.87% due
                    7/1/99 (collateralized by
                    $9,105,000 Federal Home Loan
                    Bank Notes, 6.13% due 5/10/04)            $  8,924,000
                                                             -------------
TOTAL REPURCHASE AGREEMENT
   (Cost $8,924,000)                                             8,924,000
                                                             -------------

TOTAL INVESTMENTS -- 100.9%
   (Cost $446,588,184)                                         446,588,184

LIABILITIES IN EXCESS OF CASH,
   RECEIVABLES AND OTHER
     ASSETS -- (0.9%)                                           (3,965,198)
                                                             -------------


NET ASSETS -- 100.0%                                         $ 442,622,986
                                                             =============

                       See notes to financial statements.


--------------------------------------------------------------------------------
66

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
  Investments, at market (cost $446,588,184)                        $446,588,184
  Cash                                                                       174
  Receivable for fund shares sold                                         87,040
  Interest receivable                                                      3,225
                                                                    ------------
  TOTAL ASSETS                                                       446,678,623
                                                                    ------------

LIABILITIES
  Payable for fund shares redeemed                                     3,408,711
  Accrued expenses                                                        59,521
  Due to affiliates                                                      587,405
                                                                    ------------
  TOTAL LIABILITIES                                                    4,055,637
                                                                    ------------
    NET ASSETS                                                      $442,622,986
                                                                    ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                             $  4,426,230
  Additional paid-in capital                                         438,196,756
                                                                    ------------
    NET ASSETS                                                      $442,622,986
                                                                    ============

  Shares Outstanding -- $0.10 par value                               44,262,299
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      10.00
                                                                    ============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
  Interest                                                          $ 10,709,749
                                                                    ------------

Expenses:
  Investment advisory fees -- Note B                                   1,080,809
  Custodian fees                                                          42,750
  Printing expense                                                        10,182
  Audit fees                                                               8,500
  Directors' fees -- Note B                                                6,250
  Legal fees                                                               2,050
  Registration fees                                                        1,000
  Other                                                                      350
                                                                    ------------
  Total Expenses                                                       1,151,891
                                                                    ------------

Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                                      $  9,557,858
                                                                    ============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Six Months        Year Ended
                                                        Ended      December 31,
                                                June 30, 1999              1998
                                                  (Unaudited)         (Audited)
                                                  -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                          $   9,557,858   $  20,633,220
                                                  -------------   -------------
     Net Increase in Net Assets from Operations       9,557,858      20,633,220
                                                  -------------   -------------
 Dividends to Shareholders from:
   Net investment income                             (9,557,858)    (20,633,220)
                                                  -------------   -------------
 From Capital Share Transactions:
   Net increase in net assets from
     capital share transactions -- Note G            23,140,332      51,360,205
                                                  -------------   -------------
     Net Increase in Net Assets                      23,140,332      51,360,205

 Net Assets:
   Beginning of period                              419,482,654     368,122,449
                                                  -------------   -------------
   End of period                                  $ 442,622,986   $ 419,482,654
                                                  =============   =============

                       See notes to financial statements.


--------------------------------------------------------------------------------
68

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                  Six Months
                                     Ended                           Year Ended December 31, (Audited)
                                 June 30, 1999   -------------------------------------------------------------------------------
                                  (Unaudited)            1998            1997            1996            1995            1994
                                  ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........   $     10.00        $     10.00     $     10.00     $     10.00     $     10.00     $     10.00
                                   -----------        -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
  Net investment
    income .....................          0.22               0.50            0.50            0.49            0.54            0.38

Dividends to
  Shareholders from:
  Net investment income ........         (0.22)             (0.50)          (0.50)          (0.49)          (0.54)          (0.38)
                                   -----------        -----------     -----------     -----------     -----------     -----------

Net asset value, end of
  period .......................   $     10.00        $     10.00     $     10.00     $     10.00     $     10.00     $     10.00
                                   -----------        -----------     -----------     -----------     -----------     -----------

Total return* ..................          2.21%              5.10%           5.14%           4.98%           5.52%           3.82%
                                   -----------        -----------     -----------     -----------     -----------     -----------

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ............   $   442,623        $   419,483     $   368,122     $   378,322     $   356,820     $   386,986
  Ratio of expenses to
    average net assets                    0.53%(a)           0.53%           0.54%           0.54%           0.54%           0.54%
  Ratio of net investment
    income to average net assets          4.42%(a)           4.99%           5.02%           4.86%           5.39%           3.81%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

---------------------------------------------
Note A - Organization and Accounting Policies
---------------------------------------------

      The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act).

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These


--------------------------------------------------------------------------------
70

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

      All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
-----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the six months ended June 30, 1999.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

------------------------------
Note C - Repurchase Agreements
------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agremeents with each Fund.

--------------------------------------
Note D - Reverse Repurchase Agreements
--------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the six months ended June 30, 1999 amounted to $15,471.

      Information regarding transactions by GBF under reverse repurchase agreement is as follows:

   Face                                                                Market
   Value                                                               Value
   -----                                                               -----
$8,825,000    Reverse Repurchase Agreement with Lehman Brothers,
              Inc., 5.80% dated 6/30/99, to be repurchased at
              $8,826,054 on 7/1/99 ..............................   $ 8,825,000
              Average amount outstanding during the period ......   $ 2,766,901
              Weighted average interest rate during the period ..          1.18%

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of de livery by different pools of mortgages with different prepayment histories than those securities sold. Dur ing the period between the sale and repurchase, the Fund will not be entitled to receive interest and prin cipal payments on the securities sold. Dollar roll trans actions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them.

--------------------------------
Note F - Investment Transactions
--------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1999 were as follows:

                                                     GSF               GBF
                                                     ---               ---
Purchases ................................      $1,164,620,505    $ 541,265,586
Proceeds .................................      $1,367,976,179    $ 533,387,965

   The cost of investments owned at June 30, 1999 for federal income tax purposes was the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 1999 for GSF and GBF were as follows:

                                                     GSF               GBF
                                                     ---               ---
Gross Appreciation........................      $1,195,799,924    $     282,828
Gross Depreciation........................         (44,377,514)      (7,558,040)
                                                --------------    -------------
  Net Unrealized Appreciation/(Depreciation)    $1,151,422,410    $  (7,275,212)
                                                ==============    =============


--------------------------------------------------------------------------------
72

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

--------------------------------------
Note G - Transactions in Capital Stock
--------------------------------------

      There are 400,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares and Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for GBF and GCF. Transactions in capital stock were as follows:

                                  Six Months Ended       Year Ended   Six Months Ended       Year Ended
                                          June 30,     December 31,           June 30,     December 31,
                                              1999             1998               1999             1998
                                       (Unaudited)        (Audited)        (Unaudited)        (Audited)
--------------------------------------------------------------------------------------------------------
                                                Shares                             Amount
--------------------------------------------------------------------------------------------------------
o  The Guardian Stock Fund, Inc.
Shares sold                              2,237,910        7,866,954      $ 112,581,066    $ 380,142,286
Shares issued in reinvestment of
  dividends and distributions            1,892,590        8,374,382         94,724,167      412,797,384
Shares repurchased                      (6,713,544)     (11,538,716)      (336,130,623)    (554,254,496)
--------------------------------------------------------------------------------------------------------
  Net increase/(decrease)               (2,583,044)       4,702,620      $(128,825,390)   $ 238,685,174
--------------------------------------------------------------------------------------------------------

o The Guardian Bond Fund, Inc.
Shares sold                              2,403,044        6,974,815      $  29,259,135    $  87,077,087
Shares issued in reinvestment of
  dividends and distributions              794,802        2,050,219          9,275,339       25,043,342
Shares repurchased                      (4,373,961)      (7,180,997)       (53,191,282)     (89,465,168)
--------------------------------------------------------------------------------------------------------
  Net increase/(decrease)               (1,176,115)       1,844,037      $ (14,656,808)   $  22,655,261
--------------------------------------------------------------------------------------------------------

o The Guardian Cash Fund, Inc.

Shares sold                             18,094,877       45,585,640      $ 180,948,763    $ 455,856,396
Shares issued in reinvestment of
  dividends                                955,786        2,063,322          9,557,858       20,633,220
Shares repurchased                     (16,736,629)     (42,512,942)      (167,366,289)    (425,129,411)
--------------------------------------------------------------------------------------------------------
  Net increase                           2,314,034        5,136,020      $  23,140,332    $  51,360,205
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

----------------------
COMMON STOCKS -- 93.1%
----------------------

                                                                               Market
  Shares                                                      Cost             Value
---------------------------------------------------------------------------------------
Agriculture -- 1.2%
    88,550     Archer-Daniels-Midland Co.                 $  1,559,531     $  1,366,991
    20,000     Pioneer Hi-Bred International Inc.              745,656          778,750
                                                          ------------     ------------
                                                             2,305,187        2,145,741
                                                          ------------     ------------
Automotive: Parts and Accessories -- 4.6%
    25,000     Dana Corp.                                      973,523        1,151,562
    60,000     GenCorp Inc.                                  1,000,144        1,515,000
    65,000     Modine Manufacturing Co.                      2,227,786        2,116,562
    58,600     Standard Motor Products Inc.                  1,292,143        1,435,700
    20,000     Superior Industries International Inc.          509,781          546,250
    22,000     TransPro Inc.                                   182,531          115,500
    60,000     Wynn's International Inc.                       719,079        1,106,250
                                                          ------------     ------------
                                                             6,904,987        7,986,824
                                                          ------------     ------------
Aviation: Parts and Services -- 2.2%
    18,000     AAR Corp.                                       250,688          408,375
     5,000     Aviall Inc.                                      75,250           94,063
    38,000     Barnes Group Inc.                               962,421          826,500
    16,000     Curtiss-Wright Corp.                            470,869          622,000
    75,000     Fairchild Corp., Cl. A                        1,499,850          956,250
     7,500     Hi-Shear Industries Inc.                         21,717           19,336
    22,000     Kaman Corp., Cl. A                              315,843          345,125
    15,000     Moog Inc., Cl. A +                              404,750          515,625
                                                          ------------     ------------
                                                             4,001,388        3,787,274
                                                          ------------     ------------
Broadcasting -- 5.5%
    70,000     Ackerley Communications Inc.                    598,717        1,273,125
    50,482     Chris-Craft Industries Inc.                   2,107,887        2,378,964
    18,000     Gray Communications Systems Inc.                326,825          360,000
    80,000     Gray Communications Systems Inc., Cl. B       1,015,412        1,130,000
    15,000     Hearst-Argyle Television Inc.+                  285,505          360,000
    41,000     Liberty Corp.                                 2,035,802        2,234,500
    17,500     United Television Inc.                        1,496,314        1,835,312
                                                          ------------     ------------
                                                             7,866,462        9,571,901
                                                          ------------     ------------
Building and Construction -- 0.6%
    35,500     Nortek Inc.                                   1,035,180        1,111,594
                                                          ------------     ------------
Business Services -- 1.5%
    35,000     Cendant Corp. +                                 498,400          717,500
    37,000     Nashua Corp. +                                  526,796          365,375
    50,000     Rental Service Corp. +                        1,430,625        1,431,250
                                                          ------------     ------------
                                                             2,455,821        2,514,125
                                                          ------------     ------------
Cable -- 6.9%
   102,000     Cablevision Systems Corp., Cl. A +              954,257        7,140,000
    60,000     MediaOne Group Inc.                           1,847,623        4,462,500
     5,000     United International Holdings Inc., Cl. A+       72,961          338,125
                                                          ------------     ------------
                                                             2,874,841       11,940,625
                                                          ------------     ------------
Computer Software and Services -- 0.1%
    20,000     Tyler Technologies Inc.                          43,700          137,500
                                                          ------------     ------------
Consumer Products -- 3.1%
   103,000     Carter-Wallace Inc.                           1,656,703        1,873,313
    40,000     Gallaher Group plc                              831,545          977,500
    93,000     General Cigar Holdings Inc. +                   908,460          726,563
    18,000     General Cigar
Holdings Inc., Cl. B (a)                                       164,173          140,625
    35,000     General Housewares Corp.                        365,088          680,313
    25,000     National Presto Industries Inc.                 964,266          956,250
                                                          ------------     ------------
                                                             4,890,235        5,354,564
                                                          ------------     ------------
Consumer Services -- 1.8%
   200,000     Rollins Inc.                                  3,862,912        3,187,500
                                                          ------------     ------------
Diversified Industrial -- 2.3%
    40,000     Ampco-Pittsburgh Corp.                          639,125          512,500
     7,000     Crane Co.                                       108,711          220,063
    40,000     GATX Corp.                                    1,147,578        1,522,500
    58,000     Katy Industries Inc.                            848,600          754,000
    26,000     Tenneco Inc.                                    781,403          620,750
    60,000     WHX Corp.                                       704,419          393,750
                                                          ------------     ------------
                                                             4,229,836        4,023,563
                                                          ------------     ------------
Energy and Utilities -- 3.9%
     4,000     Cilcorp Inc.                                    241,950          250,000
   200,000     Citizens Utilities Co., Cl. B                 1,985,251        2,225,000
    30,000     Eastern Enterprises                           1,123,188        1,192,500
    20,000     El Paso Electric Co. +                          167,375          178,750
     7,400     Florida Public Utilities Co.                    118,270          139,675
    90,000     Kaneb Services Inc. +                           274,500          382,500
     7,000     New England Electric System                     337,864          350,875
    65,000     PennzEnergy Co. +                             1,140,013        1,084,688
    20,000     Southwest Gas Corp.                             522,646          572,500
     3,000     TNP Enterprises Inc.                            114,206          108,750
    12,000     Wicor Inc.                                      337,425          335,250
                                                          ------------     ------------
                                                             6,362,688        6,820,488
                                                          ------------     ------------

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
74

--------------------------------------------------------------------------------

                                                                               Market
  Shares                                                      Cost             Value
---------------------------------------------------------------------------------------
Entertainment -- 12.8%
    80,000     Ascent Entertainment Group Inc.+           $    887,965     $  1,130,000
    25,000     Fisher Companies Inc.                         1,691,606        1,575,000
    20,000     Florida Panthers Holdings Inc. +                186,626          213,750
    40,000     GC Companies Inc. +                           1,588,242        1,430,000
   200,000     Liberty Media Group, Cl. A +                  1,309,226        7,350,000
    38,000     Time Warner Inc.                                773,919        2,793,000
    75,000     USA Networks Inc. +                           1,063,546        3,009,375
   108,000     Viacom Inc., Cl. A +                          1,786,631        4,765,500
                                                          ------------     ------------
                                                             9,287,761       22,266,625
                                                          ------------     ------------
Environmental Services -- 0.1%
    51,000     EnviroSource Inc. +                             353,095          108,375
                                                          ------------     ------------
Equipment and Supplies -- 9.7%
    35,000     AMETEK Inc.                                     633,686          805,000
    21,000     Belden Inc.                                     400,562          502,687
     5,000     Case Corp.                                      244,646          240,625
    38,000     CLARCOR Inc.                                    723,141          729,125
     4,000     CTS Corp.                                        59,850          280,000
    12,000     Cuno Inc. +                                     206,114          229,500
     4,500     Eastern Co.                                      74,750           80,437
   115,500     Fedders Corp.                                   682,345          772,406
    70,000     Flowserve Corp.                               1,557,111        1,325,625
    12,500     Franklin Electric Co. Inc.                      409,386          812,500
    20,000     Holophane Corp.                                 761,000          762,500
    80,000     Hussmann International Inc.                   1,092,125        1,325,000
    42,000     IDEX Corp.                                    1,246,488        1,380,750
   100,000     International Comfort Products Corp.          1,148,750        1,137,500
    11,000     Kollmorgen Corp.                                184,732          165,000
    25,000     Mark IV Industries Inc.                         363,787          528,125
    21,000     Navistar International Corp. +                  419,350        1,050,000
    28,000     Pittway Corp.                                   527,107          932,750
    30,000     Sequa Corp., Cl. A +                          1,048,824        2,100,000
    43,000     SPS Technologies Inc. +                       1,898,851        1,612,500
                                                          ------------     ------------
                                                            13,682,605       16,772,030
                                                          ------------     ------------
Financial Services -- 5.9%
    62,000     American Bankers Insurance Group Inc.         3,696,363        3,375,125
    60,000     Argonaut Group Inc.                           1,837,601        1,440,000
    30,000     Block (H & R) Inc.                            1,331,293        1,500,000
     8,000     Citigroup Inc.                                  374,819          380,000
    24,000     Mellon Bank Corp.                               758,895          873,000
    47,000     Midland Co.                                     706,479        1,192,625
    55,000     Pioneer Group Inc.                            1,307,463          948,750
     7,000     Republic New York Corp.                         475,975          477,313
                                                          ------------     ------------
                                                            10,488,888       10,186,813
                                                          ------------     ------------
Food and Beverage -- 7.9%
     4,000     Bestfoods Inc.                                  193,171          198,000
    90,000     Celestial Seasonings Inc. +                   1,049,441        1,935,000
    45,000     Corn Products International Inc.              1,411,372        1,369,687
    22,000     General Mills Inc.                            1,522,319        1,768,250
    18,000     Heinz (H.J.) Co.                                965,487          902,250
    48,000     Kellogg Co.                                   1,810,789        1,584,000
    50,000     PepsiCo Inc.                                  1,898,984        1,934,375
    30,000     Seagram Co.                                   1,022,973        1,511,250
    22,660     Tootsie Roll Industries Inc.                    400,141          875,242
    28,000     Twinlab Corp.                                   328,301          240,625
    80,000     Whitman Corp.                                 1,266,773        1,440,000
                                                          ------------     ------------
                                                            11,869,751       13,758,679
                                                          ------------     ------------
Health Care -- 1.0%
   120,000     IVAX Corp. +                                  1,171,880        1,695,000
                                                          ------------     ------------
Hotels and Gaming -- 3.9%
   150,000     Aztar Corp. +                                 1,088,984        1,378,125
   100,000     Gaylord Entertainment Co., Cl. A              2,735,008        3,000,000
   100,000     Hilton Hotels Corp.                           1,668,074        1,418,750
   100,000     Jackpot Enterprises Inc.                      1,095,401          850,000
    45,000     Trump Hotels & Casino Resorts Inc. +            365,938          205,313
                                                          ------------     ------------
                                                             6,953,405        6,852,188
                                                          ------------     ------------
Publishing -- 6.7%
    17,000     Harcourt General Inc.                           803,413          876,563
    24,000     Lee Enterprises Inc.                            591,706          732,000
    20,500     McClatchy News-papers Inc., Cl. A               559,269          679,062
    70,000     Media General Inc., Cl. A                     2,869,296        3,570,000
    13,000     Meredith Corp.                                  267,779          450,125
    31,500     Penton Media Inc.                               435,535          763,875
    18,000     Pulitzer Publishing Co.                         501,751          874,125
    50,000     Reader's Digest Association Inc., Cl. B       1,230,094        1,875,000
    82,000     Thomas Nelson Inc.                              987,793          912,250
    10,000     Times Mirror Co., Cl. A                         587,563          592,500
     3,000     Tribune Co.                                     164,400          261,375
                                                          ------------     ------------
                                                             8,998,599       11,586,875
                                                          ------------     ------------
Real Estate -- 1.3%
   115,000     Catellus Development Corp.                    1,897,776        1,782,500
    35,000     Griffin Land & Nurseries Inc.                   493,263          415,625
                                                          ------------     ------------
                                                             2,391,039        2,198,125
                                                          ------------     ------------

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited) (Continued)

                                                                               Market
  Shares                                                      Cost             Value
---------------------------------------------------------------------------------------
Retail -- 1.5%
     5,000     Aaron Rents Inc.                           $    100,625     $    111,250
    10,000     Aaron Rents Inc., Cl. A                         199,750          180,000
    10,000     AutoNation Inc. +                               161,313          178,125
    40,000     Lillian Vernon Corp.                            631,288          520,000
    53,000     Neiman Marcus Group Inc. +                    1,230,033        1,361,438
    37,000     Scheib (Earl) Inc.                              268,037          175,750
                                                          ------------     ------------
                                                             2,591,046        2,526,563
                                                          ------------     ------------
Satellite -- 0.8%
    43,000     COMSAT Corp.                                    944,715        1,397,500
                                                          ------------     ------------
Shipbuilding -- 0.3%
    15,000     Avondale Industries Inc. +                      572,813          585,000
                                                          ------------     ------------
Specialty Chemicals -- 1.9%
    18,500     Bush Boake Allen Inc. +                         545,292          541,125
     5,000     Dexter Corp.                                    161,500          204,062
    28,000     Ferro Corp.                                     513,913          770,000
    15,000     Nalco Chemical Co.                              773,250          778,125
    52,000     Sybron Chemicals Inc.                         1,378,505          923,000
                                                          ------------     ------------
                                                             3,372,460        3,216,312
                                                          ------------     ------------
Telecommunications -- 0.6%
    10,000     GST Telecommunications Inc. +                   126,012          131,875
    60,000     Rogers Communications Inc., Cl. B +             383,044          971,250
                                                          ------------     ------------
                                                               509,056        1,103,125
                                                          ------------     ------------
Wireless Communications -- 5.0%
    65,000     Rogers Cantel Mobile
                 Communications Inc., Cl. B +                  665,179        1,068,437
   105,000     Telephone & Data Systems Inc.                 4,492,674        7,671,563
                                                          ------------     ------------
                                                             5,157,853        8,740,000
                                                          ------------     ------------
TOTAL COMMON STOCKS                                        125,178,203      161,574,909
                                                          ------------     ------------

 Principal                                                                     Market
  Amount                                                      Cost             Value
---------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 7.7%
$13,592,000    U.S. Treasury Bills,
                4.35% to 4.78% ++,
                due 07/01/99
                 to 10/07/99                              $ 13,464,189     $ 13,462,221
                                                          ------------     ------------
TOTAL
 INVESTMENTS -- 100.8%                                    $138,642,392*     175,037,130
                                                          ============
OTHER ASSETS AND
 LIABILITIES (Net) -- (0.8)%                                                 (1,456,893)
                                                                           ------------

NET ASSETS -- 100.0%                                                       $173,580,237
                                                                           ============

*For Federal tax purposes:
   Aggregate cost                                                          $138,642,392
                                                                           ============
   Gross unrealized appreciation                                           $ 43,431,353
   Gross unrealized depreciation                                             (7,036,615)
                                                                           -----------
   Net unrealized appreciation                                             $ 36,394,738
                                                                           ============

(a)   Security fair valued as determined by the Board of Directors.
+     Non-income producing security.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
76

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

Assets:
    Investments, at value (Cost $138,642,392)                       $175,037,130
    Cash                                                                   1,173
    Dividends and interest receivable                                     74,227
    Receivable for investments sold                                    1,185,000
    Deferred organizational expenses                                      16,659
                                                                    ------------
    Total Assets                                                     176,314,189
                                                                    ------------

Liabilities:
    Payable for investments purchased                                  2,541,300
    Payable for investment advisory fees                                 139,231
    Other accrued expenses                                                53,421
                                                                    ------------
    Total Liabilities                                                  2,733,952
                                                                    ------------
    Net Assets applicable to 9,417,427 shares
      outstanding                                                   $173,580,237
                                                                    ============

Net Assets consist of:
    Capital stock, at par value                                     $      9,417
    Additional paid-in capital                                       127,155,690
    Accumulated net investment income                                     90,510
    Accumulated net realized gain
      on investments                                                   9,929,882
    Net unrealized appreciation on investments                        36,394,738
                                                                    ------------
    Total Net Assets                                                $173,580,237
                                                                    ============

    Net Asset Value, offering and redemption
      price per share ($173,580,237 / 9,417,427
      shares outstanding, 500,000,000 shares
      authorized of $0.001 par value)                               $      18.43
                                                                    ============

STATEMENT OF OPERATIONS
For the Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
    Dividends                                                       $    813,587
    Interest                                                             149,744
                                                                    ------------
    Total Investment Income                                              963,331
                                                                    ------------

Expenses:
    Management fees                                                      794,082
    Custodian fees                                                        21,792
    Legal and audit fees                                                  19,083
    Directors' fees                                                       11,723
    Organizational expenses                                                9,917
    Shareholder services fees                                              5,317
    Miscellaneous expenses                                                10,853
                                                                    ------------
    Total Expenses                                                       872,821
                                                                    ------------
    Net Investment Income                                                 90,510
                                                                    ------------

Net Realized and Unrealized Gain on
Investments:
    Net realized gain on investments                                  10,615,855
    Net change in unrealized appreciation
      on investments                                                  10,076,076
                                                                    ------------
    Net realized and unrealized gain
      on investments                                                  20,691,931
                                                                    ------------
    Net increase in net assets resulting
      from operations                                               $ 20,782,441
                                                                    ============

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months Ended     Year Ended
                                                         June 30, 1999     December 31,
                                                          (Unaudited)         1998
                                                         -------------    -------------
Operations:
  Net investment income                                  $      90,510    $     257,776
  Net realized gain on investments                          10,615,855        7,189,741
  Net change in unrealized appreciation on investments      10,076,076        5,528,146
                                                         -------------    -------------
  Net increase in net assets resulting from operations      20,782,441       12,975,663
                                                         -------------    -------------
Distributions to shareholders:
  Net investment income                                             --         (257,776)
  Net realized gain on investments                                  --       (7,198,434)
  In excess of net realized gain on investments                     --         (626,865)
                                                         -------------    -------------
  Total distributions to shareholders                               --       (8,083,075)
                                                         -------------    -------------
Capital share transactions:
  Net increase/(decrease) in net assets from capital
  share transactions                                        (2,563,171)      45,118,114
                                                         -------------    -------------
  Net increase in net assets                                18,219,270       50,010,702
Net Assets:
  Beginning of period                                      155,360,967      105,350,265
                                                         -------------    -------------
  End of period                                          $ 173,580,237    $ 155,360,967
                                                         =============    =============

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
78

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

---------------
1. Organization
---------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("Guardian").

----------------------------------
2. Significant Accounting Policies
----------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
---------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

Organizational Expenses.

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by Guardian and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

-------------------------------------
3. Agreements with Affiliated Parties
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. Portfolio Securities
-----------------------

      Purchases and proceeds from the sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $39,607,071 and $54,178,606, respectively.

-------------------------------
5. Transactions with Affiliates
-------------------------------

      During the six months ended June 30, 1999, the Fund paid brokerage commissions of $84,921 to Gabelli & Company, Inc. and its affiliates.

-----------------------------
6. Capital Stock Transactions
-----------------------------

Transactions in shares of capital stock were as follows:

                                 Six Months Ended                    Year Ended
                                  June 30, 1999                  December 31, 1998
                                 ----------------                -----------------
                              Shares          Amount          Shares          Amount
                           ------------    ------------    ------------    ------------
Shares sold                   1,252,187    $ 21,640,008       4,460,537    $ 73,364,220
Shares issued upon re-
 investment of dividends             --              --         512,885       8,083,075
Shares redeemed              (1,426,904)    (24,203,179)     (2,262,453)    (36,329,181)
                           ------------    ------------    ------------    ------------
Net increase/(descrease)       (174,717)   $ (2,563,171)      2,710,969    $ 45,118,114
                           ============    ============    ============    ============


--------------------------------------------------------------------------------
80

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                                   Six Months Ended                    Year Ended December 31,
                                                    June 30, 1999     --------------------------------------------------------
                                                     (Unaudited)         1998          1997           1996          1995+
                                                     -------------------------------------------------------------------------
Operating performance:
    Net asset value, beginning of period ..........   $   16.20       $   15.31     $   11.55       $   10.70     $   10.00
                                                      ---------       ---------     ---------       ---------     ---------
    Net investment income .........................        0.01            0.03          0.02            0.02          0.03(a)
    Net realized and unrealized gain on investments        2.22            1.74          4.88            1.16          0.80
                                                      ---------       ---------     ---------       ---------     ---------
    Total from investment operations ..............        2.23            1.77          4.90            1.18          0.83
                                                      ---------       ---------     ---------       ---------     ---------
Distributions to shareholders:
    Net investment income .........................          --           (0.03)        (0.02)          (0.02)        (0.03)
    Net realized gain on investments ..............          --           (0.78)        (1.12)          (0.31)        (0.09)
    In excess of net realized gain on investments .          --           (0.07)        (0.00)(b)          --         (0.01)
                                                      ---------       ---------     ---------       ---------     ---------
    Total distributions ...........................          --           (0.88)        (1.14)          (0.33)        (0.13)
                                                      ---------       ---------     ---------       ---------     ---------
    Net asset value, end of period ................   $   18.43       $   16.20     $   15.31       $   11.55     $   10.70
                                                      ---------       ---------     ---------       ---------     ---------
    Total return++ ................................        13.8%           11.7%         42.6%           11.0%          8.4%
                                                      ---------       ---------     ---------       ---------     ---------
Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's) ..............   $ 173,580       $ 155,361     $ 105,350       $  51,462     $  26,364
Ratio of net investment income to average
  net assets ......................................        0.11%(c)        0.19%         0.17%           0.21%         0.75%(c)
Ratio of operating expenses to average
  net assets (d) ..................................        1.10%(c)        1.12%         1.17%           1.31%         1.78%(c)
Portfolio turnover rate ...........................          26%             43%           65%             53%           81%

----------
+     From commencement of operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the period ended December 31, 1995.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
--------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

----------------------
COMMON STOCKS -- 98.8%
----------------------

Shares                                                            Value
-----------------------------------------------------------------------
AUSTRALIA -- 2.9%
  Banks -- 1.1%
     221,600     Commonwealth Bank of Australia            $  3,523,053
     243,700     National Australia Bank                      4,027,447
  Beverages -- 0.4%
   1,163,700     Fosters Brewing Group                        3,275,525
  Business Services -- 0.5%
     133,910     Brambles Industries Ltd.                     3,523,144
  Mining -- 0.6%
     269,100     Broken Hill Ppty.                            3,113,049
     773,000     Pasminco Ltd.*                                 852,334
  Telecommunications -- 0.3%
     351,000     Telstra Corp.                                2,008,671
                                                           ------------
                                                             20,323,223
                                                           ------------
CHILE -- 0.1%
  Mining -- 0.1%
     129,500     Antofagasta Hldgs.                             594,002
                                                           ------------
FINLAND -- 1.9%
  Telecommunications -- 1.9%
     148,600     Nokia OYJ                                   13,020,670
                                                           ------------
FRANCE -- 8.1%
  Banks -- 1.0%
      38,910     Societe Generale                             6,854,864
  Computer Software and Technology -- 1.0%
      45,040     CAP Gemini                                   7,075,855
  Construction Materials -- 0.9%
      66,000     Lafarge                                      6,272,930
  Financial Services -- 1.5%
      89,010     AXA UAP                                     10,854,733
  Oil-Integrated -- 2.4%
     115,310     Elf Aquitaine                               16,914,823
  Retail-Food and Drug -- 1.3%
      62,100     Carrefour                                    9,122,252
                                                           ------------
                                                             57,095,457
                                                           ------------
GERMANY -- 10.3%
  Automotive -- 1.9%
     150,460     DaimlerChrysler AG                          13,028,545
  Banks -- 1.0%
     112,500     Bayerische Vereinsbank AG                    7,306,151
  Chemicals -- 1.7%
     266,000     BASF AG                                     11,749,734
  Drugs and Health Care -- 0.6%
      99,440     GEHE AG                                      4,571,846
  Industrial Machineries -- 3.5%
     163,930     Mannesmann AG                               24,503,156
  Software -- 1.4%
      29,090     SAP AG                                       9,835,878
  Telecommunications -- 0.2%
      38,730     Deutsche Telekom*                            1,624,941
                                                           ------------
                                                             72,620,251
                                                           ------------
HONG KONG -- 2.6%
  Conglomerates -- 1.3%
     991,000     Hutchison Whampoa                            8,972,978
  Real Estate -- 0.9%
     409,000     Cheung Kong Hldgs.                           3,637,383
     311,000     Sun Hung Kai Pptys.                          2,835,982
  Telecommunications -- 0.4%
   1,002,800     Hong Kong Telecom.                           2,604,390
                                                           ------------
                                                             18,050,733
                                                           ------------
HUNGARY -- 0.3%
  Pharmaceuticals -- 0.3%
      51,700     Richter Gedeon VEG                           2,247,315
                                                           ------------
IRELAND -- 2.6%
  Banks -- 1.2%
     650,100     Allied Irish Bank                            8,544,486
  Construction Materials -- 1.4%
     555,000     CRH PLC                                      9,840,496
                                                           ------------
                                                             18,384,982
                                                           ------------
ITALY -- 3.1%
  Banks -- 2.3%
   3,457,000     Banco di Roma                                4,971,291
     818,860     Sao Paolo IMI SPA                           11,142,411
  Oil and Gas -- 0.1%
     189,600     Tecnost SPA*                                   467,124
  Telecommunications -- 0.7%
   2,032,600     Olivetti SPA*                                4,882,063
   2,032,600     Olivetti SPA (rights)*                         273,437
                                                           ------------
                                                             21,736,326
                                                           ------------
JAPAN -- 24.2%
  Automotive -- 0.6%
     101,000     Honda Motor Co.                              4,283,128
  Automotive Parts -- 0.9%
     295,000     Denso Corp.                                  5,999,008
  Chemicals -- 2.7%
     408,000     Kao Corp.                                   11,467,306
   1,715,000     Sumitomo Chemical*                           7,868,273
  Computer Systems -- 1.7%
     590,000     Fujitsu Ltd.                                11,876,085
  Drugs and Health Care -- 1.0%
     284,000     Sankyo Co.                                   7,160,453
  Electronics -- 4.3%
   1,105,000     Hitachi                                     10,367,653
     460,000     Matsushita Electric Works                    4,441,432
      43,000     Rohm Co.                                     6,735,967
      47,600     Sony Corp.                                   5,134,992
      41,000     TDK Corp.                                    3,751,922
  Engineering and Machineries -- 0.9%
      57,300     SMC Corp.*                                   6,418,244

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
82

--------------------------------------------------------------------------------

Shares                                                            Value
-----------------------------------------------------------------------
  Financial Services -- 4.7%
     477,000     Mitsubishi Trading & Brokerage            $  4,637,117
     433,000     Nomura Securities Co. Ltd.                   5,072,010
     134,100     Promise Co.                                  7,926,056
 729,000,000     Sanwa Int'l. Financial                       6,327,602
      12,800     Shohkoh Fund & Co.                           9,184,426
  Leisure Products -- 0.4%
      18,100     Toho Co.                                     2,648,342
  Merchandising-Mass -- 1.2%
      33,500     Ryohin Keikaku Co. Ltd.                      8,432,462
  Photography -- 0.6%
     105,000     Fuji Photo Film Co.                          3,975,366
  Retail Trade -- 0.8%
      80,000     Ito Yokado Co.                               5,356,700
  Telecommunications -- 3.7%
         975     Nippon Tele. & Tel. Corp.                   11,364,388
         217     NTT Mobile Comm. Network, Inc.               2,941,886
         868     NTT Mobile Comm.
                   Network, Inc. - New*                      11,624,039
  Tobacco -- 0.7%
         434     Japan Tobacco, Inc.*                         4,807,473
                                                           ------------
                                                            169,802,330
                                                           ------------
NETHERLANDS -- 3.6%
  Banks -- 0.9%
     288,100     ABN AMRO Hldgs. NV*                          6,236,747
  Broadcasting and Publishing -- 1.6%
     274,400     Ver Ned Uitgevers                           10,961,031
  Computer Services -- 1.1%
     304,300     CMG PLC                                      7,999,037
                                                           ------------
                                                             25,196,815
                                                           ------------
NEW ZEALAND -- 0.2%
  Telecommunications -- 0.2%
     389,412     Telecom. Corp. of New Zealand                1,670,011
                                                           ------------
POLAND -- 0.9%
  Electrical Equipments -- 0.9%
     428,950     Elektrim*                                    6,063,091
                                                           ------------
PORTUGAL -- 0.4%
  Transportation -- 0.4%
      70,430     Brisa (Auto Estrada)                         2,904,111
                                                           ------------
SINGAPORE -- 1.3%
  Banks -- 0.3%
     258,000     Overseas Chinese Bank                        2,152,526
  Publishing -- 1.0%
     411,846     Singapore Press Hldgs.                       7,017,353
                                                           ------------
                                                              9,169,879
                                                           ------------
SOUTH KOREA -- 0.9%
  Telecommunications -- 0.5%
     211,700     SK Telecom. Ltd. ADR*                        3,598,900
  Utilities-Electric -- 0.4%
     152,340     Korea Electric Power Corp. ADR*              3,122,970
                                                           ------------
                                                              6,721,870
                                                           ------------
SPAIN -- 4.7%
  Banks -- 2.0%
   1,333,000     Banco Santander Central Hispano S.A.        13,878,646
  Construction and Housing -- 1.8%
     269,470     Acciona S.A.                                12,841,918
  Gas Distribution -- 0.9%
      91,400     Gas Natural SDG*                             6,642,490
                                                           ------------
                                                             33,363,054
                                                           ------------
SWEDEN -- 4.0%
  Construction and Mining Equipment -- 1.0%
     266,400     Atlas Copco AB                               7,155,048
  Retail-General -- 1.3%
     364,800     Hennes & Mauritz                             9,024,384
  Telecommunications -- 1.7%
     369,900     LM Ericsson                                 11,873,925
                                                           ------------
                                                             28,053,357
                                                           ------------
SWITZERLAND -- 5.2%
  Business Services -- 1.4%
      18,309     Adecco S.A.                                  9,807,342
  Insurance -- 1.4%
      17,156     Zurich Allied AG                             9,752,366
  Pharmaceuticals -- 1.2%
         847     Roche Hldgs. AG                              8,703,659
  Telecommunications -- 1.2%
      21,500     Swisscom AG                                  8,087,904
                                                           ------------
                                                             36,351,271
                                                           ------------
UNITED KINGDOM -- 21.5%
  Banks -- 4.5%
     252,000     Barclays                                     7,328,618
     300,625     Halifax PLC                                  3,582,383
     218,000     HSBC Hldgs.*                                 7,707,454
     670,000     Lloyds TSB Group PLC                         9,098,196
     188,000     National Westminster Bank Co. PLC            3,985,707
  Computer Software and Technology -- 0.2%
      39,338     Sage Group                                   1,398,247
  Conglomerates -- 2.0%
     787,000     Hanson PLC                                   7,070,901
     489,000     Rentokil Initial PLC                         1,896,135
     694,153     Williams Hldgs.                              4,584,526
  Data Services -- 0.5%
     253,933     Reuters Group PLC                            3,340,186
  Drugs and Health Care -- 3.3%
     633,000     Glaxo Wellcome                              17,590,623
     438,000     Smithkline Beecham                           5,695,781
  Electronics -- 0.4%
     373,000     Electrocomponents                            2,745,686

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited) (Continued)

CONVERTIBLE BOND -- 0.1%

Shares                                                            Value
-----------------------------------------------------------------------
Financial Services -- 0.6%
     316,000     CGU PLC                                   $  4,550,099
  Food, Beverage and Tobacco -- 1.8%
     961,900     Imperial Tobacco                            10,545,137
     145,702     Whitbread                                    2,257,586
  Industrial Machineries -- 0.5%
     278,000     Smiths Industries PLC                        3,689,624
  Insurance -- 0.4%
     186,000     Prudential Corp.                             2,741,257
  Leisure Products -- 0.3%
     120,000     Granada Group                                2,222,513
  Oil-International -- 2.2%
     866,968     BP Amoco PLC                                15,524,106
  Oil and Gas -- 0.7%
     617,000     Shell Transport & Trading                    4,629,321
  Telecommunications -- 3.6%
     547,000     British Telecom.                             9,156,659
     343,991     Cable & Wireless Co.*                        3,307,517
     639,000     Vodafone Group                              12,570,155
  Transportation -- 0.5%
     398,000     BAA PLC                                      3,834,976
                                                           ------------
                                                            151,053,393
                                                           ------------
TOTAL COMMON STOCKS
  (Cost $540,246,152)                                       694,422,141
                                                           ------------

------------------------
CONVERTIBLE BOND -- 0.1%
------------------------
Principal
 Amount                                                           Value
-----------------------------------------------------------------------
$    916,400     Tecnost Int'l.
                   4.487% due 6/23/04
  (Cost $970,363)                                          $    961,392
                                                           ------------
----------------------------
REPURCHASE AGREEMENT -- 0.9%
----------------------------
$  5,969,000     State Street Bank & Trust Co.
                 repurchased agreement, dated
                 6/30/99, maturity value
                 $5,969,663 at 4.00% due 7/1/99
                 (collateralized by U.S.
                 Treasury Notes $6,090,000
                 3.375% due 1/15/07)                       $  5,969,000
                                                           ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $5,969,000)                                           5,969,000
                                                           ------------

TOTAL INVESTMENTS -- 99.8%
  (Cost $547,185,515)                                       701,352,533

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.2%                             1,460,567
                                                           ------------

NET ASSETS -- 100.0%                                       $702,813,100
                                                           ============

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
84

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
    Investments, at market (cost $547,185,515)                    $ 701,352,533
    Cash                                                                    576
    Foreign currency (cost $1,641,099)                                1,486,473
    Dividend reclaims receivable                                        984,854
    Dividends receivable                                                707,428
    Receivable for fund shares sold                                     477,564
    Interest receivable                                                   1,585
                                                                  -------------
    Total Assets                                                    705,011,013
                                                                  -------------
LIABILITIES

    Accrued expenses                                                    294,050
    Payable for fund shares redeemed                                    142,714
    Due to affiliates                                                 1,761,149
                                                                  -------------
    Total Liabilities                                                 2,197,913
                                                                  -------------
      Net Assets                                                  $ 702,813,100
                                                                  =============
COMPONENTS OF NET ASSETS
    Capital stock, at par                                         $   3,287,331
    Additional paid-in capital                                      503,284,440
    Distributions in excess of net investment income                   (748,911)
    Accumulated net realized gain on investments
      and foreign currency related transactions                      43,017,646
    Net unrealized appreciation of investments
      and translation of other assets and
      liabilities denominated in foreign currencies                 153,972,594
                                                                  -------------
          Net Assets                                              $ 702,813,100
                                                                  =============
    Shares Outstanding -- $0.10 par value                            32,873,314
                                                                  -------------

Net Asset Value Per Share                                         $       21.38
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
    Dividends                                                     $   7,506,060
    Interest                                                            203,981
    Less: Foreign tax withheld                                         (857,263)
                                                                  -------------
    Total Income                                                      6,852,778
                                                                  -------------
Expenses:
    Investment advisory fees -- Note B                                2,706,876
    Custodian fees                                                      484,512
    Printing expense                                                     89,821
    Audit fees                                                           10,500
    Directors' fees -- Note B                                             6,250
    Legal fees                                                            3,050
    Registration fees                                                       458
    Other                                                                   350
                                                                  -------------
    Total Expenses                                                    3,301,817
                                                                  -------------

    Net Investment Income                                             3,550,961
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
    Investments and Foreign Currencies -- Note C
    Net realized gain on investments -- Note A                       44,061,702
    Net realized loss on foreign currency
      related transactions -- Note A                                 (1,045,051)
    Net change in unrealized appreciation of
      investments -- Note C                                         (22,195,123)
    Net change in unrealized appreciation from
      translation of assets and liabilities
      denominated in foreign currencies -- Note C                       (79,022)
                                                                  -------------
Net Realized and Unrealized Gain on
      Investments and Foreign Currencies                             20,742,506
                                                                  -------------
Net Increase in Net Assets
      from Operations                                             $  24,293,467
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Six Months       Year Ended
                                                                                               Ended     December 31,
                                                                                       June 30, 1999             1998
                                                                                         (Unaudited)        (Audited)
                                                                                       -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
     Net investment income                                                             $   3,550,961    $   3,351,082
     Net realized gain on investments and foreign currency related transactions           43,016,651       40,487,438
     Net change in unrealized appreciation/(depreciation) on investments and
       translation of other assets and liabilities denominated in foreign currencies     (22,274,145)      71,008,066
                                                                                       -------------    -------------
       Net Increase in Net Assets from Operations                                         24,293,467      114,846,586
                                                                                       -------------    -------------
  Dividends and Distributions to Shareholders from:
     Net investment income                                                                (1,741,332)      (3,351,082)
     Distributions in excess of net investment income                                             --         (409,367)
     Net realized gain on investments                                                     (7,980,294)     (33,666,022)
                                                                                       -------------    -------------
       Total Dividends and Distributions to Shareholders                                  (9,721,626)     (37,426,471)
                                                                                       -------------    -------------
  From Capital Share Transactions:
     Net increase in net assets from capital share transactions -- Note E                  7,951,197       68,158,477
                                                                                       -------------    -------------
       Net Increase in Net Assets                                                         22,523,038      145,578,592
  Net Assets:
     Beginning of period                                                                 680,290,062      534,711,470
                                                                                       -------------    -------------
  End of period*                                                                       $ 702,813,100    $ 680,290,062
                                                                                       =============    =============

* Includes distributions in excess of net investment income of:                        $    (748,911)   $  (2,558,540)


                       See notes to financial statements.


--------------------------------------------------------------------------------
86

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                     Six Months
                                       Ended                            Year Ended December 31, (Audited)
                                    June 30, 1999      -----------------------------------------------------------------
                                      Unaudited)          1998          1997          1996          1995          1994
                                    ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .............   $   20.92        $   18.27     $   17.26     $   15.37     $   14.69     $   14.69
                                      ---------        ---------     ---------     ---------     ---------     ---------
Income from investment operations:
  Net investment income ...........        0.11             0.13          0.15          0.15          0.16          0.15
  Net realized and unrealized
    gain/(loss) on investments and
    translation of other assets and
    liabilities denominated
    in foreign currencies .........        0.65             3.73          1.91          2.21          1.49         (0.02)
                                      ---------        ---------     ---------     ---------     ---------     ---------
  Net increase from
    investment operations .........        0.76             3.86          2.06          2.36          1.65          0.13
                                      ---------        ---------     ---------     ---------     ---------     ---------
Dividends and Distributions to
  Shareholders from:
  Net investment income ...........       (0.05)           (0.11)        (0.15)        (0.14)        (0.15)        (0.13)
  Distributions in excess of net
    investment income .............          --            (0.01)        (0.15)        (0.10)        (0.12)           --
  Net realized gain on investments
    and foreign currency related
    transactions ..................       (0.25)           (1.09)        (0.75)        (0.23)        (0.70)           --
                                      ---------        ---------     ---------     ---------     ---------     ---------
  Total dividends and distributions       (0.30)           (1.21)        (1.05)        (0.47)        (0.97)        (0.13)
                                      ---------        ---------     ---------     ---------     ---------     ---------
Net asset value, end of period ....   $   21.38        $   20.92     $   18.27     $   17.26     $   15.37     $   14.69
                                      ---------        ---------     ---------     ---------     ---------     ---------

Total return* .....................        3.63%           21.17%        11.93%        15.41%        11.23%         0.87%
                                      ---------        ---------     ---------     ---------     ---------     ---------

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ...............   $ 702,813        $ 680,290     $ 534,711     $ 456,203     $ 317,287     $ 303,050
  Ratio of expenses to average
    net assets ....................        0.98%(a)         0.98%         0.97%         0.98%         0.99%         1.03%
  Ratio of net investment income
    to average net assets .........        0.26%(a)         0.55%         0.74%         0.94%         0.97%         1.11%
  Portfolio turnover
    rate ..........................          28%              47%           51%           38%           52%           27%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(a)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

----------------------
COMMON STOCKS -- 93.4%
----------------------

Shares                                                          Value
---------------------------------------------------------------------
ARGENTINA -- 2.2%
  Metals -- 0.3%
    72,083     Siderar S.A.*                              $   216,999
  Real Estate -- 0.5%
     9,700     IRSA Inversiones Y Represente GDR              299,487
  Retail-Food -- 0.6%
    56,500     Imp. Y Exp. Patagonia*                         412,506
  Telecommunications -- 0.8%
    17,100     Telefonica de Argentina S.A. ADR*              536,512
                                                          -----------
                                                            1,465,504
                                                          -----------
BRAZIL -- 8.5%
  Banks -- 0.8%
 1,080,000     Banco Itau S.A.                                555,097
  Paper Products -- 0.5%
    16,870     Aracruz Celulose S.A. ADR                      371,140
  Petroleum Services -- 1.5%
    67,730     Petroleo Brasileiro S.A. ADR                 1,007,484
  Real Estate -- 0.3%
    18,100     Brazil Realty S.A. GDR                         224,908
  Retail-Food -- 0.7%
    23,720     Comp. Brasileiras de Dist. ADR                 443,267
  Telecommunications -- 3.0%
    25,700     Embratel Participacoes S.A. ADR                356,587
     9,618     Telecom. Centro Sul Participacoes ADR          367,332
 5,030,000     Telecom. de Sao Paolo S.A.                     417,628
    26,600     Telecom. Norte Leste Participacoes ADR         493,762
66,177,000     Telecom. Sudeste Celular
                 Participacoes S.A.                           375,650
  Textile-Apparel and Production -- 0.4%
   136,800     Confeccoes Guararapes S.A.                     249,184
  Tobacco -- 0.5%
    46,200     Souza Cruz (Cia)                               324,874
  Utilities-Electric and Water -- 0.8%
    25,000     Comp. Energetica de Minas ADR                  515,625
                                                          -----------
                                                            5,702,538
                                                          -----------
CHILE -- 1.9%
  Chemicals -- 0.3%
     6,040     Sociedad Quimica Y Minera
                 de Chile S.A. ADR 213,665
  Mining -- 0.8%
   120,000     Antofagasta Hldgs.                             550,427
  Mutual Funds -- 0.4%
     8,930     Genesis Chile Fund                             281,295
  Telecommunications -- 0.4%
    10,200     Comp. de Telecom. de Chile ADR                 252,450
                                                          -----------
                                                            1,297,837
                                                          -----------
COLOMBIA -- 1.1%
  Gas Distribution -- 0.5%
    80,776     Promigas S.A.                                  299,033
  Retail-Food -- 0.6%
   142,100     Almacenes Exito S.A.                           399,020
                                                          -----------
                                                              698,053
                                                          -----------
CZECH REPUBLIC -- 0.4%
  Telecommunications -- 0.4%
    16,700     SPT Telecom. AS*                               270,697
                                                          -----------
ESTONIA -- 0.5%
  Telecommunications -- 0.5%
    17,200     AS Eesti Telekom GDR                           341,420
                                                          -----------
GREECE -- 1.0%
  Banks -- 0.4%
     4,387     Alpha Credit Bank                              282,377
  Telecommunications -- 0.6%
    18,000     OTE - S.A. Telecom. Org.                       385,250
                                                          -----------
                                                              667,627
                                                          -----------
HONG KONG -- 3.2%
  Banks -- 0.6%
   160,000     Guoco Group*                                   428,943
  Electronic Equipment -- 0.9%
   636,000     Legend Hldgs.*                                 610,703
  Real Estate -- 1.3%
    49,000     Cheung Kong Hldgs.                             435,774
   218,000     New World Infrastructure Ltd.*                 410,229
  Utilities -- 0.4%
 1,116,000     Shandong Int'l. Power*                         251,721
                                                          -----------
                                                            2,137,370
                                                          -----------
HUNGARY -- 3.5%
  Banks -- 0.8%
    12,700     OTP Bank                                       529,232
  Lodging -- 1.0%
    35,500     Danubius Hotel*                                643,642
  Pharmaceuticals -- 0.8%
    12,000     Richter Gedeon VEG                             521,621
  Plastics -- 0.3%
    12,900     Pannonplast                                    249,870
  Telecommunications -- 0.6%
    74,700     Matav RT*                                      403,534
                                                          -----------
                                                            2,347,899
                                                          -----------
INDIA -- 6.6%
  Computer Software -- 6.6%
    31,200     Aptech Ltd.                                    514,246
    24,600     Infosys Technology Ltd.                      2,056,436
    39,000     NIIT Ltd.                                    1,827,732
                                                          -----------
                                                            4,398,414
                                                          -----------
INDONESIA -- 1.9%
  Telecommunications -- 1.9%
 2,154,600     PT Telekom. Indonesia                        1,244,534
                                                          -----------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
88

Shares                                                          Value
---------------------------------------------------------------------
ISRAEL -- 4.1%
  Banks -- 0.9%
   317,000     Bank Leumi Le - Israel*                    $   598,896
  Computer Software -- 0.9%
    59,000     Sapiens Int'l. Corp. NV*                       586,312
  Conglomerates -- 1.2%
    41,000     Clal Industries*                               326,094
    19,000     Koors Industries Ltd. ADR                      444,125
  Electronic Equipment -- 0.6%
    11,700     ECI Telecom. Ltd.                              388,294
  Telecommunications -- 0.5%
    37,000     Elbit Ltd.*                                    363,062
                                                          -----------
                                                            2,706,783
                                                          -----------
MALAYSIA -- 2.7%
  Banks -- 1.6%
   351,000     Malayan Bank Berhad*                         1,053,000
  Food, Beverage and Tobacco -- 0.2%
   130,000     RJ Reynolds Berhad                             136,705
  Utilities -- 0.9%
   271,000     Tenaga Nasional*                               624,013
                                                          -----------
                                                            1,813,718
                                                          -----------
MEXICO -- 12.5%
  Banks -- 0.3%
    86,000     Grupo Financiero Banamex
                 Accival S.A. de C.V.*                        218,853
  Conglomerates -- 1.0%
     8,300     Fomento Economico Mexicano ADR                 330,962
    36,300     Grupo Carso S.A. de C.V. ADR*                  336,403
  Financial Services -- 0.4%
   201,400     Grupo Financiero Banorte*                      294,700
  Food, Beverage and Tobacco -- 1.6%
   332,200     Grupo Continental                              520,615
   234,000     Grupo Industrial Bimbo S.A.*                   521,048
  Media and Entertainment -- 2.6%
   332,600     Corp. Interamericana Entretenimiento*        1,082,687
    14,683     Grupo Television S.A. de C.V. ADR*             657,982
  Metals -- 0.8%
    46,900     Tubos de Acero                                 507,242
  Paper Products -- 1.0%
   158,000     Kimberly Clark Mexico*                         650,027
  Real Estate -- 0.9%
   144,483     Corp. Geo S.A. de C.V.*                        612,800
  Retail Trade -- 1.2%
    40,300     Grupo Elektra S.A. de C.V. GDR                 236,763
   114,400     Organiz. Soriana*                              537,368
  Telecommunications -- 2.7%
    74,100     Grupo Carso Global Telecom.*                   469,067
    16,700     Telefonos de Mexico S.A. ADR                 1,349,569
                                                          -----------
                                                            8,326,086
                                                          -----------
PANAMA -- 0.6%
  Banks -- 0.6%
    13,800     Banco Latinoamericano de
                 Exportaciones S.A.                           369,150
                                                          -----------
PEOPLE'S REPUBLIC OF CHINA -- 1.3%
  Household Products -- 1.3%
   770,000     Guandong Kelon Elec. Hldgs.                    898,165
                                                          -----------
PERU -- 1.3%
  Mining -- 0.5%
    20,700     Comp. de Minas Buenaventura ADR                316,969
  Telecommunications -- 0.8%
    36,200     Telefonica del Peru S.A. ADR                   547,525
                                                          -----------
                                                              864,494
                                                          -----------
PHILIPPINES -- 0.0%
  Food and Beverage -- 0.0%
    68,368     RFM Corp.                                        8,894
                                                          -----------
POLAND -- 5.6%
  Banks -- 2.4%
    60,000     Bank Handlowy Warsaw*                          832,803
    23,770     Bank Roswoju Eksport                           747,637
  Electrical Equipment -- 1.1%
    53,900     Elektrim*                                      761,862
  Media -- 0.6%
    31,900     Agora S.A. GDR*                                371,635
  Metals -- 0.8%
    86,000     KGHM Polska Miedz*                             540,991
  Telecommunications -- 0.7%
    70,000     Telekomunikacja Polska GDR*                    498,750
                                                          -----------
                                                            3,753,678
                                                          -----------
SOUTH AFRICA -- 5.9%
  Consumer Goods -- 1.4%
   237,000     Ellerine Hldgs.                                942,658
  Electronic Equipment -- 1.3%
    32,000     MIH Ltd. Tortola*                              848,000
  Metals -- 0.6%
   170,000     Gold Fields of South Africa*                   326,815
   139,800     Northam Platinum*                              112,137
  Miscellaneous-Financial -- 1.2%
    16,500     Anglo American Corp.
                 of South Africa                              771,130
  Tobacco -- 1.4%
    48,000     Compagnie Financiere Richemont AG*             932,317
                                                          -----------
                                                            3,933,057
                                                          -----------
SOUTH KOREA -- 16.4%
  Banks -- 1.2%
    38,000     Kookmin Bank GDR*                              779,000
  Conglomerates -- 2.2%
    63,000     Samsung Co.*                                 1,480,432
  Constructions -- 1.5%
    17,000     Tae Young Corp.*                               969,330

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited) (Continued)

Shares                                                          Value
---------------------------------------------------------------------
  Electronic Equipment -- 3.1%
    77,000     Comtec System*                             $   681,857
    78,750     Sam Hwa Electronics Co.                      1,408,315
  Financial Services -- 0.8%
    30,000     Dongwon Securities                             552,052
  Retail-Apparel -- 1.7%
   420,000     Younggone Corp.                              1,124,838
  Telecommunications -- 5.9%
    21,000     LG Information & Comm.*                      1,553,002
   139,000     SK Telecom. Ltd. ADR*                        2,363,000
                                                          -----------
                                                           10,911,826
                                                          -----------
TAIWAN -- 9.1%
  Banks -- 0.9%
   327,000     First Commercial Bank*                         622,616
        92     ICBC                                               119
  Drugs and Health Care -- 0.6%
   531,000     Test Rite Int'l.*                              369,892
  Electronics and Instruments -- 5.2%
   230,000     Accton Technology Corp.*                       523,375
   105,000     Hon Hai Precision*                             949,226
   235,200     Taiwan Secom                                   506,080
   194,340     Taiwan Semiconductor*                          743,065
   354,200     United Micro Electronic                        762,133
  Insurance -- 0.7%
   134,000     Cathay Life Insurance Co. Ltd.                 481,238
  Miscellaneous-Cons. Growth Cyclical -- 0.5%
   150,000     Lee Chi Enterprises Co. Ltd.*                  336,687
  Real Estate -- 1.2%
   303,000     China Development*                             755,155
                                                          -----------
                                                            6,049,586
                                                          -----------
THAILAND -- 2.1%
  Banks -- 0.8%
   267,000     Siam Commercial Bank*                          329,451
   267,000     Siam Commercial Bank (warrants)*               171,966
  Real Estate -- 1.3%
 1,523,300     Olden Land Ppty.*                              898,489
                                                          -----------
                                                            1,399,906
                                                          -----------
TURKEY -- 0.6%
  Banks -- 0.6%
    79,171     Haci Omer Sabanci Hldgs. S.A. ADR              429,503
                                                          -----------
UNITED KINGDOM -- 0.4%
  Mutual Funds -- 0.4%
    13,000     East Europe Development Fund*                  278,553
                                                          -----------
TOTAL COMMON STOCKS
  (Cost $51,825,856)                                       62,315,292
                                                          -----------
------------------------
PREFERRED STOCKS -- 0.8%
------------------------
    94,000     Confeccoes Guararapes S.A.                 $   143,349
 3,200,000     Telecom. de Sao Paolo S.A.                     379,554
                                                          -----------

TOTAL PREFERRED STOCKS
  (Cost $1,047,060)                                           522,903
                                                          -----------

----------------------------
REPURCHASE AGREEMENT -- 2.9%
----------------------------

Principal
Amount                                                          Value
---------------------------------------------------------------------
$1,965,000     State Street Bank & Trust Co.
               repurchase agreement, dated
               6/30/99, maturity value
               $1,965,218 at 4.00% due 7/1/99
               (collateralized by $2,010,000
               U.S. Treasury Notes, 5.50%
               due 2/29/00)                               $ 1,965,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
  (Cost $1,965,000)                                         1,965,000
                                                          -----------

TOTAL INVESTMENTS -- 97.1%
  (Cost $54,837,916)                                       64,803,195

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.9%                           1,937,565
                                                          -----------

NET ASSETS -- 100.0%                                      $66,740,760
                                                          ===========
Glossary of terms:

ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
90

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
        Investments, at market (cost $54,837,916)                  $ 64,803,195
        Cash                                                                 17
        Foreign currency (cost $1,699,050)                            1,698,263
        Receivable for fund shares sold                                 924,338
        Dividends receivable                                            270,056
        Interest receivable                                                 218
        Deferred organization expenses                                      149
                                                                   ------------
        TOTAL ASSETS                                                 67,696,236
                                                                   ------------

LIABILITIES
        Payable for securities purchased                                460,178
        Accrued expenses                                                212,260
        Payable for fund shares redeemed                                 53,210
        Due to affiliates                                               229,828
                                                                   ------------
        TOTAL LIABILITIES                                               955,476
                                                                   ------------
          NET ASSETS                                               $ 66,740,760
                                                                   ============

COMPONENTS OF NET ASSETS Capital stock, at par                     $    698,469
        Additional paid-in capital                                   70,736,439
        Distributions in excess of net investment income                (27,371)
        Distributions in excess of net realized loss on
          investments and foreign currency
          related transactions                                      (14,584,500)
        Net unrealized appreciation of investments
          and translation of other assets and
          liabilities denominated in foreign currencies               9,917,723
                                                                   ------------
        NET ASSETS                                                 $ 66,740,760
                                                                   ============

        Shares Outstanding -- $0.10 par value                         6,984,686
                                                                   ------------

        NET ASSET VALUE PER SHARE                                  $       9.56
                                                                   ============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
        Dividends                                                  $    674,201
        Interest                                                         51,106
        Less: Foreign tax withheld                                     (312,560)
                                                                   ------------
        Total Income                                                    412,747
                                                                   ------------

Expenses:
        Investment advisory fees -- Note B                              270,733
        Custodian fees                                                  101,963
        Printing expense                                                 13,386
        Audit fees                                                       10,500
        Directors' fees -- Note B                                         6,250
        Registration fees                                                 3,500
        Legal fees                                                          509
        Deferred organization expense                                       252
        Other                                                               350
                                                                   ------------
        Total Expenses                                                  407,443
                                                                   ------------

        Net Investment Income                                             5,304
                                                                   ------------

Realized and Unrealized Gain/(Loss) on
 Investments and Foreign Currencies -- Note C
        Net realized gain on investments -- Note A                      436,213
        Net realized loss on foreign currency related
          transactions -- Note A                                       (164,511)
        Net change in unrealized depreciation of
          investments -- Note C                                      14,295,080
        Net change in unrealized depreciation from
          translation of other assets and liabilities
          denominated in foreign currencies -- Note C                   (43,090)
                                                                   ------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                 14,523,692
                                                                   ------------
Net Increase in Net Assets
  from Operations                                                  $ 14,528,996
                                                                   ============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                              Six Months      Year Ended
                                                                   Ended    December 31,
                                                           June 30, 1999            1998
                                                             (Unaudited)       (Audited)
                                                           -------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                   $      5,304    $    754,935
    Net realized gain/(loss) on investments and foreign
      currency related transactions                              271,702     (13,850,318)
    Net change in unrealized appreciation/(depreciation)
      on investments and  translation of other assets and
      liabilities denominated in foreign currencies           14,251,990      (7,925,022)
                                                            ------------    ------------
    Net Increase/(Decrease) in Net Assets from Operations     14,528,996     (21,020,405)
                                                            ------------    ------------

  Distributions to Shareholders from:
    Tax return of capital                                             --        (481,281)
                                                            ------------    ------------
      Total Distributions to Shareholders                             --        (481,281)
                                                            ------------    ------------

  From Capital Share Transactions:
    Increase/(Decrease) in net assets from capital
      share transactions -- Note E                             1,548,203     (14,848,462)
                                                            ------------    ------------
      Net Increase/(Decrease) in Net Assets                   16,077,199     (36,350,148)

  Net Assets:
    Beginning of period                                       50,663,561      87,013,709
                                                            ------------    ------------
    End of period*                                          $ 66,740,760    $ 50,663,561
                                                            ============    ============
* Includes distributions in excess of net investment
  income of:                                                $    (27,371)   $    (32,675)

                       See notes to financial statements.


--------------------------------------------------------------------------------
92

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                                     October 17,
                                                    Six Months                                                         1994* to
                                                      Ended               Year Ended December 31, (Audited)          December 31,
                                                  June 30, 1999    -----------------------------------------------       1994
                                                   (Unaudited)       1998         1997         1996         1995       (Audited)
                                                   -----------------------------------------------------------------------------
Net asset value,
  beginning of period ...........................   $   7.39       $  10.17     $  10.54     $   8.46     $   8.68     $   9.87
                                                    --------       --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income/(loss) ..................         --           0.09         0.09         0.07         0.07        (0.01)
  Net realized and unrealized gain/(loss) on
    investments and translation of other
    assets and liabilities denominated in
    foreign currency ............................       2.17          (2.81)        0.12         2.01        (0.12)       (1.17)
                                                    --------       --------     --------     --------     --------     --------
  Net increase/(decrease) from investment
    operations ..................................       2.17          (2.72)        0.21         2.08        (0.05)       (1.18)
                                                    --------       --------     --------     --------     --------     --------
Dividends and Distributions to Shareholders from:
  Net investment income .........................         --             --        (0.06)          --        (0.07)       (0.01)
  Distributions in excess of
    net investment income .......................         --             --           --           --        (0.10)          --
  Net realized gain on investments and
    foreign currency related transactions .......                        --           --        (0.33)          --           --
  In excess of net realized gain
    on investments ..............................         --             --        (0.19)          --           --           --
  Tax return of capital .........................         --          (0.06)          --           --           --           --
                                                    --------       --------     --------     --------     --------     --------
  Total dividends and distributions .............         --          (0.06)       (0.58)          --        (0.17)       (0.01)
                                                    --------       --------     --------     --------     --------     --------
Net asset value, end of period ..................   $   9.56       $   7.39     $  10.17     $  10.54     $   8.46     $   8.68
                                                    --------       --------     --------     --------     --------     --------

Total return(a) .................................      29.36%        (26.77)%       1.97%       24.59%       (0.60)%     (11.97)%
                                                    --------       --------     --------     --------     --------     --------
Ratios/supplemental data:
  Net assets, end of period (000's omitted) .....   $ 66,741       $ 50,664     $ 87,014     $ 67,062     $ 34,218     $ 24,069
  Ratio of expenses to average net assets .......       1.50%(b)       1.49%        1.40%        1.53%        1.67%        2.28%(b)
  Ratio of net investment income to average
    net assets ..................................       0.02%(b)       1.16%        0.76%        0.85%        0.89%        0.94%(b)
  Portfolio turnover rate .......................         61%            69%          64%          46%          52%          --

*     Commencement of public offering of the Fund's shares.

(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

----------------------
COMMON STOCKS -- 92.1%
----------------------
Shares                                                          Value
---------------------------------------------------------------------
Aerospace and Defense -- 0.5%
    11,200     Alliant Techsystems, Inc.*                $    968,800
                                                         ------------
Appliance and Furniture -- 1.9%
    86,850     Ethan Allen Interiors, Inc.                  3,278,588
    11,300     Furniture Brands Int'l., Inc.*                 314,988
                                                         ------------
                                                            3,593,576
                                                         ------------
Biotechnology -- 2.2%
    90,600     Biomatrix, Inc.*                             1,959,225
    80,000     The Liposome Co., Inc.*                      1,530,000
    10,000     Sepracor, Inc.*                                812,500
                                                         ------------
                                                            4,301,725
                                                         ------------
Broadcasting -- 5.1%
    60,000     Adelphia Communications Corp.*               3,817,500
    62,800     Citadel Communications Corp.*                2,272,575
    12,600     Entercom Communications Corp.*                 538,650
    34,200     Jones Intercable, Inc.*                      1,675,800
    25,100     TCA Cable TV, Inc.                           1,393,050
                                                         ------------
                                                            9,697,575
                                                         ------------
Building Materials and Homebuilders -- 12.2%
    35,000     Coachmen Industries, Inc.                      813,750
    58,000     Crossman Communities, Inc.*                  1,685,625
    73,000     D. R. Horton, Inc.                           1,213,625
   138,000     Engle Homes, Inc.                            1,897,500
    64,200     Juno Lighting, Inc.                          1,574,906
    58,000     Lafarge Corp.                                2,055,375
    38,500     Lennar Corp.                                   924,000
    61,600     Lone Star Industries, Inc.                   2,313,850
    51,000     M.D.C. Hldgs., Inc.*                         1,096,500
    89,700     Monaco Coach Corp.*                          3,795,431
    47,550     National RV Hldgs., Inc.*                    1,153,087
    30,900     Southdown, Inc.                              1,985,325
    82,000     Thor Industries, Inc.                        2,326,750
    55,000     U.S. Concrete, Inc.*                           522,500
                                                         ------------
                                                           23,358,224
                                                         ------------
Capital Goods-Miscellaneous Technology -- 10.4%
    31,000     24/7 Media, Inc.*                            1,193,500
    26,000     Abovenet Communications, Inc.*               1,049,750
    47,900     AFC Cable Systems, Inc.*                     1,691,469
     1,900     Ask Jeeves, Inc.*                               26,600
    18,336     At Home Corp.*                                 988,998
    10,600     CMGI, Inc.*                                  1,209,063
     6,200     CNET, Inc.*                                    357,275
    17,200     Critical Path, Inc.*                           951,375
    11,000     Exodus Communications, Inc.*                 1,319,312
     2,500     Flycast Communicatons Corp.*                    47,813
    15,000     Infoseek Corp.*                                719,063
    10,700     Lycos, Inc.*                                   983,062
       250     Media Metrix, Inc.*                             13,313
    18,000     MindSpring Enterprises, Inc.*                  797,625
    31,600     National Computer Systems, Inc.              1,066,500
    14,000     Network Solutions, Inc.*                     1,107,750
    17,000     Profit Recovery Group Int'l., Inc.*            804,313
    25,000     TheStreet.com, Inc.*                           900,000
    60,000     US Web Corp.*                                1,331,250
    66,800     Xircom, Inc.*                                2,008,175
     6,091     Yahoo, Inc.*                                 1,049,175
    25,000     Ziplink, Inc.*                                 312,500
                                                         ------------
                                                           19,927,881
                                                         ------------
Chemicals -- 1.5%
    28,500     MacDermid, Inc.                              1,325,250
    59,000     Myers Industries, Inc.                       1,180,000
    20,400     Tredegar Industries, Inc.                      443,700
                                                         ------------
                                                            2,948,950
                                                         ------------
Computer Software -- 4.8%
     7,500     Inktomi Corp.*                                 986,250
     9,400     Intuit, Inc.*                                  847,175
    38,000     Legato Systems, Inc.*                        2,194,500
    35,000     Macromedia, Inc.*                            1,233,750
    25,000     Network Appliance, Inc.*                     1,396,875
    21,700     Pervasive Software, Inc.*                      539,787
     8,000     RealNetworks, Inc.*                            551,000
     2,500     Silknet Software, Inc.*                        101,250
    14,400     VeriSign, Inc.*                              1,242,000
                                                         ------------
                                                            9,092,587
                                                         ------------
Computer Systems -- 0.7%
     9,500     Henry Jack & Associates, Inc.                  372,875
    65,000     The Intercept Group, Inc.*                   1,007,500
                                                         ------------
                                                            1,380,375
                                                         ------------
Drugs and Hospitals -- 1.4%
     6,000     Andrx Corp.*                                   462,750
    32,000     King Pharmaceuticals, Inc.*                    828,000
    59,350     United Payors & United Prov., Inc.*          1,376,178
                                                         ------------
                                                            2,666,928
                                                         ------------
Electrical Equipment -- 0.6%
    36,600     Plexus Corp.*                                1,102,575
                                                         ------------
Financial-Banks -- 7.1%
    28,300     Cullen Frost Bankers, Inc.*                    780,019
    31,500     Gold Banc Corp., Inc.*                         413,437
    52,000     Hudson United Bancorp                        1,592,500
     3,700     M & T Bank Corp.                             2,035,000
    15,000     MECH Financial, Inc.                           562,500
    36,000     National Commerce Bancorp.                     787,500
    75,200     North Fork Bancorp                           1,602,700
    26,500     U.S. Trust Corp.                             2,451,250
    58,800     Valley National Bancorp                      1,690,500
    28,000     Zions Bancorp                                1,778,000
                                                         ------------
                                                           13,693,406
                                                         ------------
Financial-Other -- 3.6%
    24,000     Dain Rauscher Corp.                          1,299,000
    21,800     DLJ Direct*                                    643,100

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
94

--------------------------------------------------------------------------------

Shares                                                          Value
---------------------------------------------------------------------
    35,000     Hambrecht & Quist Group, Inc.*             $ 1,299,375
     6,100     Investment Technology Group, Inc.              197,487
     6,100     Jefferies Group, Inc.                          183,000
    34,000     Morgan Keegan, Inc.                            643,875
    22,700     Knight/Trimark Group, Inc.*                  1,369,094
    28,000     Ragen MacKenzie Group, Inc.*                   332,500
    14,000     Southwest Securities Group, Inc.             1,004,500
                                                         ------------
                                                            6,971,931
                                                         ------------
Financial-Thrift -- 1.7%
    27,500     BankAtlantic Bancorp, Inc.                     199,375
    10,800     Coast Federal Litigation Trust*                 11,475
   105,348     Peoples Heritage Financial Group             1,981,859
    40,000     Waddell & Reed Financial, Inc.               1,097,500
                                                         ------------
                                                            3,290,209
                                                         ------------
Food, Beverage and Tobacco -- 2.6%
    31,300     Adolph Coors Co.                             1,549,350
    35,600     Earthgrains Co.                                918,925
    50,000     Pepsi Bottling Group, Inc.                   1,153,125
    15,000     Ralcorp Hldgs., Inc.*                          240,937
    37,600     Ruby Tuesday, Inc.                             714,400
    10,520     Tootsie Roll Industries, Inc.                  406,335
                                                         ------------
                                                            4,983,072
                                                         ------------
Household Products -- 0.1%
    30,400     Home Products Int'l., Inc.*                    258,400
                                                         ------------
Insurance -- 3.1%
    19,500     Arthur J. Gallagher & Co.                      965,250
    18,000     Chicago Title Corp.                            642,375
     7,600     Financial Sec. Assur. Hldgs. Ltd.              395,200
     7,000     Markel Corp.*                                1,309,000
    16,500     Reinsurance Group of America                   552,750
    46,000     State Auto Financial Corp.                     621,000
    66,600     Stewart Information Svcs. Corp.              1,406,925
                                                         ------------
                                                            5,892,500
                                                         ------------
Machinery and Equipment -- 1.4%
    91,000     JLG Industries, Inc.                         1,854,125
    27,800     Terex Corp.*                                   846,163
                                                         ------------
                                                            2,700,288
                                                         ------------
Merchandising-Food -- 0.9%
   152,600     Grand Union Co.*                             1,649,987
                                                         ------------
Merchandising-Special -- 7.1%
    21,200     Abercrombie & Fitch Co.*                     1,017,600
    56,000     Ames Department Stores, Inc.*                2,555,000
    20,000     Ann Taylor Stores Corp.*                       900,000
    25,000     Barnes & Noble, Inc.*                          450,000
    96,100     BJ's Wholesale Club, Inc.*                   2,889,006
     6,000     EToys, Inc.*                                   244,500
    34,500     Insight Enterprises, Inc.*                     853,875
    15,700     JAKKS Pacific, Inc.*                           468,056
    20,000     Miami Computer Supplies*                       377,500
    56,700     PC Connection, Inc.*                           683,944
    33,000     Trans World Entertainment Corp.*               371,250
    70,300     Zale Corp.*                                  2,812,000
                                                         ------------
                                                           13,622,731
                                                         ------------
Metals-Steel -- 0.2%
    64,000     Armco, Inc.*                                   424,000
                                                         ------------
Miscellaneous-Consumer Growth Cyclical -- 4.1%
   100,000     Avis Rent A Car, Inc.*                       2,912,500
    15,100     Hertz Corp.*                                   936,200
   135,000     Nielsen Media Research, Inc.*                3,948,750
                                                         ------------
                                                            7,797,450
                                                         ------------
Miscellaneous-Consumer Growth Staples -- 3.7%
    68,000     A.C. Nielsen Corp.*                          2,057,000
    44,900     Innotrac Corp.*                                909,225
    65,000     Optimal Robotics Corp.*                        645,937
    95,100     Valassis Communications, Inc.*               3,483,037
                                                         ------------
                                                            7,095,199
                                                         ------------
Oil and Gas Producing -- 0.6%
    31,600     Louis Dreyfus Natural Gas Corp.*               681,375
    19,500     Newfield Exploration Co.*                      554,531
                                                         ------------
                                                            1,235,906
                                                         ------------
Oil and Gas Services -- 1.5%
    62,900     B.J. Svcs. Co.*                              1,851,619
    60,000     Veritas DGC, Inc.*                           1,098,750
                                                         ------------
                                                            2,950,369
                                                         ------------
Real Estate Investment Trust -- 3.9%
    48,000     Brandywine Realty Trust                        951,000
    35,000     Camden Ppty. Trust                             971,250
    47,000     Colonial Pptys. Trust, Inc.                  1,327,750
    40,000     Kilroy Realty Corp.                            975,000
    49,000     Mills Corp.                                  1,062,688
    94,200     Mission West Pptys., Inc.*                     777,150
    45,000     Prison Realty Corp.                            441,562
    30,000     Weeks Corp.*                                   915,000
                                                         ------------
                                                            7,421,400
                                                         ------------
Semiconductors -- 3.0%
    46,000     Advanced Micro Devices, Inc.*                  830,875
    16,400     KLA-Tencor Corp.*                            1,063,950
    14,000     QLogic Corp.*                                1,848,000
    36,000     Xilinx, Inc.*                                2,061,000
                                                         ------------
                                                            5,803,825
                                                         ------------
Textile-Apparel and Production -- 1.7%
    29,000     Mohawk Industries, Inc.*                       880,875
    65,000     Shaw Industries, Inc.*                       1,072,500
    40,000     Tropical Sportswear Int'l. Corp.*            1,275,000
                                                         ------------
                                                            3,228,375
                                                         ------------
Transportation-Miscellaneous -- 0.2%
    13,200     Sea Containers Ltd.                            443,025
                                                         ------------
Utilities-Gas and Electric -- 2.4%
    28,000     Calpine Corp.*                               1,512,000
     9,000     Central Hudson Gas & Elec. Corp.               378,000

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited) (Continued)

Shares                                                          Value
---------------------------------------------------------------------
    35,800     IPALCO Enterprises                          $  758,513
     5,500     Otter Tail Power Co.                           212,094
    23,000     SIGCORP, Inc.                                  651,188
    31,000     TNP Enterprises, Inc.                        1,123,750
                                                         ------------
                                                            4,635,545
                                                         ------------
Utilities-Telecommunications -- 1.4%
    44,000     Commscope, Inc.*                             1,353,000
    60,000     Primus Telecomm. Group, Inc.*                1,346,250
                                                         ------------
                                                            2,699,250
                                                         ------------
Utilities-Water -- 0.5%
    19,000     E'Town Corp.                                   869,250
                                                         ------------
TOTAL COMMON STOCKS
  (Cost $152,302,652)                                     176,705,314
                                                         ------------

----------------------------
REPURCHASE AGREEMENT -- 6.9%
----------------------------

Principal
Amount                                                          Value
---------------------------------------------------------------------
$ 13,263,000   State Street Bank & Trust Co.
               repurchase agreement, dated
               6/30/99, maturity value
               $13,264,794 at 4.87% due
               7/1/99 (collateralized by
               $13,535,000 Federal National
               Mortgage Assn. Notes,
               5.25% due 1/15/03)                        $ 13,263,000
                                                         ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $13,263,000)                                       13,263,000
                                                         ------------

TOTAL INVESTMENTS -- 99.0%
  (Cost $165,565,652)                                     189,968,314

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 1.0%                           1,846,645
                                                         ------------

NET ASSETS -- 100.0%                                    $ 191,814,959
                                                        =============

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
96

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
   Investments, at market (cost $165,565,652)                     $ 189,968,314
   Cash                                                                     417
   Receivable for securities sold                                     4,087,846
   Dividends receivable                                                 113,488
   Receivable for fund shares sold                                       48,354
   Interest receivable                                                    1,794
   Other assets                                                             468
                                                                  -------------
   TOTAL ASSETS                                                     194,220,681
                                                                  -------------

LIABILITIES
   Payable for securities purchased                                   1,995,780
   Accrued expenses                                                      30,726
   Payable for fund shares redeemed                                       2,600
   Due to affiliates                                                    376,616
                                                                  -------------
   TOTAL LIABILITIES                                                  2,405,722
                                                                  -------------
     NET ASSETS                                                   $ 191,814,959
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   1,510,630
   Additional paid-in capital                                       184,559,353
   Undistributed net investment income                                   65,732
   Accumulated net realized loss
     on investments                                                 (18,723,418)
   Net unrealized appreciation of investments                        24,402,662
                                                                  -------------
     NET ASSETS                                                   $ 191,814,959
                                                                  =============

   Shares Outstanding -- $0.10 par value                             15,106,302
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       12.70
                                                                  =============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED
June 30, 1999 (Unaudited)

Investment Income:
   Dividends                                                      $     585,142
   Interest                                                             300,443
                                                                  -------------
   Total Income                                                         885,585
                                                                  -------------

Expenses:
   Investment advisory fees -- Note B                                   677,667
   Custodian fees                                                        43,905
   Printing expense                                                      15,701
   Audit fees                                                             8,750
   Directors' fees -- Note B                                              6,250
   Legal fees                                                               600
   Other                                                                    350
   Registration fees                                                        200
   Deferred organization expense                                            148
                                                                  -------------
   Total Expenses                                                       753,571
                                                                  -------------

   Net Investment Income                                                132,014
                                                                  -------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note C
   Net realized loss on investments -- Note A                        (6,639,273)
   Net change in unrealized appreciation of
    investments -- Note C                                             5,614,122
                                                                  -------------

Net Realized and Unrealized Loss
  on Investments                                                     (1,025,151)
                                                                  -------------
Net Decrease in Net Assets
  from Operations                                                 $    (893,137)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Six Months       Year Ended
                                                                                      Ended     December 31,
                                                                              June 30, 1999             1998
                                                                                (Unaudited)        (Audited)
                                                                              -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
  Net investment income                                                       $     132,014    $     182,802
  Net realized loss on investments                                               (6,639,273)     (12,128,562)
  Net change in unrealized appreciation of investments                            5,614,122       11,582,495
                                                                              -------------    -------------
    Net Decrease in Net Assets from Operations                                     (893,137)        (363,265)
                                                                              -------------    -------------
 Dividends and Distributions to Shareholders from:
  Net investment income                                                             (66,282)        (181,463)
  Net realized gain on investments                                                       --         (848,131)
                                                                              -------------    -------------
    Total Dividends and Distributions to Shareholders                               (66,282)      (1,029,594)
                                                                              -------------    -------------
 From Capital Share Transactions:
  Increase/(Decrease) in net assets from capital share transactions--Note E        (818,523)     107,236,357
                                                                              -------------    -------------
    Net Increase/(Decrease) in Net Assets                                        (1,777,942)     105,843,498

 Net Assets:
  Beginning of period                                                           193,592,901       87,749,403
                                                                              -------------    -------------
  End of period*                                                              $ 191,814,959    $ 193,592,901
                                                                              =============    =============

   * Includes undistributed net investment income of:                         $      65,732    $          --

                       See notes to financial statements.


--------------------------------------------------------------------------------
98

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                     Six Months         Year Ended     April 2, 1997*
                                                       Ended           December 31,   to December 31,
                                                   June 30, 1999          1998             1997
                                                    (Unaudited)         (Audited)        (Audited)
                                                    -------------------------------------------------
Net asset value,
  beginning of period ...........................   $     12.74        $     13.63     $     10.00
                                                    -----------        -----------     -----------
Income from investment
  operations:
  Net investment
    income ......................................          0.01               0.01            0.03
  Net realized and
    unrealized gain/
    (loss) on investments .......................         (0.05)             (0.79)           3.80
                                                    -----------        -----------     -----------
  Net increase/(decrease)
    from investment operations ..................         (0.04)             (0.78)           3.83
                                                    -----------        -----------     -----------

Dividends and Distributions to Shareholders from:
  Net investment income .........................            --              (0.01)          (0.03)
  Net realized gain .............................            --              (0.10)          (0.17)
                                                    -----------        -----------     -----------
  Total dividends and
    distributions ...............................            --              (0.11)          (0.20)
                                                    -----------        -----------     -----------
Net asset value, end of
  period ........................................   $     12.70        $     12.74     $     13.63
                                                    -----------        -----------     -----------

Total return(a) .................................         (0.28)%            (5.75)%         38.32%
                                                    -----------        -----------     -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .............................   $   191,815        $   193,593     $    87,749
  Ratio of expenses to
    average net assets ..........................          0.83%(b)           0.89%           0.96%(b)
  Ratio of net investment
    income to average net assets ................          0.04%(b)           0.17%           0.48%(b)
  Portfolio turnover rate .......................            52%                59%             22%

*     Commencement of operations.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

---------------------------------------------
Note A - Organization and Accounting Policies
---------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). The Funds are available for investment only through certain variable annuity and variable life insurance contracts issued by GIAC.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropiate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.


--------------------------------------------------------------------------------
100

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividends on foreign securities are recorded when the Funds are informed of the dividend.

Taxes

      Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

------------------------------------------
Note B -- Investment Management Agreements
          and Payments to Related Parties
------------------------------------------

BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

--------------------------------
Note C - Investment Transactions
--------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1999 were as follows:

                                  BGIF               BGEMF              GSCSF
                                  ----               -----              -----
Purchases .............       $203,432,757       $ 32,862,139       $ 89,448,896
Proceeds ..............       $188,610,501       $ 31,740,929       $ 90,268,852

      The cost of investments owned at June 30, 1999 for federal income tax purposes for BGIF, BGEMF and GSCSF are the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 1999 were as follows:

                                   BGIF              BGEMF              GSCSF
                                   ----              -----              -----
Gross Appreciation ........   $172,018,502       $ 13,400,853      $ 30,777,341
Gross Depreciation ........    (17,851,484)        (3,435,574)       (6,374,679)
                              ------------       ------------      ------------
    Net Unrealized
      Appreciation            $154,167,018       $  9,965,279      $ 24,402,662
                              ============       ============      ============

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

------------------------------
Note D - Repurchase Agreements
------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds.


--------------------------------------------------------------------------------
102

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

--------------------------------------
Note E - Transactions in Capital Stock
--------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                        Six Months Ended     Year Ended   Six Months Ended       Year Ended
                                                June 30,   December 31,           June 30,     December 31,
                                                    1999           1998               1999             1998
                                             (Unaudited)      (Audited)        (Unaudited)        (Audited)
------------------------------------------------------------------------------------------------------------
                                                       Shares                            Amount
------------------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund
Shares sold                                    2,239,730      6,525,306      $  47,032,992    $ 133,897,400
Shares issued in reinvestment of
  dividends and distributions                    453,011      1,785,599          9,721,626       37,426,471
Shares repurchased                            (2,331,607)    (5,068,012)       (48,803,421)    (103,165,394)
------------------------------------------------------------------------------------------------------------
  Net increase                                   361,134      3,242,893      $   7,951,197    $  68,158,477
------------------------------------------------------------------------------------------------------------

o Baillie Gifford Emerging Markets Fund
Shares sold                                    1,354,111      1,108,146      $  11,555,406    $   9,553,044
Shares issued in reinvestment of
  distributions                                       --         58,765                 --          481,282
Shares repurchased                            (1,225,803)    (2,863,295)       (10,007,203)     (24,882,788)
------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                        128,308     (1,696,384)     $   1,548,203    $ (14,848,462)
------------------------------------------------------------------------------------------------------------

o The Guardian Small Cap Stock Fund
Shares sold                                    1,758,293     11,667,174      $  21,117,800    $ 145,794,573
Shares issued in reinvestment of
  dividends and distributions                      5,371         73,035             66,282        1,029,594
Shares repurchased                            (1,849,271)    (2,987,585)       (22,002,605)     (39,587,810)
------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                        (85,607)     8,752,624      $    (818,523)   $ 107,236,357
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------
SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

-------------------
COMMON STOCKS-96.7%
-------------------
Shares                                                                Value
---------------------------------------------------------------------------
Advertising -- 1.6%
       180,000  Omnicom Group, Inc.                            $ 14,400,000
                                                               ------------
Air Transport -- 1.3%
       200,000  Delta Air Lines, Inc.                            11,525,000
                                                               ------------
Auto & Truck -- 0.7%
       100,000  General Motors Corp.                              6,600,000
                                                               ------------
Bank -- 5.3%
        50,000  Chase Manhattan Corp.                             4,331,250
       400,000  Mellon Bank Corp.                                14,550,000
       225,000  State Street Corp.                               19,209,375
       140,000  Zions Bancorporation                              8,890,000
                                                               ------------
                                                                 46,980,625
                                                               ------------
Bank-Midwest -- 2.0%
       270,000  Fifth Third Bancorp                              17,971,875
                                                               ------------
Computer & Peripherals -- 9.1%
       320,000  Cisco Systems, Inc.*                             20,640,000
       330,000  Dell Computer Corp.*                             12,210,000
       320,000  EMC Corp.*                                       17,600,000
       150,000  International Business Machines Corp.            19,387,500
       160,000  Sun Microsystems, Inc.*                          11,020,000
                                                               ------------
                                                                 80,857,500
                                                               ------------
Computer Software & Services -- 2.0%
       200,000  Microsoft Corp.*                                 18,037,500
                                                               ------------
Diversified Companies -- 3.3%
       100,000  AlliedSignal Inc.                                 6,300,000
       135,000  Tyco International, Ltd.                         12,791,250
       135,000  United Technologies Corp.                         9,677,813
                                                               ------------
                                                                 28,769,063
                                                               ------------
Drug -- 11.0%
       300,000  Amgen Inc.*                                      18,262,500
       150,000  Biogen, Inc.*                                     9,646,875
       125,000  Lilly (Eli) & Co.                                 8,953,125
       175,000  MedImmune, Inc.*                                 11,856,250
       180,000  Merck & Co., Inc.                                13,320,000
       100,000  Pfizer, Inc.                                     10,975,000
       275,000  Schering-Plough Corp.                            14,575,000
       140,000  Warner-Lambert Co.                                9,712,500
                                                               ------------
                                                                 97,301,250
                                                               ------------
Drugstore -- 1.1%
       200,000  CVS Corp.                                        10,150,000
                                                               ------------
Electrical Equipment -- 1.6%
       125,000  General Electric Co.                             14,125,000
                                                               ------------
Entertainment -- 2.2%
       276,000  Clear Channel Communications, Inc.*              19,026,750
                                                               ------------
Financial Services -- 5.0%
       140,000  American Express Co.                             18,217,500
       300,000  Citigroup Inc.                                   14,250,000
        75,500  Concord EFS, Inc.*                                3,194,594
       160,000  FINOVA Group, Inc. (The)                          8,420,000
                                                               ------------
                                                                 44,082,094
                                                               ------------
Food Wholesalers -- 0.8%
       170,500  USFoodservice*                                    7,267,562
                                                               ------------
Foreign Telecommunication -- 1.7%
        75,000  Vodafone AirTouch PLC (ADR)                      14,775,000
                                                               ------------
Grocery -- 1.0%
       180,000  Safeway Inc.*                                     8,910,000
                                                               ------------
Homebuilding -- 0.8%
       200,000  Centex Corp.                                      7,512,500
                                                               ------------
Hotel/Gaming -- 1.5%
       300,000  Harrah's Entertainment, Inc.*                     6,600,000
       300,000  Mandalay Resort Group*                            6,337,500
                                                               ------------
                                                                 12,937,500
                                                               ------------
Household Products -- 3.0%
        65,000  Clorox Company (The)                              6,942,812
       100,000  Colgate-Palmolive Co.                             9,875,000
       260,000  Dial Corp. (The)                                  9,668,750
                                                               ------------
                                                                 26,486,562
                                                               ------------
Insurance-Diversified -- 1.7%
       125,000  American International Group, Inc.               14,632,813
                                                               ------------
Insurance-Life -- 1.2%
       160,000  Equitable Companies, Inc. (The)                  10,720,000
                                                               ------------
Internet -- 1.9%
       150,000  American Online, Inc.*                           16,575,000
                                                               ------------
Machinery -- 1.0%
       135,000  Ingersoll-Rand Co.                                8,724,375
                                                               ------------
Medical Services -- 1.0%
       100,000  Wellpoint Health Networks Inc.*                   8,487,500
                                                               ------------
Medical Supplies -- 4.6%
       150,000  Cardinal Health, Inc.                             9,618,750
       120,000  Johnson & Johnson                                11,760,000
       250,000  Medtronic, Inc.                                  19,468,750
                                                               ------------
                                                                 40,847,500
                                                               ------------
Office Equipment & Supplies -- 1.0%
       300,000  Staples, Inc.*                                    9,281,250
                                                               ------------
Oilfield Services/Equipment -- 1.2%
       400,000  Transocean Offshore, Inc.                        10,500,000
                                                               ------------
Precision Instrument -- 0.8%
       100,000  Eastman Kodak Co.                                 6,775,000
                                                               ------------
Retail Building Supply -- 2.2%
       110,000  Home Depot, Inc. (The)                            7,088,125
       220,000  Lowe's Companies, Inc.                           12,471,250
                                                               ------------
                                                                 19,559,375
                                                               ------------
Retail-Special Lines -- 4.7%
       200,000  Bed Bath & Beyond Inc.*                           7,700,000
       200,000  Best Buy Co., Inc.*                              13,500,000
       202,500  Gap, Inc.                                        10,200,937
       200,000  Tandy Corp.                                       9,775,000
                                                               ------------
                                                                 41,175,937
                                                               ------------

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------
104

Shares                                                                Value
---------------------------------------------------------------------------
Retail Store -- 6.3%
       150,000  Costco Companies, Inc.*                        $ 12,009,375
       250,000  Dayton Hudson Corp.                              16,250,000
       200,000  Kohl's Corp.*                                    15,437,500
       250,000  Wal-Mart Stores, Inc.                            12,062,500
                                                               ------------
                                                                 55,759,375
                                                               ------------
Securities Brokerage -- 1.9%
       150,000  Schwab (Charles) Corp.                           16,481,250
                                                               ------------
Semiconductor -- 2.4%
       250,000  Intel Corp.                                      14,875,000
       100,000  Vitesse Semiconductor Corp.*                      6,743,750
                                                               ------------
                                                                 21,618,750
                                                               ------------
Telecommunications Equipment -- 5.4%
       200,000  Lucent Technologies Inc.                         13,487,500
       100,000  QUALCOMM Incorporated*                           14,350,000
       300,000  Tellabs, Inc.*                                   20,268,750
                                                               ------------
                                                                 48,106,250
                                                               ------------
Telecommunication Services -- 1.6%
       250,000  AT&T Corp.                                       13,953,125
                                                               ------------
Thrift -- 2.3%
       220,400  Federal Home Loan Mortgage Corp.                 12,783,200
       115,000  Federal National Mortgage Association             7,863,125
                                                               ------------
                                                                 20,646,325
                                                               ------------
Trucking/Transportation Leasing -- 0.5%
       120,000  CNF Transportation Inc.                           4,605,000
                                                               ------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT SECURITIES -- 96.7%
(Cost $536,843,345)                                             856,164,606
                                                               ------------


Principal
Amount                                                                Value
---------------------------------------------------------------------------
-----------------------------
REPURCHASE AGREEMENTS -- 4.2%
-----------------------------
(including accrued interest)
  $ 36,100,000  Collateralized by $25,650,000
                 U.S. Treasury Bonds 13 7/8%,
                 due 5/15/11, with a value of
                 $36,891,914 (With Morgan
                 Stanley & Co., Incorporated 4.85%,
                 dated 6/30/99, due 7/1/99,
                 delivery value $36,104,863)                   $ 36,104,863
     1,400,000  Collateralized by $1,405,000
                 U.S. Treasury Notes 6 1/2%,
                 due 5/31/01, with a value of
                 $1,437,073 (With State Street
                 Bank & Trust Company
                 4.00%, dated 6/30/99, due 7/1/99,
                 delivery value $1,400,156)                       1,400,156
                                                               ------------
TOTAL REPURCHASE AGREEMENTS
(Cost $37,505,019)                                               37,505,019
                                                               ------------
EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES -- (-0.9%)                                  (8,182,858)
                                                               ============
NET ASSETS -- 100.0%                                           $885,486,767
                                                               ============
NET ASSET VALUE
PER OUTSTANDING SHARE
($885,486,767 / 26,265,766
  shares outstanding)                                          $      33.71
                                                               ============

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS:
   Investment securities, at value
    (cost $536,843,345)                                      $ 856,164,606
   Repurchase agreements (cost $37,505,019)                     37,505,019
   Cash                                                             44,309
   Receivable for capital shares sold                              516,155
   Dividends and interest receivable                               452,875
   Prepaid insurance expenses                                       20,044
                                                             -------------
     TOTAL ASSETS                                              894,703,008
                                                             -------------
LIABILITIES:
   Payable for securities purchased                              8,182,737
   Payable for capital shares repurchased                          491,416
   Accrued expenses:
    Advisory fee                                                   344,624
    GIAC administrative service fee                                160,000
    Other                                                           37,464
                                                             -------------
     TOTAL LIABILITIES                                           9,216,241
                                                             -------------
NET ASSETS                                                   $ 885,486,767
                                                             -------------
NET ASSETS CONSIST OF:
   Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
    26,265,766 shares)                                        $ 26,265,766
   Additional paid-in capital                                  420,206,085
   Undistributed net investment income                           2,706,632
   Undistributed net realized gain on investments              116,987,023
   Net unrealized appreciation of investments                  319,321,261
                                                             -------------
NET ASSETS                                                   $ 885,486,767
                                                             =============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($885,486,767 / 26,265,766
    shares outstanding)                                      $       33.71
                                                             =============


STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
   Dividends                                                  $  2,417,286
   Interest                                                        529,351
                                                              ------------
     Total Income                                                2,946,637
                                                              ------------
Expenses:
   Investment advisory fee                                       2,089,446
   GIAC administrative service fee                                 299,604
   Custodian fees                                                   40,537
   Auditing and legal fees                                          16,465
   Directors' fees and expenses                                      7,796
   Insurance and dues                                                5,642
   Taxes and other                                                   5,612
   Printing and stationery                                             905
                                                              ------------
     Total Expenses Before Custody Credits                       2,466,007
     Less: Custody Credits                                          (2,208)
                                                              ------------
     Net Expenses                                                2,463,799
                                                              ------------
Net Investment Income                                              482,838
                                                              ------------
Net Realized and Unrealized Gain
  on Investments:
   Net realized gain                                            54,551,064
   Change in net unrealized appreciation                        30,935,585
                                                              ------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                        85,486,649
                                                              ------------
Net Increase in Net Assets from Operations                    $ 85,969,487
                                                              ============

                       See notes to financial statements.


--------------------------------------------------------------------------------
106

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1999
(Unaudited) and for the Year Ended December 31, 1998

                                                                     Six Months
                                                                          Ended       Year Ended
                                                                  June 30, 1999     December 31,
                                                                     (Unaudited)            1998
                                                                  -------------    -------------
Operations:
    Net investment income                                         $     482,838    $   2,239,792
    Net realized gain on investments                                 54,551,064       62,454,321
    Change in net unrealized appreciation                            30,935,585      117,641,538
                                                                  -------------    -------------
    Net increase in net assets from operations                       85,969,487      182,335,651
                                                                  -------------    -------------
Distributions to Shareholders:
    Net investment income                                                    --       (2,335,121)
    Net realized gain from investment transactions                           --      (45,405,144)
                                                                  -------------    -------------
    Total distributions                                                      --      (47,740,265)
                                                                  -------------    -------------
Capital Share Transactions:
    Proceeds from sale of shares                                     59,499,899       66,666,181
    Proceeds from reinvestment of distributions to shareholders              --       47,740,265
    Cost of shares repurchased                                      (75,189,769)    (153,885,228)
                                                                  -------------    -------------
    Net decrease from capital share transactions                    (15,689,870)     (39,478,782)
                                                                  -------------    -------------
Total Increase in Net Assets                                         70,279,617       95,116,604
Net Assets:
    Beginning of period                                             815,207,150      720,090,546
                                                                  -------------    -------------
    End of period                                                   885,486,767    $ 815,207,150
                                                                  =============    =============
Undistributed Net Investment Income, at End of Period                 2,706,632    $   2,223,794
                                                                  =============    =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for fed-


--------------------------------------------------------------------------------
108

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

eral income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                 Six Months
                                                   Ended
                                                  June 30,           Year Ended
                                                    1999            December 31,
                                                 (Unaudited)            1998
                                                 -----------        ------------
Shares sold                                        1,849,031          2,514,811
Shares issued in reinvestment
 of dividends and distributions                           --          1,781,353
                                                 -----------        -----------
                                                   1,849,031          4,296,164
Shares repurchased                                 2,367,584          5,730,080
                                                 -----------        -----------
Net decrease                                        (518,553)        (1,433,916)
                                                 -----------        -----------
Dividends per share from net
 investment income                               $        --        $       .09
                                                 ===========        ===========
Distributions per share from
 net realized gains                              $        --        $      1.75
                                                 ===========        ===========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                      Six Months Ended
                                                       June 30, 1999
                                                        (Unaudited)
                                                      ----------------
PURCHASES:
  Investment Securities                                $ 255,141,534
                                                       =============
SALES:
  Investment Securities                                $ 291,175,423
                                                       =============

      At June 30, 1999, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $575,437,791. The aggregate appreciation and depreciation of investments for the six months ended June 30, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $322,912,837 and $4,681,003 respectively, resulting in a net appreciation of $318,231,834.

--------------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Interested Parties
--------------------------------------------------

      An advisory fee of $2,089,446 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended June 30, 1999. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC who is also a director of the Fund was paid a fee of $1,484 for the six months ended June 30, 1999. During the six months ended June 30, 1999, the Fund paid brokerage commissions totalling $226,112 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 1999, the Fund incurred expenses of $299,604 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

FINANCIAL HIGHLIGHTS

      Selected data for a share of capital stock outstanding throughout the periods indicated:

                                               Six Months
                                                  Ended                                Years Ended December 31,
                                              June 30, 1999      -------------------------------------------------------------------
                                               (Unaudited)          1998           1997           1996            1995       1994
                                              --------------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $  30.44        $  25.52       $  24.83       $  24.25        $  17.83   $  18.52
                                                 --------        --------       --------       --------        --------   --------
   Income (loss) from investment operations:
   Net investment income ......................       .02             .09            .09            .08             .12        .10
   Net gains or losses on securities
     (both realized and unrealized) ...........      3.25            6.67           5.30           3.71            6.96       (.51)
                                                 --------        --------       --------       --------        --------   --------
   Total from investment operations ...........      3.27            6.76           5.39           3.79            7.08       (.41)
                                                 --------        --------       --------       --------        --------   --------
   Less distributions:
    Dividends from net investment income ......        --            (.09)          (.09)          (.12)           (.10)      (.01)
    Distributions from capital gains ..........        --           (1.75)         (4.61)         (3.09)           (.56)      (.27)
                                                 --------        --------       --------       --------        --------   --------
    Total distributions .......................        --           (1.84)         (4.70)         (3.21)           (.66)      (.28)
                                                 --------        --------       --------       --------        --------   --------
Net asset value, end of period ................  $  33.71        $  30.44       $  25.52       $  24.83        $  24.25   $  17.83
                                                 ========        ========       ========       ========        ========   ========
Total return** ................................     10.74+          27.47%         21.39%         17.34%          40.08%     (2.21)%
                                                 ========        ========       ========       ========        ========   ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ......  $885,487        $815,207       $720,091       $639,341        $525,449   $352,745
Ratio of operating expenses to average
  net assets ..................................       .59%(1)*        .59%(1)        .60%(1)        .59%(1)         .62%       .61%
Ratio of net investment income to average
  net assets ..................................       .11%*           .31%           .35%           .36%            .60%       .57%
Portfolio turnover rate .......................        31%+           112%            85%           141%            114%       122%

+     Not annualized
*     Annualized
(1)   Before offset of custody credits.
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.


--------------------------------------------------------------------------------
110

--------------------------------------------------------------------------------

                          Other Information (unaudited)

---------
Year 2000
---------

      Like other mutual funds, the Fund could be adversely if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

      The Year 2000 Problem is expected to impact corporations which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

----------------------
COMMON STOCKS -- 50.0%
----------------------
Shares                                                                Value
---------------------------------------------------------------------------
Advertising -- 1.2%
        48,000  Interpublic Group of Companies, Inc.         $    4,158,000
       177,000  Omnicom Group, Inc.                              14,160,000
                                                             --------------
                                                                 18,318,000
                                                             --------------
Aerospace/Defense -- 1.0%
       104,000  General Dynamics Corp.                            7,124,000
        89,000  Gulfstream Aerospace Corp.*                       6,013,062
        36,000  Litton Industries, Inc.*                          2,583,000
                                                             --------------
                                                                 15,720,062
                                                             --------------
Air Transport -- 0.7%
       180,000  Comair Holdings, Inc.                             3,746,250
        95,000  SkyWest, Inc.                                     2,369,062
       136,500  Southwest Airlines Co.                            4,248,563
                                                             --------------
                                                                 10,363,875
                                                             --------------
Alternate Energy -- 0.6%
       153,000  AES Corp.*                                        8,893,125
                                                             --------------
Apparel -- 0.2%
        51,000  Tommy Hilfiger Corp.*                             3,748,500
                                                             --------------
Bank -- 0.4%
       179,000  AmSouth Bancorporation                            4,150,562
        57,000  SouthTrust Corp.                                  2,187,375
                                                             --------------
                                                                  6,337,937
                                                             --------------
Bank-Midwest -- 1.1%
        68,000  Fifth Third Bancorp                               4,526,250
       121,000  First Tennessee National Corp.                    4,635,812
        62,000  Northern Trust Corp.                              6,014,000
        35,700  Old Kent Financial Corp.                          1,494,938
                                                             --------------
                                                                 16,671,000
                                                             --------------
Beverage-Alcoholic -- 0.2%
        62,000  Coors (Adolph) Co. Class "B"                      3,069,000
                                                             --------------
Building Materials -- 0.0%
         6,000  USG Corp.                                           336,000
                                                             --------------
Cable TV -- 1.5%
       116,000  Cablevision Systems Corp. Class "A"*              8,120,000
       190,000  Comcast Corp. Class "A"*                          7,303,125
        48,000  EchoStar Communications Corp.
                  Class "A"*                                      7,365,000
                                                             --------------
                                                                 22,788,125
                                                             --------------
Chemical-Specialty -- 0.5%
        72,000  Avery Dennison Corp.                              4,347,000
        70,000  Rohm and Haas Co.                                 3,001,250
                                                             --------------
                                                                  7,348,250
                                                             --------------
Computer & Peripherals -- 2.4%
       115,000  Adaptec, Inc.*                                    4,060,938
       219,422  Cisco Systems, Inc.*                             14,152,719
        35,000  Hewlett-Packard Co.                               3,517,500
        54,000  International Business Machines Corp.             6,979,500
       186,000  Unisys Corp.*                                     7,242,375
                                                             --------------
                                                                 35,953,032
                                                             --------------
Computer Software & Services -- 3.5%
        50,000  Adobe Systems, Inc.                               4,107,812
       123,000  American Management Systems, Inc.*                3,943,688
       101,000  Citrix Systems, Inc.*                             5,706,500
        84,000  Comverse Technology, Inc.*                        6,342,000
       101,000  Electronics For Imaging, Inc.*                    5,188,875
       174,000  Mercury Interactive Corp.*                        6,155,250
        91,000  Microsoft Corp.*                                  8,207,063
       229,500  Paychex, Inc.                                     7,315,312
        98,000  Siebel Systems, Inc.*                             6,504,750
                                                             --------------
                                                                 53,471,250
                                                             --------------
Diversified Companies -- 1.5%
        72,000  Danaher Corp.                                     4,185,000
         3,000  Textron, Inc.                                       246,938
       146,000  Tyco International, Ltd.                         13,833,500
        62,000  United Technologies Corp.                         4,444,625
                                                             --------------
                                                                 22,710,063
                                                             --------------
   Drug -- 2.7%
        88,000  Amgen Inc.*                                       5,357,000
       179,000  Biogen, Inc.*                                    11,511,938
        28,000  Bristol-Myers Squibb Co.                          1,972,250
       110,000  Forest Laboratories, Inc.*                        5,087,500
        26,000  Immunex Corp.*                                    3,313,375
       110,000  MedImmune, Inc.*                                  7,452,500
        86,000  Millennium Pharmaceuticals, Inc. *                3,096,000
        40,000  Sepracor, Inc.*                                   3,250,000
                                                             --------------
                                                                 41,040,563
                                                             --------------
Drugstore -- 0.4%
       131,000  CVS Corp.                                         6,648,250
                                                             --------------
Electrical Equipment -- 0.2%
        54,000  Semtech Corp.*                                    2,814,750
                                                             --------------
Electronics -- 2.3%
       148,000  Gemstar International Group, Ltd.*                9,657,000
        52,000  Gilat Satellite Networks Ltd.*                    2,730,000
        92,000  Lexmark International Group, Inc.
                  Class "A"*                                      6,077,750
       303,125  Symbol Technologies, Inc.                        11,177,734
        33,000  Uniphase Corp.*                                   5,478,000
                                                             --------------
                                                                 35,120,484
                                                             --------------
Entertainment -- 2.0%
       168,000  CBS Corp.*                                        7,297,500
        57,000  Chancellor Media Corp.*                           3,142,125
       143,315  Clear Channel Communications, Inc.*               9,879,778
        97,000  Time Warner, Inc.                                 7,129,500
        58,000  USA Networks, Inc.*                               2,327,250
                                                             --------------
                                                                 29,776,153
                                                             --------------
Food Processing -- 0.6%
       127,000  Quaker Oats Co. (The)                             8,429,625
                                                             --------------

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------
112

--------------------------------------------------------------------------------

Shares                                                                Value
---------------------------------------------------------------------------
Foreign Telecommunication -- 1.1%
        13,000  Nokia Corp. (ADR) Class "A"                  $    1,190,313
        53,000  Nortel Networks Corp.                             4,601,062
        53,500  Vodafone AirTouch PLC (ADR)                      10,539,500
                                                             --------------
                                                                 16,330,875
                                                             --------------
Furniture/Home Furnishings -- 0.2%
        90,000  Ethan Allen Interiors, Inc.                       3,397,500
                                                             --------------
Grocery -- 1.1%
       351,800  Kroger Co.*                                       9,828,413
       144,800  Safeway Inc.*                                     7,167,600
                                                             --------------
                                                                 16,996,013
                                                             --------------
Home Appliance -- 0.3%
        74,000  Maytag Corp.                                      5,156,875
                                                             --------------
Homebuilding -- 0.2%
        18,000  Centex Corp.                                        676,125
        75,000  Lennar Corp.                                      1,800,000
                                                             --------------
                                                                  2,476,125
                                                             --------------
Hotel/Gaming -- 0.2%
       121,000  Mandalay Resort Group*                            2,556,125
                                                             --------------
Household Products -- 0.2%
        53,000  Kimberly-Clark Corp.                              3,021,000
                                                             --------------
Insurance-Diversified -- 0.6%
        79,430  American International Group, Inc.                9,298,274
                                                             --------------
Insurance-Life -- 0.2%
        64,000  AFLAC, Inc.                                       3,064,000
                                                             --------------
Internet -- 0.4%
        38,000  America Online, Inc.*                             4,199,000
        66,000  Macromedia, Inc.*                                 2,326,500
                                                             --------------
                                                                  6,525,500
                                                             --------------
Machinery -- 0.7%
        74,000  Briggs & Stratton Corp.                           4,273,500
        93,000  Ingersoll - Rand Co.                              6,010,125
                                                             --------------
                                                                 10,283,625
                                                             --------------
Medical Services -- 0.6%
        42,000  CIGNA Corp.                                       3,738,000
        28,000  PacifiCare Health Systems, Inc.
                  Class "B"*                                      2,014,250
        46,000  WellPoint Health Networks Inc.*                   3,904,250
                                                             --------------
                                                                  9,656,500
                                                             --------------
Medical Supplies -- 2.8%
       107,000  Allergan, Inc.                                   11,877,000
        74,000  AmeriSource Health Corp. Class "A"*               1,887,000
       105,000  Boston Scientific Corp.*                          4,613,438
        58,000  Johnson & Johnson                                 5,684,000
        42,000  Stryker Corp.                                     2,525,250
       206,000  VISX, Inc.*                                      16,312,625
                                                             --------------
                                                                 42,899,313
                                                             --------------
Natural Gas-Diversified -- 1.0%
       141,000  Enron Corp.                                      11,526,750
        69,000  Williams Companies, Inc. (The)                    2,936,812
                                                             --------------
                                                                 14,463,562
                                                             --------------
Newspaper -- 0.3%
       111,000  News Corp., Ltd. (ADR)                            3,919,687
                                                             --------------
Office Equipment & Supplies -- 1.1%
       108,000  Pitney Bowes, Inc.                                6,939,000
       291,655  Staples, Inc.*                                    9,023,077
                                                             --------------
                                                                 15,962,077
                                                             --------------
Precision Instrument -- 0.4%
       104,000  Waters Corp.*                                     5,525,000
                                                             --------------
Publishing -- 0.2%
        20,000  CMGI Inc.*                                        2,281,250
        26,000  Reader's Digest Association, Inc.
                  Class "A"                                       1,033,500
                                                             --------------
                                                                  3,314,750
                                                             --------------
Recreation -- 1.0%
        40,000  Carnival Corp.                                    1,940,000
       111,000  Harley-Davidson, Inc.                             6,035,625
       174,000  Royal Caribbean Cruises, Ltd.                     7,612,500
                                                             --------------
                                                                 15,588,125
                                                             --------------
Restaurant -- 0.3%
       145,000  Brinker International, Inc.*                      3,942,187
                                                             --------------
Retail Building Supply -- 1.1%
       150,000  Home Depot, Inc. (The)                            9,665,625
       115,000  Lowe's Companies, Inc.                            6,519,063
                                                             --------------
                                                                 16,184,688
                                                             --------------
Retail-Special Lines -- 4.2%
       141,040  Abercrombie & Fitch Co. Class "A"*                6,769,920
       104,000  AnnTaylor Stores Corp.*                           4,680,000
       181,000  Bed Bath & Beyond Inc.*                           6,968,500
       153,000  Best Buy Co., Inc.*                              10,327,500
        82,000  Circuit City Stores-Circuit City Group            7,626,000
       100,500  Dollar Tree Stores, Inc.*                         4,422,000
       140,250  Gap, Inc.                                         7,065,094
        85,000  Hollywood Entertainment Corp.*                    1,662,812
         6,405  Intimate Brands, Inc. Class "A"                     303,437
        28,000  Ross Stores, Inc.                                 1,410,500
       160,000  TJX Companies, Inc. (The)                         5,330,000
        20,000  Tandy Corp.                                         977,500
        65,900  Tiffany & Co.                                     6,359,350
                                                             --------------
                                                                 63,902,613
                                                             --------------
Retail Store -- 1.8%
       126,000  Dayton Hudson Corp.                               8,190,000
       108,000  Kohl's Corp.*                                     8,336,250
       240,000  Wal-Mart Stores, Inc.                            11,580,000
                                                             --------------
                                                                 28,106,250
                                                             --------------

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited) (Continued)

Shares on
Principal
Amount                                                                Value
---------------------------------------------------------------------------
Semiconductor -- 2.7%
        78,000  Linear Technology Corp.                      $    5,245,500
        61,000  Motorola, Inc.                                    5,779,750
        95,000  PMC-Sierra, Inc.*                                 5,599,063
        55,000  QLogic Corp.*                                     7,260,000
        60,000  RF Micro Devices, Inc.*                           4,477,500
        67,500  TranSwitch Corp.*                                 3,197,812
        92,000  Vitesse Semiconductor Corp.*                      6,204,250
        60,000  Xilinx, Inc.*                                     3,435,000
                                                             --------------
                                                                 41,198,875
                                                             --------------
Telecommunications Equipment -- 1.4%
       170,000  General Instrument Corp.*                         7,225,000
        32,000  QUALCOMM Incorporated*                            4,592,000
        89,000  Scientific-Atlanta, Inc.                          3,204,000
        90,000  Tellabs, Inc.*                                    6,080,625
                                                             --------------
                                                                 21,101,625
                                                             --------------
Telecommunication Services -- 2.5%
        43,000  ALLTEL Corp.                                      3,074,500
       255,000  CenturyTel, Inc.                                 10,136,250
        41,000  Global TeleSystems Group, Inc.*                   3,321,000
        76,000  MediaOne Group, Inc.*                             5,652,500
       170,000  SBC Communications Inc.                           9,860,000
       128,000  WinStar Communications, Inc.*                     6,240,000
                                                             --------------
                                                                 38,284,250
                                                             --------------
Toiletries/Cosmetics -- 0.4%
        44,000  Avon Products, Inc.                               2,442,000
        86,000  Lauder (Estee) Companies Inc. (The)
                  Class "A"                                       4,310,750
                                                             --------------
                                                                  6,752,750
                                                             --------------
TOTAL COMMON STOCKS
(Cost $436,059,148)                                             759,466,208
                                                             --------------
----------------------------------
U.S. TREASURY OBLIGATIONS -- 18.8%
----------------------------------
  $ 45,000,000  U.S. Treasury Notes
                 4.00%, due 10/31/00                         $   44,192,700
    29,000,000  U.S. Treasury Notes
                 5.25%, due 5/31/01                              28,857,900
    30,000,000  U.S. Treasury Notes
                 5.75%, due 6/30/01                              30,111,900
    10,000,000  U.S. Treasury Notes
                 6.50%, due 5/31/02                              10,230,300
    36,500,000  U.S. Treasury Notes
                 4.75%, due 2/15/04                              34,982,330
    14,250,000  U.S. Treasury Notes
                 5.875%, due 11/15/05                            14,206,252
    14,250,000  U.S. Treasury Notes
                 5.625%, due 2/15/06                             13,997,063
    15,000,000  U.S. Treasury Notes
                 4.75%, due 11/15/08                             13,761,150
    59,500,000  U.S. Treasury Bonds
                 7.25%, due 8/15/22                              66,603,705
    30,000,000  U.S. Treasury Bonds
                 6.00%,  due 2/15/26                         $   29,239,500
                                                             --------------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $288,323,883)                                             286,182,800
                                                             --------------
-------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.6%
-------------------------------------------
  $ 13,000,000  Federal Home Loan Bank Bonds
                 5.375%, due 3/2/01                          $   12,930,450
    18,000,000  Federal Home Loan Mortgage
                 Corp. Debentures, 5.75%, due 6/15/01            17,976,420
    15,000,000  Federal Home Loan Bonds
                 5.125%, due 2/26/02                             14,710,050
    21,000,000  Federal National Mortgage
                 Association Notes,
                 5.375%, due 3/15/02                             20,710,620
    12,000,000  Federal Home Loan
                 Mortgage Corp. Debentures,
                 5.500%, due 5/15/02                             11,877,120
    13,500,000  Federal National Mortgage
                 Association Notes,
                 4.750%, due 11/14/03                            12,809,205
    44,000,000  Federal Home Loan Mortgage
                 Corp. Debentures,
                 5.000%, due 1/15/04                             42,071,480
     5,500,000  Federal National Mortgage
                 Association Notes,
                 5.125%, due 2/13/04                              5,286,655
    29,000,000  Federal National Mortgage
                 Association Notes,
                 5.625%, due 5/14/04                             28,424,930
    10,000,000  Federal National Mortgage
                 Association Notes,
                 5.750%, due 6/15/05                              9,822,200
    13,000,000  Federal National Mortgage
                 Association Notes,
                 6.500%, due 7/16/07                             13,048,490
    10,000,000  Federal National Mortgage
                 Association Notes, Pool  380188,
                 6.450%, due 4/1/08                               9,746,880
    14,000,000  Federal Home Loan Mortgage
                 Corp. Debentures,
                 5.750%, due 4/15/08                             13,393,940
    10,000,000  Federal National Mortgage
                 Association Notes,
                 5.250%, due 1/15/09                              9,168,000
                                                             --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $226,515,882)                                             221,976,440
                                                             --------------

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------
114

--------------------------------------------------------------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
-------------------------------
CORPORATE BONDS & NOTES -- 1.2%
-------------------------------
Chemical-Diversified -- 0.3%
  $  5,000,000  Goodrich (B.F.) Co. (The) Notes
                  6.45%, due 4/15/08                         $    4,761,550
                                                             --------------
Telecommunication Services -- 0.9%
     5,000,000  AirTouch Communications Inc. Notes
                6.65%,due 5/1/08                                  4,879,550
     5,000,000  MCI WorldCom, Inc. Sr. Notes
                6.40%, due 8/15/05                                4,883,900
     4,000,000  MCI WorldCom, Inc. Sr. Notes
                6.50%, due 4/15/10                                3,831,120
                                                             --------------
                                                                 13,594,570
                                                             --------------
TOTAL CORPORATE BONDS & NOTES
(Cost $18,965,259)                                               18,356,120
                                                             --------------
TOTAL INVESTMENT SECURITIES -- 84.6%
(Cost $969,864,172)                                           1,285,981,568
                                                             --------------
-------------------------------
SHORT-TERM INVESTMENTS -- 13.1%
-------------------------------
REPURCHASE AGREEMENTS -- 3.2%
(including accrued interest)
  $ 47,900,000  Collateralized by $39,840,000
                U.S. Treasury Bonds 11.125%,
                due 8/15/03, with a value of
                $48,825,924 (with State Street
                Bank & Trust Company,
                4.70%, dated 6/30/99, due 7/1/99,
                delivery value of $47,906,254)               $   47,906,254
       900,000  Collateralized by $905,000
                U.S. Treasury Notes 5.25%,
                due 1/31/01, with a value of
                $921,859, (with State Street
                Bank & Trust Company,
                4.00%, dated 6/30/99, due 7/1/99,
                delivery value $900,100)                            900,100
                                                             --------------
                                                                 48,806,354
                                                             --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.9%
   $30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.73%, due 7/1/99            $   30,000,000
    30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.830%, due 7/16/99              29,939,625
    30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.810%, due 7/19/99              29,927,850
    30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.910%, due 7/22/99              29,914,075
    30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.840%, due 7/26/99              29,899,167
                                                             --------------
                                                                149,680,717
                                                             --------------
TOTAL SHORT-TERM SECURITIES
(Cost $198,487,071)                                             198,487,071
                                                             --------------
CASH AND RECEIVABLES
LESS LIABILITIES -- 2.3%                                         35,182,859
                                                             --------------
NET ASSETS -- 100.0%                                         $1,519,651,498
                                                             ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
 ($1,519,651,498 / 54,373,946
 shares outstanding)                                         $        27.95
                                                             ==============

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
   Investment in securities, at value
    (cost $969,864,172)                                     $1,285,981,568
   Short-term investments (cost $198,487,071)                  198,487,071
   Cash                                                             95,142
   Receivable for securities sold                               43,245,837
   Interest and dividends receivable                             7,945,329
   Receivable for capital shares sold                              307,932
   Prepaid insurance expense                                        34,162
                                                            --------------
     TOTAL ASSETS                                            1,536,097,041
                                                            --------------
LIABILITIES
   Payable for securities purchased                             15,009,375
   Payable for capital shares repurchased                          546,114
   Accrued expenses:
    Advisory fee                                                   608,085
    GIAC administrative service fee                                235,000
    Other                                                           46,969
                                                            --------------
     TOTAL LIABILITIES                                          16,445,543
                                                            --------------
NET ASSETS                                                  $1,519,651,498
                                                            ==============
NET ASSETS CONSIST OF:
   Capital stock, at $0.01 par value
    (authorized unlimited, outstanding
    54,373,946 shares)                                      $      543,740
   Additional paid-in capital                                  873,609,810
   Undistributed net investment income                          25,323,729
   Undistributed net realized gain on investments              304,056,823
   Net unrealized appreciation of investments                  316,117,396
                                                            --------------
NET ASSETS                                                  $1,519,651,498
                                                            ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
   ($1,519,651,498 / 54,373,946
   shares outstanding)                                      $        27.95
                                                            ==============


STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
 Interest                                                     $ 11,646,777
 Dividends (Net of foreign withholding
   tax of $1,531) 2,491,158
                                                              ------------
     Total Income                                               14,137,935
                                                              ------------
Expenses:
 Investment advisory fee                                         3,605,108
 GIAC administrative service fee                                   457,877
 Custodian fees                                                     74,601
 Audit and legal fees                                               16,462
 Insurance and dues                                                 13,195
 Trustees' fees and expenses                                         7,797
 Printing and stationery                                               905
 Taxes and other                                                       793
                                                              ------------
   Total Expenses Before Custody Credits                         4,176,738
   Less: Custody Credits                                            (1,630)
                                                              ------------
   Net Expenses                                                  4,175,108
                                                              ------------
Net Investment Income                                            9,962,827
                                                              ------------
Net Realized and Unrealized Gain (Loss)
 On Investments:
 Net realized gain                                             224,707,883
 Net change in unrealized appreciation
  (depreciation)                                               (84,323,009)
                                                              ------------
   Net Realized Gain and Change in
     Unrealized Appreciation (Depreciation)
     on Investments                                            140,384,874
                                                              ------------
Net Increase in Net Assets from Operations                    $150,347,701
                                                              ============

                       See notes to financial statements.


--------------------------------------------------------------------------------
116

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1999
(Unaudited) and for the Year Ended December 31, 1998

                                                                       Six Months
                                                                            Ended         Year Ended
                                                                    June 30, 1999       December 31,
                                                                       (Unaudited)              1998
                                                                  ---------------    ---------------
Operations:
    Net investment income                                         $     9,962,827    $    15,682,392
    Net realized gain on investments                                  224,707,883         79,864,542
    Change in net unrealized appreciation (depreciation)              (84,323,009)       215,856,062
                                                                  ---------------    ---------------
    Net increase in net assets from operations                        150,347,701        311,402,996
                                                                  ---------------    ---------------
Distributions to Shareholders:
    Net investment income                                                      --        (35,369,549)
    Net realized gain from investment transactions                             --       (101,947,527)
                                                                  ---------------    ---------------
    Total distributions                                                        --       (137,317,076)
                                                                  ---------------    ---------------
Trust Share Transactions:
    Proceeds from sale of shares                                       57,549,365         98,680,308
    Proceeds from reinvestment of distributions to shareholders                --        137,317,076
    Cost of shares repurchased                                       (102,529,265)      (192,389,054)
                                                                  ---------------    ---------------
    Net (decrease) increase from Trust share transactions             (44,979,900)        43,608,330
                                                                  ---------------    ---------------
Total Increase in Net Assets                                          105,367,801        217,694,250

Net Assets:
    Beginning of period                                             1,414,283,697      1,196,589,447
                                                                  ---------------    ---------------
    End of period                                                 $ 1,519,651,498    $ 1,414,283,697
                                                                  ===============    ===============
Undistributed Net Investment Income, at End of Period             $    25,323,729    $    15,360,902
                                                                  ===============    ===============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the asset of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Trust's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are


--------------------------------------------------------------------------------
118

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                                Six Months
                                                   Ended
                                                  June 30,           Year Ended
                                                    1999            December 31,
                                                (unaudited)             1998
                                                ------------        ------------
Shares sold                                        2,191,039           4,261,820
Shares issued in reinvestment
 of dividends and
 distributions                                            --           6,157,716
                                                ------------        ------------
                                                   2,191,039          10,419,536
Shares repurchased                                 3,887,268           8,418,685
                                                ------------        ------------
Net (decrease) increase                           (1,696,229)          2,000,851
                                                ============        ============
Dividends per share from net
 investment income                              $         --        $        .68
                                                ============        ============
Distributions per share from
 net realized gains                             $         --        $       1.96
                                                ============        ============

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                       Six Months Ended
                                                         June 30, 1999
                                                          (unaudited)
                                                       ----------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                                     $ 435,024,097
 Other Investment Securities                               156,244,585
                                                         -------------
                                                         $ 591,268,682
                                                         =============
SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                                      $ 24,375,169
 Other Investment Securities                               762,444,468
                                                         -------------
                                                         $ 786,819,637
                                                         =============

      At June 30, 1999, the aggregate cost of investment securities and short-term securities for federal income tax purposes was $1,168,351,243. The aggregate appreciation and depreciation of investments at June 30, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $329,007,065 and $12,889,669, respectively, resulting in a net appreciation of $316,117,396.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $3,605,108 was paid or payable to the Adviser, for the six months ended June 30, 1999. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a trustee of the Trust was paid a fee of $1,484 by the Trust for the six months ended June 30, 1999. During the six months ended June 30, 1999, the Trust paid brokerage commissions totalling $373,703 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 1999, the Trust incurred expenses of $457,877 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------
120

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of stock outstanding throughout each period:

                                                      Six Months
                                                         Ended                      Years Ended December 31,
                                                     June 30, 1999      ----------------------------------------------------
                                                      (Unaudited)            1998              1997              1996
                                                     -------------      ----------------------------------------------------
Net asset value, beginning of period ...............  $    25.22        $    22.13        $    21.90        $    20.27
                                                      ----------        ----------        ----------        ----------
   Income (loss) from investment operations:
   Net investment income ...........................         .19               .30               .65               .53
   Net gains or losses on securities (both realized
    and unrealized) ................................        2.54              5.43              2.65              2.56
                                                      ----------        ----------        ----------        ----------
   Total from investment operations ................        2.73              5.73              3.30              3.09
                                                      ----------        ----------        ----------        ----------
   Less distributions:
    Dividends from net investment income ...........          --              (.68)             (.55)             (.37)
    Distributions from capital gains ...............          --             (1.96)            (2.52)            (1.09)
                                                      ----------        ----------        ----------        ----------
    Total distributions ............................          --             (2.64)            (3.07)            (1.46)
                                                      ----------        ----------        ----------        ----------
Net asset value, end of period .....................  $    27.95        $    25.22        $    22.13        $    21.90
                                                      ==========        ==========        ==========        ==========
Total return** .....................................       10.82%+          +27.45%           +15.66%           +15.87%
                                                      ==========        ==========        ==========        ==========
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ...........  $1,519,651        $1,414,284        $1,196,589        $1,072,785
Ratio of expenses to average net assets ............         .58%*(1)          .58%(1)           .59%(1)           .58%(1)
Ratio of net investment income to average
  net assets .......................................        1.38%*            1.25%             3.08%             2.70%
Portfolio turnover rate ............................          46%+             106%               58%               71%


                                                    Years Ended December 31,
                                                    -----------------------
                                                          1995       1994
                                                    -----------------------
Net asset value, beginning of period ...............   $  16.13   $  17.01
                                                       --------   --------
   Income (loss) from investment operations:
   Net investment income ...........................        .39        .26
   Net gains or losses on securities (both realized
    and unrealized) ................................       4.17      (1.09)
                                                       --------   --------
   Total from investment operations ................       4.56       (.83)
                                                       --------   --------
   Less distributions:
    Dividends from net investment income ...........       (.26)      (.01)
    Distributions from capital gains ...............       (.16)      (.04)
                                                       --------   --------
    Total distributions ............................       (.42)      (.05)
                                                       --------   --------
Net asset value, end of period .....................   $  20.27   $  16.13
                                                       ========   ========
Total return** .....................................     +28.54%     -4.88%
                                                       ========   ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ...........   $876,509   $662,721
Ratio of expenses to average net assets ............        .60%       .60%
Ratio of net investment income to average
  net assets .......................................       2.18%      1.65%
Portfolio turnover rate ............................         63%       100%

+     Not annualized
*     Annualized.
(1)   Before offset of custody credits.
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

                          Other Information (unaudited)

---------
Year 2000
---------

      Like other mutual funds, the Trust could be adversely if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

      The Year 2000 Problem is expected to impact corporations which may include issuers of portfolio securities held by the Trust, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Trust is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Trust.

                       See notes to financial statements.


--------------------------------------------------------------------------------
122

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

[LOGO] MFS INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                                                               SEMIANNUAL REPORT
                                                               JUNE 30, 1999

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) Growth with
                         Income Series

Portfolio of Investments (Unaudited) - June 30, 1999

Stocks -- 95.1%
-------------------------------------------------------------------------------------------------
Issuer                                                                    Shares            Value
-------------------------------------------------------------------------------------------------
U.S. Stocks -- 89.5%
   Aerospace -- 4.4%
     AlliedSignal, Inc.                                                   69,565      $ 4,382,595
     General Dynamics Corp.                                               22,508        1,541,798
     Lockheed-Martin Corp.                                                14,900          555,025
     Raytheon Co., "A"                                                    30,300        2,086,913
     United Technologies Corp.                                           106,710        7,649,773
                                                                                      -----------
                                                                                      $16,216,104
-------------------------------------------------------------------------------------------------
   Automotive -- 1.0%
     Federal-Mogul Corp.                                                  33,820      $ 1,758,640
     Ford Motor Co.                                                       22,730        1,282,824
     TRW, Inc.                                                            12,400          680,450
                                                                                      -----------
                                                                                      $ 3,721,914
-------------------------------------------------------------------------------------------------
   Banks and Credit Companies -- 5.2%
     Bank America Corp.                                                   47,870        3,509,469
     Chase Manhattan Corp.                                                   800           69,300
     Comerica, Inc.                                                       12,874          765,198
     Fleet Financial Group, Inc.                                           9,948          441,443
     National City Corp.                                                  12,312          806,436
     Northern Trust Corp.                                                 21,636        2,098,692
     PNC Bank Corp.                                                        8,500          489,813
     State Street Corp.                                                   26,182        2,235,288
     US Bancorp                                                           86,564        2,943,176
     Wells Fargo Co.                                                     133,877        5,723,242
                                                                                      -----------
                                                                                      $19,082,057
-------------------------------------------------------------------------------------------------
   Business Machines -- 2.7%
     International Business Machines Corp.                                19,600      $ 2,533,300
     Xerox Corp.                                                         124,370        7,345,603
                                                                                      -----------
                                                                                      $ 9,878,903
-------------------------------------------------------------------------------------------------
   Business Services -- 1.7%
     Computer Sciences Corp.*                                             30,500      $ 2,110,219
     DST Systems, Inc.*                                                   28,785        1,809,857
     First Data Corp.                                                     45,100        2,207,081
                                                                                      -----------
                                                                                      $ 6,127,157
-------------------------------------------------------------------------------------------------
   Chemicals -- 0.2%
     E.I. du Pont de Nemours & Co., Inc.                                   5,249      $   358,572
     PPG Industries, Inc.                                                  5,100          301,219
     Rohm & Haas Co.                                                       5,100          218,663
                                                                                      -----------
                                                                                      $   878,454
-------------------------------------------------------------------------------------------------
   Computer Hardware -- Systems -- 0.9%
     Hewlett-Packard Co.                                                  33,400      $ 3,356,700
-------------------------------------------------------------------------------------------------
   Computer Software -- Personal Computers -- 28%
     Microsoft Corp.*                                                    113,804      $10,263,698
-------------------------------------------------------------------------------------------------
   Computer Software -- Services -- 0.5%
     Sun Microsystems, Inc.*                                              28,900      $ 1,990,488
-------------------------------------------------------------------------------------------------

Stocks -- continued
-------------------------------------------------------------------------------------------------
Issuer                                                                    Shares            Value
-------------------------------------------------------------------------------------------------
U.S. Stocks -- continued
   Computer Software -- Systems -- 2.2%
     BMC Software, Inc.*                                                  28,322      $ 1,529,388
     Computer Associates International, Inc.                              71,688        3,942,840
     Oracle Corp.*                                                        67,141        2,492,610
                                                                                      -----------
                                                                                      $ 7,964,838
-------------------------------------------------------------------------------------------------
   Consumer Goods and Services -- 6.4%
     Clorox Co.                                                           16,631      $ 1,776,398
     Colgate-Palmolive Co.                                                27,632        2,728,660
     Gillette Co.                                                         80,404        3,296,564
     Newell Rubbermaid, Inc.                                              82,140        3,819,510
     Philip Morris Cos., Inc.                                             40,495        1,627,393
     Procter & Gamble Co.                                                 45,973        4,103,090
     Tyco International Ltd.                                              65,277        6,184,996
                                                                                      -----------
                                                                                      $23,536,611
-------------------------------------------------------------------------------------------------
   Electrical Equipment -- 2.5%
     Emerson Electric Co.                                                 44,850      $ 2,819,944
     General Electric Co.                                                 48,291        5,456,883
     Honeywell, Inc.                                                       7,000          811,125
                                                                                      -----------
                                                                                      $ 9,087,952
-------------------------------------------------------------------------------------------------
   Entertainment -- 2.6%
     Disney (Walt) Co.                                                    73,890      $ 2,276,736
     MediaOne Group, Inc.*                                                25,940        1,929,287
     Time Warner, Inc.                                                    69,330        5,095,755
                                                                                      -----------
                                                                                      $ 9,301,778
-------------------------------------------------------------------------------------------------
   Financial Institutions -- 3.5%
     American Express Co.                                                 11,900      $ 1,548,488
     Associates First Capital Corp., "A"                                  66,520        2,947,667
     Citigroup, Inc.                                                      99,050        4,704,875
     Federal Home Loan Mortgage Corp.                                     58,038        3,366,204
     Goldman Sachs Group, Inc.*                                            3,200          231,200
                                                                                      -----------
                                                                                      $12,798,434
-------------------------------------------------------------------------------------------------
   Food and Beverage Products -- 4.1%
     Anheuser-Busch Cos., Inc.                                            72,200      $ 5,121,687
     Bestfoods Co.                                                        26,170        1,295,415
     Coca-Cola Co.                                                        24,232        1,514,500
     Hershey Foods Corp.                                                   9,271          550,466
     Interstate Bakeries Corp.                                            21,948          492,458
     Nabisco Holdings Corp., "A"                                          13,400          579,550
     PepsiCo., Inc.                                                       12,860          497,521
     Quaker Oats Co.                                                      22,200        1,473,525
     Ralston-Ralston Purina Co.                                          115,462        3,514,375
                                                                                      -----------
                                                                                      $15,039,497
-------------------------------------------------------------------------------------------------
   Forest and Paper Products -- 0.1%
     International Paper Co.                                               9,800      $   494,900
-------------------------------------------------------------------------------------------------
   Insurance -- 7.9%
     Allstate Corp.                                                       74,630      $ 2,677,351
     American International Group, Inc.                                   25,970        3,040,113
     Chubb Corp.                                                          16,900        1,174,550
     CIGNA Corp.                                                          65,488        5,828,432
-------------------------------------------------------------------------------------------------

Stocks -- continued
-------------------------------------------------------------------------------------------------
Issuer                                                                    Shares            Value
-------------------------------------------------------------------------------------------------
U.S. Stocks -- continued
   Insurance -- continued
     Equitable Cos., Inc.                                                 18,730      $ 1,254,910
     Hartford Financial Services Group, Inc.                              97,420        5,680,804
     Lincoln National Corp.                                               57,794        3,023,349
     MBIA, Inc.                                                           18,951        1,227,077
     Progressive Corp.                                                    25,517        3,699,965
     Torchmark Corp.                                                      32,508        1,109,335
                                                                                      -----------
                                                                                      $28,715,886
-------------------------------------------------------------------------------------------------
   Manufacturing -- 0.8%
     Danaher Corp.                                                        18,400      $ 1,069,500
     Illinois Tool Works, Inc.                                            23,420        1,920,440
                                                                                      -----------
                                                                                      $ 2,989,940
-------------------------------------------------------------------------------------------------
   Medical and Health Products -- 8.5%
     American Home Products Corp.                                         67,726      $ 3,894,245
     Becton, Dickinson & Co.                                              32,100          963,000
     Bristol-Myers Squibb Co.                                             79,702        5,614,010
     Johnson & Johnson Co.                                                44,623        4,373,054
     Merck & Co., Inc.                                                    31,718        2,347,132
     Pfizer, Inc.                                                         44,015        4,830,646
     Pharmacia & Upjohn, Inc.                                             67,410        3,829,731
     Schering Plough Corp.                                                41,600        2,204,800
     Warner-Lambert Co.                                                   44,921        3,116,394
                                                                                      -----------
                                                                                      $31,173,012
-------------------------------------------------------------------------------------------------
   Medical and Health Technology and Services -- 2.7%
     Fresenius National Medical Care, Inc.*                                  100               $2
     Guidant Corp.                                                        66,080        3,398,990
     HEALTHSOUTH Corp.*                                                   49,870          744,933
     Medtronic, Inc.                                                      41,420        3,225,582
     United HealthCare Corp.                                              38,135        2,388,204
                                                                                      -----------
                                                                                      $ 9,757,711
-------------------------------------------------------------------------------------------------
   Oils -- 2.9%
     Chevron Corp.                                                        15,790      $ 1,503,011
     Exxon Corp.                                                          64,607        4,982,815
     Mobil Corp.                                                          38,051        3,767,049
     USX-Marathon Group                                                   11,929          388,438
                                                                                      -----------
                                                                                      $10,641,313
-------------------------------------------------------------------------------------------------
   Printing and Publishing -- 1.6%
     Gannett Co., Inc.                                                    27,069      $ 1,932,050
     New York Times Co.                                                   37,000        1,362,062
     Tribune Co.                                                          27,001        2,352,462
                                                                                      -----------
                                                                                      $ 5,646,574
-------------------------------------------------------------------------------------------------
   Restaurants and Lodging -- 1.4%
     McDonald's Corp.                                                    119,920      $ 4,954,195
-------------------------------------------------------------------------------------------------
   Special Products and Services -- 0.2%
     Carnival Corp.                                                       14,200      $   688,700
-------------------------------------------------------------------------------------------------

Stocks -- continued
-------------------------------------------------------------------------------------------------
Issuer                                                                    Shares            Value
-------------------------------------------------------------------------------------------------
U.S. Stocks -- continued
   Stores -- 5.3%
     CVS Corp.                                                            76,376     $  3,876,082
     Dayton Hudson Corp.                                                  37,630        2,445,950
     Home Depot, Inc.                                                     35,306        2,275,030
     Nordstrom, Inc.                                                      33,310        1,115,885
     Office Depot, Inc.*                                                  55,324        1,220,586
     Rite Aid Corp.                                                       42,257        1,040,579
     TJX Cos., Inc.                                                       92,820        3,092,066
     Wal-Mart Stores, Inc.                                                89,864        4,335,938
                                                                                     ------------
                                                                                     $ 19,402,116
-------------------------------------------------------------------------------------------------
   Supermarkets -- 3.2%
     Albertsons, Inc.                                                     52,191     $  2,691,098
     Kroger Co.*                                                         155,204        4,336,012
     Safeway, Inc.*                                                       96,490        4,776,255
                                                                                     ------------
                                                                                     $ 11,803,365
-------------------------------------------------------------------------------------------------
   Telecommunications -- 9.4%
     Alltel Corp.                                                         60,170     $  4,302,155
     Ameritech Corp.                                                      26,570        1,952,895
     Bell Atlantic Corp.                                                 108,040        7,063,115
     Cisco Systems, Inc.*                                                 41,006        2,642,324
     MCI WorldCom, Inc.*                                                  69,694        5,998,040
     Motorola, Inc.                                                       36,500        3,458,375
     Nortel Networks Corp.                                                11,100          963,619
     SBC Communications, Inc.                                             80,080        4,644,640
     Sprint Corp.                                                         47,628        2,515,353
     Sprint Corp. (PCS Group)                                             11,487          656,195
                                                                                     ------------
                                                                                     $ 34,196,711
-------------------------------------------------------------------------------------------------
   Utilities -- Electric -- 3.6%
     CMS Energy Corp.                                                     26,940     $  1,128,112
     Duke Energy Corp.                                                    32,500        1,767,187
     FirstEnergy Corp.                                                    35,150        1,089,650
     GPU, Inc.                                                            25,230        1,064,391
     New Century Energies, Inc.                                           14,802          574,503
     NiSource, Inc.                                                       38,900        1,004,106
     Peco Energy Co.                                                      34,610        1,449,294
     Pinnacle West Capital Corp.                                          33,935        1,365,884
     Texas Utilities Co.                                                  57,817        2,384,951
     Unicom Corp.                                                         29,109        1,122,516
                                                                                     ------------
                                                                                     $ 12,950,594
-------------------------------------------------------------------------------------------------
   Utilities -- Gas -- 1.0%
     Coastal Corp.                                                        14,600     $    584,000
     Columbia Energy Group                                                45,964        2,881,368
                                                                                     ------------
                                                                                     $  3,465,368
-------------------------------------------------------------------------------------------------
   Utilities -- Telephone -- 0.2%
     BellSouth Corp.                                                      18,804     $    881,438
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $327,006,408
-------------------------------------------------------------------------------------------------

Stocks -- continued
-------------------------------------------------------------------------------------------------
Issuer                                                                    Shares            Value
-------------------------------------------------------------------------------------------------
Foreign Stocks -- 5.6%
   Canada -- 0.6%
     Canadian National Railway Co. (Railroads)                            32,281     $  2,162,827
-------------------------------------------------------------------------------------------------
   France -- 0.2%
     Axa (Insurance)                                                       4,700     $    572,968
-------------------------------------------------------------------------------------------------
   Germany -- 0.8%
     HypoVereinsbank (Banks and Credit Cos.)                               6,700     $    434,974
     Mannesmann AG (Conglomerate)                                         18,000        2,689,604
                                                                                     ------------
                                                                                     $  3,124,578
-------------------------------------------------------------------------------------------------
   Japan -- 0.2%
     AFLAC, Inc. (Insurance)                                              16,000     $    766,000
-------------------------------------------------------------------------------------------------
   Netherlands -- 0.2%
     Wolters Kluwer NV (Publishing)                                       14,800     $    588,705
-------------------------------------------------------------------------------------------------
   Sweden -- 0.4%
     Ericsson LM, ADR (Telecommunications)                                45,000     $  1,482,188
-------------------------------------------------------------------------------------------------
   Switzerland -- 0.3%
     Nestle S.A. (Food and Beverage Products)                                595     $  1,072,041
-------------------------------------------------------------------------------------------------
   United Kingdom -- 2.9%
     BP Amoco PLC, ADR (Oils)                                             57,634     $  6,253,289
     Rentokil Initial PLC (Environmental Services)                       138,060          535,253
     Reuters Group PLC (Business Services)                               121,780        1,601,616
     Reuters Group PLC, ADR (Business Services)                           13,790        1,117,852
     Zeneca Group PLC (Medical and Health Products)                       29,500        1,140,448
                                                                                     ------------
                                                                                     $ 10,648,458
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 20,417,765
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $305,098,185)                                         $347,424,173
-------------------------------------------------------------------------------------------------
Convertible Preferred Stocks -- 0.3%
-------------------------------------------------------------------------------------------------
   Utilities -- Electric -- 0.3%
     Reliant Energy, Inc., 7.00%                                           6,705     $    799,571
     Texas Utilities Co., 3.315%                                           5,700          251,513
                                                                                     ------------
                                                                                     $  1,051,084
-------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $737,118)                       $  1,051,084
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Convertible Bonds - 0.1%
-------------------------------------------------------------------------------------------------
Issuer                                                          Principal Amount
                                                                   (000 Omitted)            Value
-------------------------------------------------------------------------------------------------
   Financial Services -- 0.1%
     Bell Atlantic Financial Services, Inc., 4.25s, 2005##
       (Identified Cost, $489,085)                                      $    438     $    447,855
-------------------------------------------------------------------------------------------------
   Short-Term Obligations -- 4.1%
     Federal Home Loan Mortgage Corp., due 7/23/99                      $ 11,840     $ 11,804,835
     General Electric Capital Corp., due 7/01/99                           3,195        3,195,000
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $ 14,999,835
-------------------------------------------------------------------------------------------------

Other Short-Term Obligations -- 6.9%
-------------------------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------------------------------
     Navigator Securities Lending Prime Portfolio, at Cost            24,967,671     $ 24,967,671
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $346,291,894)                                    $388,890,618

Other Assets, Less Liabilities -- (6.5)%                                              (23,625,119)
-------------------------------------------------------------------------------------------------
Net Assets-- 100.0%                                                                  $365,265,499
-------------------------------------------------------------------------------------------------

*Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
June 30, 1999
--------------------------------------------------------------------------------

Assets:
  Investments, at value (identified cost, $346,291,894)             $388,890,618
  Cash                                                                     9,357
  Receivable for Series shares sold                                    2,796,394
  Receivable for investments sold                                      2,795,488
  Dividends and interest receivable                                      283,767
  Deferred organization expenses                                           2,339
  Other assets                                                             1,530
                                                                    ------------
      Total assets                                                  $394,779,493
                                                                    ------------

Liabilities:
  Payable for investments purchased                                 $  4,406,456
  Payable for Series shares reacquired                                    73,278
  Collateral for securities loaned, at value                          24,967,671
  Payable to affiliates --
    Management fee                                                         7,372
    Shareholder servicing agent fee                                          110
    Administrative fee                                                       155
  Accrued expenses and other liabilities                                  58,952
                                                                    ------------
      Total liabilities                                             $ 29,513,994
                                                                    ------------
Net assets                                                          $365,265,499
                                                                    ============
Net assets consist of:
  Paid-in capital                                                   $315,264,545
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                                42,593,458
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                      6,590,087
  Accumulated undistributed net investment income                        817,409
                                                                    ------------
      Total                                                         $365,265,499
                                                                    ------------
Shares of beneficial interest outstanding                             17,280,564
                                                                    ------------
Net asset value per share
  (net assets / shares of beneficial interest outstanding)             $21.14
                                                                       ------

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Net investment income (loss):
  Income --
    Dividends                                                      $  1,783,535
    Interest                                                            344,293
    Foreign taxes withheld                                              (10,555)
                                                                   ------------
      Total investment income                                      $  2,117,273
                                                                   ------------
  Expenses --
    Management fee                                                 $  1,108,445
    Trustees' compensation                                                1,123
    Shareholder servicing agent fee                                      51,617
    Administrative fee                                                   22,161
    Custodian fee                                                        52,343
    Printing                                                             39,460
    Auditing fees                                                        15,504
    Legal fees                                                            1,502
    Amortization of organization expenses                                   911
    Miscellaneous                                                        11,295
                                                                   ------------
      Total expenses                                               $  1,304,361
    Fees paid indirectly                                                 (6,196)
                                                                   ------------
      Net expenses                                                 $  1,298,165
                                                                   ------------
        Net investment income                                      $    819,108
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                        $  7,156,751
    Foreign currency transactions                                        (4,161)
                                                                   ------------
      Net realized gain on investments and
        foreign currency transactions                              $  7,152,590
                                                                   ------------
  Change in unrealized appreciation (depreciation)--
    Investments                                                    $ 10,736,456
    Translation of assets and liabilities in
      foreign currencies                                                 (5,631)
                                                                   ------------
      Net unrealized gain on investments and
        foreign currency translation                               $ 10,730,825
                                                                   ------------
        Net realized and unrealized gain on
           investments and foreign currency                        $ 17,883,415
                                                                   ------------
           Increase in net assets from operations                  $ 18,702,523
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                            Six Months Ended          Year Ended
                                               June 30, 1999   December 31, 1998
                                                 (Unaudited)
--------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations --
  Net investment income                         $    819,108       $   1,008,353
  Net realized gain on investments and
    foreign currency transactions                  7,152,590             781,320
  Net unrealized gain on investments and
    foreign currency translation                  10,730,825          26,597,781
                                                ------------       -------------
    Increase in net assets from
      operations                                $ 18,702,523       $  28,387,454
                                                ------------       -------------
Distributions declared to shareholders --
  From net investment income                    $ (1,007,248)      $          --
  From net realized gain on investments and
    foreign currency transactions                 (1,209,006)                 --
                                                ------------       -------------
      Total distributions declared to
        shareholders                            $ (2,216,254)      $          --
                                                ------------       -------------
Net increase in net assets from Series
  share transactions                            $104,468,963       $ 157,877,743
                                                ------------       -------------
      Total increase in net assets              $120,955,232       $ 186,265,197
Net assets:
  At beginning of period                         244,310,267          58,045,070
                                                ------------       -------------
  At end of period (including accumulated
    undistributed net investment income of
    $817,409 and $1,005,549, respectively)      $365,265,499       $ 244,310,267
                                                ============       =============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------

                                              Six Months Ended          Year Ended December 31,       Period Ended
                                                 June 30, 1999    --------------------------------    December 31,
                                                   (Unaudited)      1998         1997         1996           1995*
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period               $   20.11    $   16.44    $  12.98     $ 10.61        $ 10.00
                                                     ---------    ---------    --------     -------        -------
Income from investment operations# --
  Net investment income@                             $    0.06    $    0.13    $   0.16     $  0.18        $  0.05
  Net realized and unrealized gain on investments
    and foreign currency                                  1.12         3.54        3.70        2.42           0.61
                                                     ---------    ---------    --------     -------        -------
      Total from investment operations               $    1.18    $    3.67    $   3.86     $  2.60        $  0.66
                                                     ---------    ---------    --------     -------        -------
Less distributions declared to shareholders --
  From net investment income                         $   (0.07)   $      --    $  (0.07)    $ (0.09)       $ (0.05)
  From net realized gain on investments and
    foreign currency transactions                        (0.08)          --       (0.29)      (0.13)            --
  In excess of net realized gain on investments
    and foreign currency                                    --           --       (0.04)      (0.01)            --
                                                     ---------    ---------    --------     -------        -------
      Total distributions declared to shareholders   $   (0.15)   $      --    $  (0.40)    $ (0.23)       $ (0.05)
                                                     ---------    ---------    --------     -------        -------
Net asset value -- end of period                     $   21.14    $   20.11    $  16.44     $ 12.98        $ 10.61
                                                     ---------    ---------    --------     -------        -------
Total return                                              5.84%++     22.32%      29.78%      24.46%          6.64%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                              0.88%+       0.95%       1.00%       1.01%          1.00%+
  Net investment income                                   0.55%+       0.73%       0.93%       1.52%          2.20%+
Portfolio turnover                                          27%          57%         42%         41%             2%
Net assets at end of period (000 omitted)             $365,265     $244,310     $58,045      $9,174           $365

     @ Prior to October 2, 1998, subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss)
     per share and ratios would have been:

      Net investment income (loss)                          --        $0.14       $0.13       $0.05         $(0.41)
      Ratios (to average net assets):
      Expenses##                                            --         0.88%       1.10%       2.07%         21.44%+
      Net investment income (loss)                          --         0.80%       0.82%       0.46%        (18.24)%+

* For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian. The Series' expenses are calculated without reduction for this expense offset arrangement

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Growth with Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 series: MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Governments Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 52 shareholders in the Series.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Security Loans -- The Series may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned was $24,448,175. These loans were collateralized by cash of $24,967,671. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses -- Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts -- The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid indirectly -- The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates

Investment Adviser -- The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets.

Each Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator -- The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                  First $1 billion                    0.0150%
                  Next $1 billion                     0.0125%
                  Next $1 billion                     0.0100%
                  In excess of $3 billion             0.0000%

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated 175,169,069 and $76,293,308, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 346,291,894
                                                                  =============
Gross unrealized appreciation                                        47,861,383
Gross unrealized depreciation                                     $  (5,262,659)
                                                                  -------------
  Net unrealized appreciation                                     $  42,598,724
                                                                  =============

(5) Shares of Beneficial Interest

The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                   Six Months Ended June 30, 1999      Year Ended December 31, 1998
                                   ------------------------------      ----------------------------
                                          Shares           Amount           Shares           Amount
---------------------------------------------------------------------------------------------------
Shares sold                            6,876,460    $ 139,834,170       10,781,895    $ 197,503,394
Shares issued to shareholders in
  reinvestment of distributions          106,154        2,216,254               --               --
Shares reacquired                     (1,848,099)     (37,581,461)      (2,166,542)     (39,625,651)
                                   -------------    -------------    -------------    -------------
   Net increase                        5,134,515    $ 104,468,963        8,615,353    $ 157,877,743
                                   -------------    -------------    -------------    -------------

(6) Line of Credit

The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $1,202. The Series had no significant borrowings during the period.

                      MFS' Year 2000 Readiness Disclosure

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have farther questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.


--------------------------------------------------------------------------------
138

--------------------------------------------------------------------------------

Supplement dated July 15, 1999
to Prospectus dated May 1, 1999

THE GUARDIAN SMALL
CAP STOCK FUND

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE
PROSPECTUS FOR FUTURE REFERENCE.

The following replaces the last paragraph under the section "Fund Management and the Investment Adviser" on page 5 of The Guardian Small Cap Stock Fund prospectus:

Larry A. Luxenberg and Catherine McRae are co-managers of The Guardian Small Cap Stock Fund. Larry A. Luxenberg, who oversees the Fund's management, has managed or co-managed this Fund since its inception in May 1997. He also co-manages The Park Avenue Fund. Mr. Luxenberg, Vice President, Equity Securities, has been with Guardian Life for the past 15 years.

Catherine McRae, who has primary responsibility for the day-to-day operations of the Fund has been an equity analyst with Guardian Life since May 1998. From 1992 to 1994 she was a senior equity analyst and managing director at ING Baring Furman Selz. Prior to that, she worked 11 years as an equity analyst and 6 years in corporate finance for various companies.

Allen Klee and Daniel Breslin round out the Small Cap Stock Fund's management team. Allen Klee has been Director, Equity Securities, Investments, for Guardian Life since August 1998. From June 1995 until August 1998 he was Director, Fixed Income Credit Analysis, Investments. He began working for Guardian Life in 1993 as a Senior Credit Analyst, Investments. Daniel Breslin has been an Equity Analyst for Guardian Life since 1996. Prior to that he was a quantitative analyst for Guardian Life beginning in September 1993.


--------------------------------------------------------------------------------

   [LOGO]

GUARDIAN(SM)                                                   BULK RATE MAIL

The Guardian Insurance & Annuity Company, Inc.                 U.S. POSTAGE PAID
7 Hanover Square
New York, New York  10004                                      PERMIT NO. 1104

                                                               CLIFTON, NJ

EB-010250 6/99                          [RECYCLE LOGO] Printed on recycled paper